UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06431

MANAGERS TRUST II

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal executive offices)	(Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: DECEMBER 31

Date of reporting period: JANUARY 1, 2008 – JUNE 30, 2008

    (Semi-Annual Shareholder Report)

Item 1.	Reports to Shareholders

SEMI-ANNUAL REPORT

Managers Trust II Funds

June 30, 2008

Managers AMG Chicago Equity Partners Mid-Cap Fund

Managers AMG Chicago Equity Partners Balanced Fund

Managers High Yield Fund

Managers Fixed Income Fund

SAR009-0608

The Managers Funds

Semi-Annual Report — June 30, 2008 (unaudited)

Page
LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUNDS’ EXPENSES	4

FUNDS’ PERFORMANCE	6

FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

Managers AMG Chicago Equity Partners Mid-Cap Fund	8

Managers AMG Chicago Equity Partners Balanced Fund	11

Managers High Yield Fund	17

Managers Fixed Income Fund	24

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	32

FINANCIAL STATEMENTS:

Statements of Assets and Liabilities	33

Fund balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statements of Operations	34

Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the period

Statements of Changes in Net Assets	35

Detail of changes in Fund assets for the past two periods

FINANCIAL HIGHLIGHTS	37

Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	45

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENTS	51

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or Managers AMG Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

As you are undoubtedly aware, the financial markets were under significant pressure during a majority of the six-month period ending June 30, 2008 (the “period”). The period began with the major U.S. equity markets seeing their worst returns in 5 1/2 years during the first quarter, largely driven by investor concerns over the economic impact of a decline in U.S. home values and the related devaluation of the mortgage-securities market. After the Federal Reserve’s mid-March establishment of the credit facility to extend overnight funds to primary dealers and the bail out of Bear Stearns & Co., the second quarter started with many investors believing that the worst of the credit crunch was over, that economic growth would begin to bounce back later in the year, and that stock prices, in anticipation of future growth, would advance. That’s actually how it played out – until mid-to-late May, that is. Stocks, unfortunately, then sold off during the remainder of the quarter as investors’ concerns over surging energy and food prices, continued fallout from the credit crisis, slow economic growth, and declining corporate profits took center stage. Time will tell if the concerns are completely justified. In the short-term, however, the pain in the financial markets has been all too real.

The resulting impact on equities was widespread. For the period, the Russell 1000® (large cap), Russell 2000® (small cap), and the Russell 3000® (all cap) Indices returned -11.2%, -9.4% and -11.1%, respectively. Even with the benefit of currencies that were strong relative to the U.S. Dollar for the period, foreign stock markets offered little help in the way of diversification. For the period, the MSCI EAFE Index returned -11.0% (U.S. Dollars), while the MSCI Emerging Markets Index declined by -11.8%.

While many of the media headlines took a negative tone and emphasized inflation, the “housing crisis” and the losses in the stock market, various portions of the bond market provided positive returns. Interest rates fell (and bond prices rose) across the yield curve, although the interest rate declines were most pronounced on the shorter end of the curve. Meanwhile, for the period in aggregate, demand for higher-quality, lower-risk bonds like U.S. Treasuries increased, while investors sold higher-risk, lower-quality bonds in an effort to curtail risk. For the period, the Lehman Brothers U.S. Aggregate Index and the Lehman Brothers Global Aggregate Index returned 1.1% and 3.5% (U.S. Dollars), respectively. Meanwhile, the Lehman Brothers U.S. Credit Bond Index and Lehman U.S. Corporate High Yield Index declined 0.5% and 1.3%, respectively.

Against this backdrop, the Funds in this report have provided the following returns:

Periods Ended 06/30/08			6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Managers AMG Chicago Equity Partners Mid-Cap Fund
	-Class A	No Load	(5.63)%	(15.13)%	3.46%	9.87%	8.99%	10.99%	1/2/1997
	-Class A	With Load	(11.03)%	(20.02)%	1.43%	8.58%	8.35%	10.42%	1/3/1997
	-Class B	No Load	(5.94)%	(16.02)%	2.66%	9.14%	8.37%	9.34%	1/28/1998
	-Class B	With Load	(10.64)%	(19.92)%	1.70%	8.85%	8.37%	9.34%	1/29/1998
	-Class C	No Load	(5.94)%	(15.98)%	2.63%	9.09%	8.40%	8.63%	2/19/1998
	-Class C	With Load	(6.88)%	(16.76)%	2.63%	9.09%	8.40%	8.63%	2/20/1998
	-Institutional Class		(5.48)%	(15.15)%	3.64%	10.17%	9.43%	11.46%	1/2/1997
S&P Mid Cap 400 Index			(3.90)%	(7.34)%	7.45%	12.61%	9.84%	12.11%	1/2/1997
Managers AMG Chicago Equity Partners Balanced Fund
	-Class A	No Load	(4.89)%	(4.61)%	5.23%	7.44%	6.15%	7.92%	1/2/1997
	-Class A	With Load	(10.34)%	(10.09)%	3.17%	6.17%	5.53%	7.36%	1/3/1997
	-Class B	No Load	(5.26)%	(5.31)%	4.42%	6.71%	5.56%	6.06%	2/10/1998
	-Class B	With Load	(9.97)%	(9.98)%	3.49%	6.40%	5.56%	6.06%	2/11/1998
	-Class C	No Load	(5.25)%	(5.27)%	4.43%	6.71%	5.56%	6.00%	2/13/1998
	-Class C	With Load	(6.19)%	(6.21)%	4.43%	6.71%	5.56%	6.00%	2/14/1998
	-Institutional Class		(4.74)%	(4.34)%	5.49%	7.79%	6.60%	8.39%	1/2/1997
60% S&P 500/40% Lehman Brothers U.S. Aggregate			(6.59)%	(4.92)%	4.59%	6.35%	4.47%	6.92%	1/2/1997

Letter to Shareholders (continued)

Periods Ended 06/30/08			6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Managers High Yield Fund
	-Class A	No Load	(1.72)%	(2.22)%	4.14%	6.68%	5.04%	5.85%	1/2/1998
	-Class A	With Load	(5.95)%	(6.37)%	2.63%	5.75%	4.59%	5.41%	1/3/1998
	-Class B	No Load	(2.03)%	(3.08)%	3.27%	5.91%	4.41%	4.80%	2/19/1998
	-Class B	With Load	(6.76)%	(7.61)%	2.41%	5.61%	4.41%	4.80%	2/20/1998
	-Class C	No Load	(2.16)%	(3.21)%	3.24%	5.90%	4.40%	4.78%	2/19/1998
	-Class C	With Load	(3.10)%	(4.11)%	3.24%	5.90%	4.40%	4.78%	2/20/1998
	-Institutional Class		(1.68)%	(2.14)%	4.31%	6.99%	5.49%	5.84%	3/2/1998
Lehman Brothers U.S. Corporate High Yield			(1.31)%	(2.26)%	4.54%	6.92%	4.91%		1/2/1998
Managers Fixed Income Fund
	-Class A	No Load	(0.02)%	4.34%	4.39%	4.66%	5.76%	6.16%	1/2/1997
	-Class A	With Load	(4.29)%	(0.08)%	2.89%	3.75%	5.30%	5.77%	1/3/1997
	-Class B	No Load	(0.39)%	3.57%	3.60%	3.95%	5.19%	5.26%	3/20/1998
	-Class B	With Load	(5.26)%	(1.37)%	2.69%	3.61%	5.19%	5.26%	3/21/1998
	-Class C	No Load	(0.46)%	3.50%	3.56%	3.93%	5.19%	5.38%	3/5/1998
	-Class C	With Load	(1.43)%	2.51%	3.56%	3.93%	5.19%	5.38%	3/6/1998
	-Institutional Class		0.05%	4.59%	4.64%	4.99%	6.24%	6.66%	1/2/1997
Lehman Brothers U.S. Aggregate Bond Index			1.13%	7.12%	4.09%	3.85%	5.68%	6.16%	1/2/1997

Note: Returns greater than one year are annualized.

As noted above, for the six months ended June 30, 2008, the Managers AMG Chicago Equity Partners Mid Cap Fund (Institutional class) returned -5.48%, compared to a return of -3.90% for the S&P Mid Cap 400 Index, the Fund’s primary benchmark. Despite the shortfall relative to the benchmark for the period, the Fund performed well relative to peers over the trailing six month period.

Much of the Fund’s relative underperformance during the period was concentrated in the first half of the period. Chicago Equity Partners, LLC (“CEP”), the Fund’s subadvisor, uses a quantitative model to guide stock selection, whereby the top-rated stocks in their model exhibit a combination of growing earnings, positive price momentum, lower valuations, and higher-quality balance sheets. During the second half of 2007 and the first quarter of 2008, the long-term relationship of being positive in the four factor groups did not produce positive returns. During the second quarter, however, CEP began to see the relationship come back into favor. Specifically, as the market was pricing in an extended slowing economy, the higher-quality stocks began outperforming again. CEP also noted that the momentum factors in the model have worked well over the last several quarters, and continued to do so during the second quarter. On a sector basis, stock selection was positive in the information technology, materials and consumer staples sectors. This, however, was offset by negative stock selection within energy, industrials and health care.

Looking forward, CEP remains steadfast in their people, philosophy and process, noting that past periods of underperformance have often led to longer periods of outperformance. The firm believes that dislocations in the current market bring great opportunities for the future.

As noted above, for the six months ended June 30, 2008, the Managers AMG Chicago Equity Partners Balanced Fund (Institutional class) returned -4.74%, compared to a return of -6.59% for the hypothetical index consisting of 60% S&P 500 Index and 40% Lehman Brothers U.S. Aggregate Bond Index, the Fund’s primary benchmark. Not only do these results surpass those of the index, but the Fund compares well to peers during the trailing six months and over all significant time periods.

During the period, both the equity and fixed income portions of the Fund contributed positively to relative performance. The equity portion of the Fund benefited from exposure to CEP’s momentum factors, as has been the case since 2007. Quality factors also added value during the first half of 2008, after being out of favor in 2007. The firm’s model also had good discrimination between the highest-rated stocks and the lowest-rated stocks during the period. Within the fixed income portion of the Fund, relative returns were positively impacted by the bias toward Treasuries and high-quality, investment-grade corporate bonds, particularly in the first half of the period.

As of June 30, 2008, the Fund was underweight in equities, with an allocation of 52% equities and 48% fixed income. The asset-allocation decision to underweight equities has helped the Fund’s overall performance. Similar

Letter to Shareholders (continued)

to past experiences, CEP remains extremely confident that the equity market will return to focus on long-term fundamentals, which are the driving factors in their investment process. Meanwhile, CEP expects to continue managing the fixed income portion with caution, and will look to continue to take advantage of the changing conditions currently in play.

As noted above, for the six months ended June 30, 2008, the Managers High Yield Fund (Institutional class) returned -1.68%, compared to a return of -1.31% for its benchmark, the Lehman Brothers U.S. Corporate High Yield Index. Nevertheless, returns have been more favorable over long-term periods and the Fund ranks well above median relative to peers over all significant time periods. For the period, the modest underperformance can be mostly attributed to poor performance within the chemicals, automotive, and retailers sectors. Similarly, abnormally large fund flows during the second quarter hurt performance since the flows occurred during a period of below-average liquidity within the high-yield market, which led to less-than-desirable pricing. These detractors were partly offset by decent relative performance within the telecommunications, financials, and gaming sectors.

Since the middle of 2007, the yield spread between Treasuries and high-yield bonds has widened over 500 basis points, due to strong performance by U.S. Treasuries and falling prices in the high-yield market. While performance during this period has been a little disappointing on a relative and absolute basis, J.P. Morgan Investment Management LLC (“J.P. Morgan”), the Fund’s subadvisor, feels that high yield bonds are currently attractively valued and that prices fell because many are forecasting a significant increase in the default rate as economic growth slows and the credit crunch continues to evolve. J.P. Morgan also believes that the default rate will increase over the next few quarters, but not as drastically as some expect, citing better corporate fundamentals now compared to previous credit crises. Combining these factors, along with high absolute yields, helps support J.P. Morgan’s belief that high-yield investing currently presents a solid opportunity for long-term investors.

As noted above, for the six months ended June 30, 2008, the Managers Fixed Income Fund (Institutional class) returned 0.05%, compared to a return of 1.13% for the Lehman Brothers U.S. Aggregate Index, the Fund’s primary benchmark. While returns for the period are somewhat disappointing, the Fund’s absolute and relative performance is significantly better over three-, five-, and ten-year and since-inception time periods. Furthermore, the Fund ranks in the top ten percent compared to peers over all of those time periods. During the period, the Fund trailed the benchmark primarily due to its greater-than-benchmark allocation to corporate bonds and the related underweight to Treasuries. Much of the underperformance was concentrated during the first quarter, when corporate bonds underperformed Treasuries by nearly 500 basis points. Spreads did narrow somewhat during the second quarter, but corporate bonds still finished the period more than 260 basis points behind Treasuries. Security selection within the industrial sector also detracted from relative returns for the period, while a small allocation to non-U.S. bonds contributed positively.

The widening trend in corporate bond spreads has created what Loomis, Sayles & Co., L.P. (“Loomis”), the Fund’s subadvisor, deems to be attractive buying opportunities. Over the past several quarters, Loomis has been gradually decreasing the Fund’s exposure to Treasuries and using the proceeds to carefully allocate to corporate bonds. As of June 30, 2008, nearly 70% of the Fund’s assets were in corporates, versus roughly 20% for the index. Loomis also believes that security selection will likely prove to be more critical moving forward, as default rates are expected to trend upward and market conditions remain vulnerable to the possibility of further economic deterioration. Loomis has lowered its growth forecast for the balance of 2008, due primarily to rising energy costs. Their forecast is for moderate growth in 2009, as the banks recover, credit improves, and the bulk of the damage from the housing crisis moves behind us. Energy prices remain a significant risk to this forecast. In the near term, Loomis believes bond yields could move lower as the market backs off expectations of potential tightening, with a sustained move higher unlikely to occur until 2009. Assuming the economy begins to recover as they have forecast, Loomis believes rate hikes could begin in the second quarter of 2009.

The following report covers the six month period ended June 30, 2008. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for either of these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

John H. Streur
Senior Managing Partner Managers Investment Group LLC

About Your Fund’s Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; reinvested dividends or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Fund Return

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Six Months Ended June 30, 2008	Expense Ratio for the Period	Beginning Account Value 1/1/2008	Ending Account Value 6/30/2008	Expenses Paid During Period*
Managers AMG Chicago Equity Partners Mid-Cap Fund Class A
Based on Actual Fund Return	1.24%	$1,000	$944	$5.99
Based on Hypothetical 5% Annual Return	1.24%	$1,000	$1,019	$6.22
Managers AMG Chicago Equity Partners Mid-Cap Fund Class B
Based on Actual Fund Return	1.99%	$1,000	$941	$9.60
Based on Hypothetical 5% Annual Return	1.99%	$1,000	$1,015	$9.97
Managers AMG Chicago Equity Partners Mid-Cap Fund Class C
Based on Actual Fund Return	1.99%	$1,000	$941	$9.59
Based on Hypothetical 5% Annual Return	1.99%	$1,000	$1,015	$9.97
Managers AMG Chicago Equity Partners Mid-Cap Fund Institutional Class
Based on Actual Fund Return	0.99%	$1,000	$945	$4.79
Based on Hypothetical 5% Annual Return	0.99%	$1,000	$1,020	$4.97

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

About Your Fund’s Expenses (continued)

Six Months Ended June 30, 2008	Expense Ratio for the Period	Beginning Account Value 6/1/2008	Ending Account Value 6/30/2008	Expenses Paid During Period*
Managers AMG Chicago Equity Partners Balanced Fund Class A
Based on Actual Fund Return	1.25%	$1,000	$951	$6.06
Based on Hypothetical 5% Annual Return	1.25%	$1,000	$1,019	$6.27
Managers AMG Chicago Equity Partners Balanced Fund Class B
Based on Actual Fund Return	2.00%	$1,000	$947	$9.68
Based on Hypothetical 5% Annual Return	2.00%	$1,000	$1,015	$10.02
Managers AMG Chicago Equity Partners Balanced Fund Class C
Based on Actual Fund Return	2.00%	$1,000	$948	$9.68
Based on Hypothetical 5% Annual Return	2.00%	$1,000	$1,015	$10.02
Managers AMG Chicago Equity Partners Balanced Fund Institutional Class
Based on Actual Fund Return	1.00%	$1,000	$953	$4.85
Based on Hypothetical 5% Annual Return	1.00%	$1,000	$1,020	$5.02
Managers High Yield Fund Class A
Based on Actual Fund Return	1.15%	$1,000	$983	$5.67
Based on Hypothetical 5% Annual Return	1.15%	$1,000	$1,019	$5.77
Managers High Yield Fund Class B
Based on Actual Fund Return	1.90%	$1,000	$980	$9.35
Based on Hypothetical 5% Annual Return	1.90%	$1,000	$1,015	$9.52
Managers High Yield Fund Class C
Based on Actual Fund Return	1.90%	$1,000	$978	$9.35
Based on Hypothetical 5% Annual Return	1.90%	$1,000	$1,015	$9.52
Managers High Yield Fund Institutional Class
Based on Actual Fund Return	0.90%	$1,000	$983	$4.44
Based on Hypothetical 5% Annual Return	0.90%	$1,000	$1,020	$4.52
Managers Fixed Income Fund Class A
Based on Actual Fund Return	0.84%	$1,000	$1,000	$4.18
Based on Hypothetical 5% Annual Return	0.84%	$1,000	$1,021	$4.22
Managers Fixed Income Fund Class B
Based on Actual Fund Return	1.59%	$1,000	$996	$7.89
Based on Hypothetical 5% Annual Return	1.59%	$1,000	$1,017	$7.97
Managers Fixed Income Fund Class C
Based on Actual Fund Return	1.59%	$1,000	$995	$7.89
Based on Hypothetical 5% Annual Return	1.59%	$1,000	$1,017	$7.97
Managers Fixed Income Fund Institutional Class
Based on Actual Fund Return	0.59%	$1,000	$1,001	$2.93
Based on Hypothetical 5% Annual Return	0.59%	$1,000	$1,022	$2.97

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

Funds’ Performance

All periods ended June 30, 2008 (unaudited)

Average Annual Total Returns[1]			Six Months	1 Year	5 Years	10 Years	Inception Date
Mid-Cap[3]	-Class A	No Load	(5.63)%	(15.13)%	9.87%	8.99%	01/02/97
	-Class A	With Load	(11.03)%	(20.02)%	8.58%	8.35%	01/02/97
	-Class B	No Load	(5.94)%	(16.02)%	9.14%	8.37%	01/28/98
	-Class B	With Load	(10.64)%	(19.92)%	8.85%	8.37%	01/28/98
	-Class C	No Load	(5.94)%	(15.98)%	9.09%	8.40%	02/19/98
	-Class C	With Load	(6.88)%	(16.76)%	9.09%	8.40%	02/19/98
	-Institutional Class	No Load	(5.48)%	(15.15)%	10.17%	9.43%	01/02/97
S&P Mid Cap 400 Index[4]			(3.90)%	(7.34)%	12.61%	9.84%
Balanced[2]	-Class A	No Load	(4.89)%	(4.61)%	7.44%	6.15%	01/02/97
	-Class A	With Load	(10.34)%	(10.09)%	6.17%	5.53%	01/02/97
	-Class B	No Load	(5.26)%	(5.31)%	6.71%	5.56%	02/10/98
	-Class B	With Load	(9.97)%	(9.98)%	6.40%	5.56%	02/10/98
	-Class C	No Load	(5.25)%	(5.27)%	6.71%	5.56%	02/13/98
	-Class C	With Load	(6.19)%	(6.21)%	6.71%	5.56%	02/13/98
	-Institutional Class	No Load	(4.74)%	(4.34)%	7.79%	6.60%	01/02/97
60% S&P 500 Index & 40% Lehman Brothers Aggregate Bond Index[5]			(6.59)%	(4.92)%	6.35%	4.47%
High Yield[2,8]	-Class A	No Load	(1.72)%	(2.22)%	6.68%	5.04%	01/02/98
	-Class A	With Load	(5.95)%	(6.37)%	5.75%	4.59%	01/02/98
	-Class B	No Load	(2.03)%	(3.08)%	5.91%	4.41%	02/19/98
	-Class B	With Load	(6.76)%	(7.61)%	5.61%	4.41%	02/19/98
	-Class C	No Load	(2.16)%	(3.21)%	5.90%	4.40%	02/19/98
	-Class C	With Load	(3.10)%	(4.11)%	5.90%	4.40%	02/19/98
	-Institutional Class	No Load	(1.68)%	(2.14)%	6.99%	5.49%	03/02/98
Lehman Brothers U.S. Corporate High Yield Index[6]			(1.31)%	(2.26)%	6.92%	4.91%
Fixed Income[2,9]	-Class A	No Load	(0.02)%	4.34%	4.66%	5.76%	01/02/97
	-Class A	With Load	(4.29)%	(0.08)%	3.75%	5.30%	01/02/97
	-Class B	No Load	(0.39)%	3.57%	3.95%	5.19%	03/20/98
	-Class B	With Load	(5.26)%	(1.37)%	3.61%	5.19%	03/20/98
	-Class C	No Load	(0.46)%	3.50%	3.93%	5.19%	03/05/98
	-Class C	With Load	(1.43)%	2.51%	3.93%	5.19%	03/05/98
	-Institutional Class	No Load	(0.05)%	4.59%	4.99%	6.24%	01/02/97
Lehman Brothers U.S. Aggregate Bond Index[7]			1.13%	7.12%	3.85%	5.68%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Managers Funds Performance

All periods ended June 30, 2008 (continued)

Performance differences among the share classes are due to differences in sales charge structures and class expenses. Returns shown reflect maximum sales charge of 5.75% on Class A (4.25% maximum for Managers High Yield and Fixed Income Funds), as well as the applicable contingent deferred sales charge (CDSC) on both Class B and C shares. The Class B shares’ CDSC declines annually between years 1 through 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge is assessed after year six. Class C shares held for less than one year are subject to a 1% CDSC.

The Fund share classes differ with regard to sales charges and Fund expenses. In choosing a Fund and class(es), investors should consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges, and expenses carefully before investing, and how long they intend to keep their money invested in the Fund and class(es). Each Fund’s prospectus contains information concerning the Fund’s investment objective, risk, charges, and expenses and other information. Additional risks are associated with investing in high yield securities and such securities may be considered speculative. There are also risks associated with investing in small-cap companies, such as increased volatility, and bonds, such as rising interest rates. More specifically, the value of debt instruments held in bond funds declines when interest rates rise and longer-term bonds are more vulnerable to interest rate risk. To obtain a prospectus, please call 800-835-3879 or visit our Web site at www.managersinvest.com. Please read the Prospectus carefully before you invest in a Fund or send money. Investors should discuss their goals and choices with a registered financial professional in order to determine which share class is appropriate for them.

Distributed by Managers Distributors, Inc., member FINRA.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of June 30, 2008. All returns are in U.S. dollars ($).

[2]	Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.

[3]

The Fund is subject to risks associated with investments in mid-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history, and a reliance on a limited number of products.

[4]

The S&P Mid Cap 400 Index is the most widely used index for mid-size companies and covers approximately 7% of the U.S. equities market. Unlike the Fund, the S&P Mid Cap 400 Index is unmanaged, is not available for investment, and does not incur expenses.

[5]	The benchmark is composed of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index.

[6]

The Lehman Brothers U.S. Corporate High Yield Index is a total return performance benchmark for fixed income securities having a maximum quality rating of Ba1 (as determined by Moody’s Investors Service). Unlike the Fund, the Lehman Brothers U.S. Corporate High Yield Bond Index is unmanaged, is not available for investment, and does not incur expenses.

[7]

The Lehman Brothers Aggregate Bond Index is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the Lehman Brothers Aggregate Bond Index is unmanaged, is not available for investment, and does not incur expenses.

[8]

The Fund holds securities in which the issuer of the security may default or otherwise be unable to honor a financial obligation. The Fund holds securities rated below investment grade that are especially susceptible to this risk. These issuers may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher rated issuers.

[9]	Fixed-income funds are subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtors ability to pay its creditors.

Not FDIC insured, nor bank guaranteed. May lose value.

Managers AMG Chicago Equity Partners Mid-Cap Fund

Fund Snapshots

June 30, 2008 (unaudited)

Portfolio Breakdown

Industry	Mid-Cap**	S&P Mid Cap 400 Index
Information Technology	14.6%	14.6%
Industrials	14.0%	17.2%
Consumer Discretionary	13.9%	11.7%
Financials	13.9%	14.7%
Energy	10.5%	11.0%
Health Care	10.0%	10.3%
Materials	8.5%	8.5%
Utilities	8.4%	8.4%
Consumer Staples	3.6%	3.0%
Telecommunication Services	1.2%	0.6%
Other Assets and Liabilities	1.4%	0.0%

Top Ten Holdings

Top Ten Holdings	% of Net Assets
FMC Technologies, Inc.*	3.6%
Cimarex Energy Co.	3.0
Flowserve Corp.	2.7
Energen Corp.	2.6
AMB Property Corp.*	2.3
CF Industries Holdings, Inc.	2.3
AGCO Corp.*	2.1
Noble Energy, Inc.*	2.1
Cummins, Inc.*	1.9
AK Steel Holding Corp.	1.9

Top Ten as a Group	24.5%

*	Top Ten Holding at December 31, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers AMG Chicago Equity Partners Mid-Cap Fund

Schedule of Portfolio Investments

June 30, 2008 (unaudited)

	Shares		Value
Common Stocks - 98.6%
Consumer Discretionary - 13.9%
Aeropostale, Inc.*	7,800		$244,374
American Greetings Corp., Class A	12,300		151,782
Autoliv, Inc.	8,900	[2]	414,918
Barnes & Noble, Inc.	21,400	[2]	531,576
Big Lots, Inc.*	10,300		321,772
Blyth, Inc.	11,700		140,751
Bob Evans Farms, Inc.	11,100	[2]	317,460
Burger King Holdings, Inc.	3,200	[2]	85,728
Callaway Golf Co.	7,300	[2]	86,359
Chipotle Mexican Grill, Inc.*	1,100	[2]	90,882
DeVry, Inc.	18,400		986,608
Furniture Brands International, Inc.	43,000	[2]	574,480
GameStop Corp.*	4,000	[2]	161,600
Hanesbrands, Inc.*	8,900	[2]	241,546
Hasbro, Inc.	8,800		314,336
Lear Corp.*	14,000	[2]	198,520
Netflix, Inc.*	9,100	[2]	237,237
NVR, Inc.*	300	[2]	150,024
Penske Automotive Group, Inc.	11,200	[2]	165,088
Priceline.com, Inc.*	3,000	[2]	346,380
Ross Stores, Inc.	14,300		507,936
Scholastic Corp.*	12,500	[2]	358,250
Strayer Education, Inc.	4,400	[2]	919,908
Tupperware Brands Corp.	8,500	[2]	290,870
Warnaco Group, Inc., The*	2,400	[2]	105,768
Total Consumer Discretionary			7,944,153
Consumer Staples - 3.6%
BJ’s Wholesale Club, Inc.*	21,900	[2]	847,530
Fresh Del Monte Produce, Inc.*	10,300	[2]	242,771
Herbalife Ltd.	15,100	[2]	585,125
Tyson Foods, Inc., Class A	14,700		219,618
Universal Corp.	3,600		162,792
Total Consumer Staples			2,057,836
Energy - 10.5%
Cimarex Energy Co.	24,500	[2]	1,706,915
Encore Acquisition Co.*	2,000		150,380
FMC Technologies, Inc.*	26,400		2,030,952
Frontline, Ltd.	4,700	[2]	327,966
Massey Energy Co.	2,500		234,375
Noble Energy, Inc.	11,700		1,176,552
Whiting Petroleum Corp.*	3,500		371,280
Total Energy			5,998,420
Financials - 13.9%
Allied Capital Corp.	10,000	[2]	138,900
AMB Property Corp.	26,300	[2]	1,324,994
Annaly Capital Management, Inc.	38,700	[2]	600,237
Arch Capital Group, Ltd.*	11,400		756,048
Associated Bank Corp.	18,700	[2]	360,723
Axis Capital Holdings, Ltd.	20,500		611,105
Bank of Hawaii Corp.	8,800		420,640
Capitol Federal Financial	3,100	[2]	116,591
Cullen/Frost Bankers, Inc.	3,100	[2]	154,535
First Industrial Realty Trust, Inc.	11,200		307,664
Hospitality Properties Trust	20,300	[2]	496,538
HRPT Properties Trust	50,100		339,177
New York Community Bancorp, Inc.	6,300	[2]	112,392
PartnerRe Ltd.	3,900		269,607
Potlatch, Corp.	15,400		694,848
Raymond James Financial, Inc.	14,000	[2]	369,460
Stancorp Financial Group, Inc.	5,400		253,584
Waddell & Reed Financial, Inc.	11,000	[2]	385,110
Webster Financial Corp.	6,700		124,620
Westamerica Bancorporation	2,000	[2]	105,180
Total Financials			7,941,953
Health Care - 10.0%
Applera Corp.*	32,000		1,071,360
Edwards Lifesciences Corp.*	9,400		583,176
Endo Pharmaceuticals Holdings, Inc.*	9,800	[2]	237,062
Health Net, Inc.*	4,800		115,488
Invitrogen Corp.*	12,000	[2]	471,120
Kindred Healthcare, Inc.*	22,700		652,852
Kinetic Concepts, Inc.*	3,800	[2]	151,658
King Pharmaceuticals, Inc.*	26,700	[2]	279,549
Lifepoint Hospitals, Inc.*	23,400	[2]	662,220
Lincare Holdings, Inc.*	5,200	[2]	147,680
OSI Pharmaceuticals, Inc.*	5,200	[2]	214,864
Par Pharmaceutical Co., Inc.*	18,600	[2]	301,878
Patterson Companies, Inc.*	12,200	[2]	358,558

The accompanying notes are an integral part of these financial statements.

Managers AMG Chicago Equity Partners Mid-Cap Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Health Care - 10.0% (continued)
PDL BioPharma, Inc.*	9,900	[2]	105,138
Techne Corp.*	4,500		348,255
Total Health Care			5,700,858
Industrials - 14.0%
AGCO Corp.*	23,300		1,221,153
Alliant Techsystems, Inc.*	2,600	[2]	264,368
Brink’s Co., The	5,000		327,100
ChoicePoint, Inc.*	4,400		212,080
Cummins, Inc.	16,900		1,107,288
Flowserve Corp.	11,200		1,531,040
Gardner Denver, Inc.	1,800		102,240
Jacobs Engineering Group, Inc.*	6,800		548,760
Joy Global, Inc.	4,000		303,320
KBR, Inc.	24,900		869,259
Lennox International, Inc.	2,800		81,088
Manpower, Inc.	4,800		279,552
Rollins, Inc.	8,500	[2]	125,970
Ryder System, Inc.	7,800	[2]	537,264
Shaw Group, Inc., The*	1,400		86,506
SPX Corp.	1,000		131,730
UTi Worldwide, Inc.	5,500		109,725
Walter Industries, Inc.	1,200		130,524
Total Industrials			7,968,967
Information Technology - 14.6%
Activision, Inc.*	16,900		575,783
ADC Telecommunications, Inc.*	16,500		243,705
Affiliated Computer Services, Inc.*	3,700		197,913
Amkor Technology, Inc.*	34,000	[2]	353,940
Avnet, Inc.*	16,500		450,120
BMC Software, Inc.*	22,500		810,000
Hewitt Associates, Inc., Class A*	22,400	[2]	858,592
Ingram Micro, Inc., Class A*	31,000		550,250
Integrated Device Technology, Inc.*	25,700	[2]	255,458
Intersil Corp., Class A	12,900		313,728
Metavante Technologies, Inc.*	7,300	[2]	165,126
Plantronics, Inc.	32,700		729,864
Semtech Corp.*	14,500		204,015
Silicon Laboratories, Inc.*	5,500		198,495
Sybase, Inc.*	6,000	[2]	176,520
Synopsys, Inc.*	10,100	[2]	241,491
Tech Data Corp.*	20,400		691,356
Triquint Semiconductor, Inc.*	45,400	[2]	275,124
Western Digital Corp.*	30,100		1,039,353
Total Information Technology			8,330,833
Materials - 8.5%
AK Steel Holding Corp.	15,600	[2]	1,076,400
Celanese Corp.	12,900		589,014
CF Industries Holdings, Inc.	8,600		1,314,080
Compass Minerals International, Inc.	1,100	[2]	88,616
Crown Holdings, Inc.*	29,600		769,304
Terra Industries, Inc.*	13,500	[2]	666,225
Worthington Industries, Inc.	16,400	[2]	336,200
Total Materials			4,839,839
Telecommunication Services - 1.2%
CenturyTel, Inc.	8,100	[2]	288,279
Telephone & Data Systems, Inc.	8,400		397,068
Total Telecommunication Services			685,347
Utilities - 8.4%
Alliant Energy Corp.	22,100		757,146
DPL, Inc.	11,100	[2]	292,818
Energen Corp.	19,000		1,482,570
Energy East Corp.	9,400		232,368
Integrys Energy Group, Inc.	8,600		437,138
MDU Resources Group, Inc.	16,650	[2]	580,419
Reliant Resources, Inc.*	8,200		174,414
WGL Holdings, Inc.	9,300	[2]	323,082
Wisconsin Energy Corp.	10,700		483,854
Total Utilities			4,763,809
Total Common Stocks (cost $55,541,006)			56,232,015
Other Investment Companies - 28.3%[1]
Bank of New York Institutional Cash Reserves Fund, 2.62%[3]	15,272,354		15,272,354
Dreyfus Cash Management Fund, Institutional Class Shares, 2.66%	882,962		882,962
Total Other Investment Companies (cost $16,155,316)			16,155,316
Total Investments - 126.9% (cost $71,696,322)			72,387,331
Other Assets, less Liabilities - (26.9)%			(15,353,398)
Net Assets - 100.0%			$57,033,933

The accompanying notes are an integral part of these financial statements.

Managers AMG Chicago Equity Partners Balanced Fund

Fund Snapshots

June 30, 2008 (unaudited)

Portfolio Breakdown

Industry	Balanced**
U. S. Government and Agency Obligations	34.4%
Industrials	12.5%
Financials	11.1%
Information Technology	9.1%
Energy	6.2%
Health Care	5.7%
Consumer Staples	5.5%
Consumer Discretionary	4.3%
Utilities	3.6%
Materials	2.3%
Asset-Backed Securities	1.7%
Telecommunication Services	1.7%
Mortgage-Backed Securities	1.0%
Other Assets and Liabilities	0.9%

Top Ten Holdings

Top Ten Holdings	% of Net Assets
FNMA, 5.500%, 02/01/37*	7.8%
FNMA, 5.000%, 02/01/36	5.0
FNMA, 6.000%, 03/01/37*	4.3
Exxon Mobil Corp.*	2.7
FHLB 4.750%, 12/16/16	2.4
FHLMC, 4.375%, 07/17/15	2.4
USTN, 4.750%, 08/15/17	2.1
FNMA, 6.500%, 03/01/37	1.8
FNMA, 4.500%, 09/01/35	1.8
Johnson & Johnson, Co.	1.6

Top Ten as a Group	31.9%

*	Top Ten Holding at December 31, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments

June 30, 2008 (unaudited)

Security Description	Shares		Value
Common Stocks - 51.6%
Consumer Discretionary - 4.3%
Best Buy Co., Inc.	1,000		$39,600
CBS Corp., Class B	3,700	[2]	72,113
Goodyear Tire & Rubber Co.*	600	[2]	10,698
McDonald’s Corp.	3,500		196,770
Nike, Inc.	800		47,688
Omnicom Group, Inc.	1,600		71,808
RadioShack Corp.	3,900	[2]	47,853
TJX Co., Inc.	4,900	[2]	154,203
Walt Disney Co., The	3,700		115,440
Total Consumer Discretionary			756,173
Consumer Staples - 5.5%
Altria Group, Inc.	1,820		37,419
Anheuser-Busch Companies, Inc.	500		31,060
Avon Products, Inc.	2,600		93,652
Bunge, Ltd.	900	[2]	96,921
Costco Wholesale Corp.	1,800	[2]	126,252
Herbalife Ltd.	1,700	[2]	65,875
Kroger Co., The	5,100		147,237
Lorillard, Inc.*	378		26,142
PepsiCo, Inc.	2,600		165,334
Philip Morris International, Inc.	1,220		60,256
Procter & Gamble Co., The	1,412		85,864
Tyson Foods, Inc., Class A	1,800		26,892
Total Consumer Staples			962,904
Energy - 6.2%
Chevron Corp.	700		69,391
ConocoPhillips Co.	1,300		122,707
Devon Energy Corp.	900		108,144
Exxon Mobil Corp.	5,370		473,258
FMC Technologies, Inc.*	1,500	[2]	115,395
Massey Energy Co.	700		65,625
Murphy Oil Corp.	800	[2]	78,440
Valero Energy Corp.	1,500		61,770
Total Energy			1,094,730
Financials - 7.4%
Aflac, Inc.	900	[2]	56,520
AMB Property Corp.	400		20,152
Annaly Capital Management, Inc.	4,700	[2]	72,897
CBL & Associates Properties, Inc.	1,000		22,840

The accompanying notes are an integral part of these financial statements.

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

Security Description	Shares		Value
Financials - 7.4% (continued)
Charles Schwab Corp., The	1,300		$26,702
Chubb Corp., The	2,800		137,228
Goldman Sachs Group, Inc.	1,100		192,390
Hospitality Properties Trust	1,000	[2]	24,460
HRPT Properties Trust	2,400	[2]	16,248
Hudson City Bancorp, Inc.	2,100	[2]	35,028
Janus Capital Group, Inc.	1,200	[2]	31,764
JPMorgan Chase & Co.	7,248		248,679
Loews Corp.	459		21,527
Morgan Stanley Co.	300		10,821
Northern Trust Corp.	1,700		116,569
ProLogis	500	[2]	27,175
SunTrust Banks, Inc.	1,000	[2]	36,220
Travelers Companies, Inc., The	3,600		156,240
U.S. Bancorp	2,000		55,780
Total Financials			1,309,240
Health Care - 5.7%
AmerisourceBergen Corp.	2,000		79,980
Biogen Idec, Inc.*	900		50,301
CIGNA Corp.	400		14,156
Express Scripts, Inc.*	1,100	[2]	68,992
Humana, Inc.*	1,700		67,609
Intuitive Surgical, Inc.*	300	[2]	80,820
Invitrogen Corp.*	3,200	[2]	125,632
Johnson & Johnson, Co.	4,480		288,243
Pfizer, Inc.	13,240		231,303
Total Health Care			1,007,036
Industrials - 7.1%
Boeing Co., The	2,200		144,584
CSX Corp.	1,300		81,653
Cummins, Inc.	3,500	[2]	229,320
Emerson Electric Co.	3,700		182,965
Fluor Corp.	600		111,648
Grainger, Inc.	1,000	[2]	81,800
Honeywell International, Inc.	600		30,168
Manpower, Inc.	400		23,296
McDermott International, Inc.*	3,600		222,804
Raytheon Co.	1,200		67,536
Southwest Airlines Co.	3,200	[2]	41,728
Tyco International Ltd.	600		24,024
Total Industrials			1,241,526

The accompanying notes are an integral part of these financial statements.

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

Security Description	Shares		Value
Information Technology - 9.1%
Accenture Ltd.	6,000	[2]	$244,320
ADC Telecommunications, Inc.*	3,300	[2]	48,741
BMC Software, Inc.*	800		28,800
Ciena Corp.*	2,300	[2]	53,291
Hewitt Associates, Inc., Class A*	2,000		76,660
Hewlett-Packard Co.	6,200		274,102
Intel Corp.	3,000	[2]	64,440
International Business Machines Corp.	1,000		118,530
Intersil Corp., Class A	1,300	[2]	31,616
Juniper Networks, Inc.*	3,200	[2]	70,976
MasterCard, Inc.	400	[2]	106,208
MEMC Electronic Materials, Inc.*	900		55,386
Microsoft Corp.	9,200		253,092
Sanmina-SCI Corp.*	11,300		14,464
Tech Data Corp.*	2,500		84,725
Texas Instruments, Inc.	2,000		56,320
Yahoo!, Inc.*	900	[2]	18,594
Total Information Technology			1,600,265
Materials - 2.3%
AK Steel Holding Corp.	2,200	[2]	151,800
Celanese Corp.	1,700	[2]	77,622
Mosaic Co., The,*	1,100		159,170
Owens-Illinois, Inc.*	600		25,014
Total Materials			413,606
Telecommunication Services - 1.7%
AT&T, Inc.	1,170		39,417
CenturyTel, Inc.	900		32,031
Telephone & Data Systems, Inc.	1,200		56,724
Verizon Communications, Inc.	4,900		173,460
Total Telecommunication Services			301,632
Utilities - 2.3%
Constellation Energy Group, Inc.	700	[2]	57,471
Dominion Resources, Inc.	2,300	[2]	109,227
Edison International	2,800		143,864
Energen Corp.	1,200		93,636
Total Utilities			404,198
Total Common Stocks (cost $8,837,188)			9,091,310

	Principal Amount
Mortgage-Backed Securities - 1.0%
Bank of America Corp., 4.875%, 06/10/39	$51,784		51,861
GE Capital Commercial Mortgage Corp., 4.970%, 08/11/36	37,088		37,068

The accompanying notes are an integral part of these financial statements.

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Mortgage-Backed Securities - 1.0% (continued)
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A2, 5.117%, 04/10/37	$90,000		$89,873
Total Mortgage-Backed Securities (cost $178,365)			178,802
U.S. Government and Agency Obligations - 34.4%
FHLB 4.750%, 12/16/16	425,000	[2]	428,150
FHLMC, 4.375%, 07/17/15	425,000	[2]	422,949
FHLMC, 4.500%, 01/15/14	90,000	[2]	91,198
FHLMC, 5.000%, 12/01/20 to 12/15/22	277,602		278,507
FNMA, 3.500%, 10/01/10	80,049		79,658
FNMA, 4.000%, 10/01/20 to 12/01/21	78,725		74,060
FNMA, 4.375%, 04/15/15	47,842		47,750
FNMA, 4.500%, 11/01/19 to 09/01/35	463,628		435,797
FNMA, 5.000%, 02/01/36	919,437		884,545
FNMA, 5.500%, 02/01/22 to 02/01/37	1,474,203		1,457,536
FNMA, 6.000%, 03/01/12 to 08/01/37	1,037,448		1,048,721
FNMA, 6.500%, 03/01/37	315,734		325,546
USTB, 6.125%, 11/15/27	95,000	[2]	113,636
USTN, 4.750%, 08/15/17	355,000	[2]	376,189
Total U.S. Government and Agency Obligations (cost $6,093,736)			6,064,242
Corporate Bonds - 10.4%
Finance - 3.7%
Allstate Corp., The, 7.200%, 12/01/09	75,000		78,092
Bank of America Corp., 5.750%, 12/01/17	45,000		42,335
Berkshire Hathaway Finance Corp., 4.850%, 01/15/15	95,000		93,702
Chubb Corp., The, 6.500%, 05/15/38	25,000		23,966
Citigroup, Inc., 5.500%, 04/11/13	50,000		48,849
General Electric Capital Corp., Series MTNA, 6.750%, 03/15/32	25,000		25,248
Goldman Sachs Group, Inc., 5.950%, 01/18/18	45,000		43,275
JPMorgan Chase & Co., 6.000%, 01/15/18	60,000		58,553
Merrill Lynch & Co., Inc., 5.450%, 02/05/13	30,000		28,324
Morgan Stanley, 6.600%, 04/01/12	45,000		45,790
Travelers Co., Inc., 5.375%, 06/15/12	40,000		40,171
U.S. Bank NA, 4.950%, 10/30/14	70,000		69,106
Wachovia Corp., 5.300%, 10/15/11	60,000		58,710
Total Finance			656,121
Industrials - 5.4%
Abbott Laboratories, 5.875%, 05/15/16	48,000		49,463
Archer-Daniels-Midland Co., 5.450%, 03/15/18	45,000		43,986
AT&T, Inc., 5.100%, 09/15/14	65,000		63,801
Bellsouth Capital Funding Corp., 7.750%, 02/15/10	75,000		78,868
Burlington Northern Santa Fe Corp., 5.900%, 07/01/12	35,000		36,019
Comcast Corp., 5.875%, 02/15/18	20,000		19,276

The accompanying notes are an integral part of these financial statements.

Managers AMG Chicago Equity Partners Balanced Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Industrials - 5.4% (continued)
E.I. du Pont de Nemours & Co., 5.000%, 01/15/13	$40,000	$40,378
Hewlett-Packard Co., 4.500%, 03/01/13	55,000	54,530
Honeywell International, Inc., 4.250%, 03/01/13	55,000	54,277
IBM Corp., 4.750%, 11/29/12	60,000	60,890
Kellogg Co., 7.450%, 04/01/31	25,000	28,233
Kimberly-Clark Corp., 6.125%, 08/01/17	40,000	41,606
Kraft Foods, Inc., 6.875%, 01/26/39	25,000	24,338
Kroger Co., 6.750%, 04/15/12	40,000	42,159
Lockheed Martin Corp., 7.650%, 05/01/16	65,000	73,928
McDonald’s Corp., 4.300%, 03/01/13	40,000	39,629
Merck & Co., Inc., 4.750%, 03/01/15	65,000	64,284
TransCanada Pipelines Ltd., 4.875%, 01/15/15	45,000	42,335
Verizon Communications, Inc., 6.400%, 02/15/38	20,000	18,678
Wal-Mart Stores, Inc., 6.500%, 08/15/37	25,000	25,814
Wyeth Co., 5.250%, 03/15/13	40,000	40,867
Total Industrials		943,359
Utilities - 1.3%
Consolidated Edison, Inc., 5.375%, 12/15/15	75,000	74,643
Exelon Generation Co. LLC, 6.200%, 10/01/17	45,000	43,906
Florida Power & Light Co., 4.850%, 02/01/13	95,000	95,341
Midamerican Energy Co., 5.750%, 11/01/35	25,000	23,191
Total Utilities		237,081
Total Corporate Bonds (cost $1,859,031)		1,836,561
Asset-Backed Securities - 1.7%
Harley-Davidson Motorcycle Trust, 5.350%, 03/15/13	185,000	188,138
John Deere Corp., 5.070%, 04/15/14	100,000	100,599
Total Asset-Backed Securities (cost $284,855)		288,737

	Shares
Other Investment Companies - 24.0%[1]
Bank of New York Institutional Cash Reserves Fund, 2.62%[3]	3,906,370	3,906,370
Dreyfus Cash Management Fund, Institutional Class Shares, 2.66%	314,160	314,160
Total Other Investment Companies (cost $4,220,530)		4,220,530
Total Investments - 123.1% (cost $21,473,705)		21,680,182
Other Assets, less Liabilities - (23.1)%		(4,068,609)
Net Assets - 100.0%		$17,611,573

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Fund Snapshots

June 30, 2008 (unaudited)

Portfolio Breakdown

Industry	High Yield**
Industrials	85.1%
Finance	13.6%
Utilities	4.9%
Materials	0.4%
Information Technology	0.3%
Other Assets and Liabilities	(4.3)%

Top Ten Holdings

Top Ten Holdings	% of Net Assets
EchoStar Communications Corp., 7.125%, 02/01/16*	1.8%
GMAC LLC, 6.875%, 08/28/12*	1.7
DirecTV Holdings LLC, 6.375%, 06/15/15*	1.6
Visant Holding Corp., 10.250%, 12/01/13	1.5
HCA, Inc., 9.250%, 11/15/16*	1.5
Sprint Capital Corp., 6.900%, 05/01/19	1.3
Tenet Healthcare Corp., 9.250%, 01/01/15	1.3
MetroPCS Wireless, Inc., 9.250%, 11/01/14	1.3
Jarden Corp., 7.500%, 05/01/17	1.2
HCA, Inc., 9.625%, 11/15/16*	1.2

Top Ten as a Group	14.4%

*	Top Ten Holding at December 31, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers High Yield Fund

Schedule of Portfolio Investments

June 30, 2008 (unaudited)

Security Description	Principal Amount		Value
Corporate Bonds - 103.6%
Finance - 13.6%
AAC Group Holding Corp., 10.250%, 10/01/12 (b)	$140,000	[2]	$134,400
Aeroflex, Inc., Term Loan B1, 5.938%, 08/15/05, (08/16/14) [5]	99,250		94,039
Allison Transmission, Inc., Term Loan, 5.225%, 07/11/08, (08/07/14) [5]	21,371		19,127
Allison Transmission, Inc., Term Loan, 5.240%, 07/30/08, (08/07/14) [5]	126,238		112,983
Allison Transmission, Inc., Term Loan, 5.450%, 09/10/08, (08/07/14) [5]	94,032		84,159
Allison Transmission, Inc., Term Loan, 5.470%, 08/12/08, (08/07/14) [5]	21,371		19,127
Arch Western Finance LLC, 6.750%, 07/01/13	285,000		280,725
Dresser 2nd Lien Term Loan, 8.469%, 08/18/08, (05/04/14) [5]	195,000		188,541
First Data Corp., Term Loan B1, 5.231%, 07/24/08, (09/24/14) [5]	217,862		200,542
First Data Corp., Term Loan, 5.551%, 09/30/08, (09/24/14) [5]	14,976		13,786
First Data Corp., Term Loan B1, 5.552%, 09/24/08, (09/24/14) (a) [5]	200,000	[2]	174,250
Ford Motor Credit Company LLC, 4.283%, 01/15/10 [5]	140,000		123,304
Ford Motor Credit Company LLC, 7.000%, 10/01/13	275,000		202,718
Ford Motor Credit Company LLC, 7.250%, 10/25/11	75,000		58,162
Ford Motor Credit Company LLC, 7.800%, 06/01/12	375,000		290,254
Ford Motor Credit Company LLC, 8.000%, 12/15/16	280,000		203,774
GMAC LLC, 6.625%, 05/15/12	175,000		120,146
GMAC LLC, 6.750%, 12/01/14	25,000		16,530
GMAC LLC, 6.875%, 08/28/12	895,000		613,377
Hawker Beechcraft Acquisition Co., LLC, 8.875%, 04/01/15 [6]	275,000		277,750
Hawker Beechcraft Acquisition Co., LLC, 9.750%, 04/01/17	30,000	[2]	30,150
Host Hotels & Resorts L.P., 6.875%, 11/01/14	100,000		92,500
Host Hotels & Resorts L.P., 7.125%, 11/01/13	210,000		196,350
Idearc, Inc., 8.000%, 11/15/16	180,000		114,075
KAR Holdings, Inc., 8.750%, 05/01/14	195,000		170,625
Nuveen Investments, Inc., 10.500%, 11/15/15 (a)	160,000		148,400
Petroplus Finance, Ltd., 6.750%, 05/01/14 (a)	75,000	[2]	68,250
Petroplus Finance, Ltd., 7.000%, 05/01/17 (a)	160,000	[2]	142,000
Rainbow National Services LLC, 8.750%, 09/01/12 (a)	100,000		102,000
Simmons Holding Co., Inc., Term Loan, 8.204%, 08/15/08, (02/15/12) [5]	120,000		79,200
Texas Competitive Electric Holdings Co. LLC, Term Loan, 5.961%, 08/11/08, (08/07/14) [5]	13,688		12,698
Texas Competitive Electric Holdings Co. LLC, Term Loan, 6.234%, 08/11/08, (08/07/14) [5]	82,938		76,942
Texas Competitive Electric Holdings Co. LLC, Term Loan, 6.478%, 08/11/08, (08/07/14) [5]	16,199		15,029
UCI Holdco, Inc., 10.300%, 12/15/13 [6]	125,334		107,161
Wind Acquisition Finance, S.A., Term Loan, 9.984%, 07/18/08, (12/21/11) [5]	234,296		226,681
Wind Acquisition Finance, S.A., 10.750%, 12/01/15 (a)	150,000		158,250
Total Finance			4,968,005
Industrials - 85.1%
Acco Brands Corp., 7.625%, 08/15/15	430,000		389,150

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials - 85.1% (continued)
Advanced Micro Devices, Inc., 7.750%, 11/01/12	$170,000	[2]	$147,050
Alliance Laundry Corp., 8.500%, 01/15/13	305,000		280,600
Allied Waste North America, Inc., 7.250%, 03/15/15	255,000	[2]	255,638
Allied Waste North America, Inc., 7.375%, 04/15/14	60,000	[2]	61,200
Alltel Communications, Inc., Term Loan B2, 5.564%, 07/17/08, (05/15/15) [5]	59,849		59,550
Ames True Temper, Inc., 6.713%, 01/15/12 [5]	180,000		155,700
Ames True Temper, Inc., 10.000%, 07/15/12	125,000	[2]	80,625
ArvinMeritor, Inc., 8.750%, 03/01/12	235,000	[2]	207,975
Ashtead Capital, Inc., 9.000%, 08/15/16 (a)	170,000	[2]	150,450
Ashtead Holdings PLC, 8.625%, 08/01/15 (a)	75,000		65,625
Atlas Energy Resources LLC, 10.750%, 02/01/18 (a)	150,000		156,750
Baldor Electric Co., 8.625%, 02/15/17	185,000		186,850
Beazer Homes USA, Inc., 6.500%, 11/15/13	115,000		82,800
Beazer Homes USA, Inc., 8.375%, 04/15/12	80,000		65,200
Beazer Homes USA, Inc., 8.625%, 05/15/11	40,000		34,600
Biomet, Inc., 10.375%, 10/15/17 [6]	415,000		441,975
Boyd Gaming Corp., 7.125%, 02/01/16	125,000	[2]	92,812
CCO Holdings LLC, 8.750%, 11/15/13	365,000		337,625
Chaparral Energy, Inc., 8.875%, 02/01/17	125,000		109,062
Charter Communications, Inc., 10.250%, 09/15/10	115,000	[2]	111,838
Charter Communications, Inc., 11.000%, 10/01/15	355,000	[2]	264,919
Chesapeake Energy Corp., 7.000%, 08/15/14	225,000		221,625
Chiquita Brands International, Inc., 8.875%, 12/01/15	125,000		110,000
Citizens Communications Co., 6.250%, 01/15/13	100,000		93,250
Citizens Communications Co., 6.625%, 03/15/15	50,000	[2]	45,625
Claire’s Stores, Inc., 9.625%, 06/01/15	205,000	[2]	88,150
Community Health Systems, Inc., 8.875%, 07/15/15	395,000		399,444
Constellation Brands, Inc., 7.250%, 09/01/16	350,000		330,750
Cooper Companies, Inc., 7.125%, 02/15/15	235,000		226,775
Copano Energy LLC, 7.750%, 06/01/18 (a)	100,000		98,000
Cricket Communications, Inc., 9.375%, 11/01/14	325,000	[2]	314,438
Cricket Communications, Inc., 10.000%, 07/15/15 (a)	35,000		34,475
Crown Americas LLC, 7.750%, 11/15/15	120,000		120,600
Del Monte Corp., 6.750%, 02/15/15	235,000		225,012
Denbury Resources, Inc., 7.500%, 04/01/13	270,000		270,675
Dex Media West LLC, 9.875%, 08/15/13	130,000		117,325
Dex Media, Inc., 8.000%, 11/15/13	125,000		91,875
Dex Media, Inc., 9.000%, 11/15/13 (b)	270,000	[2]	194,400
Digicel Group, Ltd., 8.875%, 01/15/15 (a)	100,000	[2]	94,625
Digicel Group, Ltd., 9.125%, 01/15/15 (a) [6]	104,000	[2]	98,410
Digicel Ltd., 9.250%, 09/01/12 (a)	150,000		155,062

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials - 85.1% (continued)
DirectTV Holdings LLC, 6.375%, 06/15/15	$630,000		$593,775
Dynegy Holdings, Inc., 7.500%, 06/01/15	245,000		227,238
EchoStar Communications Corp., 7.125%, 02/01/16	695,000		644,612
Echostar DBS Corp., 7.750%, 05/31/15 (a)	325,000	[2]	317,688
El Paso Corp., 7.000%, 06/15/17	55,000		54,103
El Paso Corp., 7.875%, 06/15/12	130,000	[2]	135,932
El Paso Natural Gas Co., 7.250%, 06/01/18	90,000		89,100
Fairpoint Communications, Inc., 13.125%, 04/01/18 (a)	215,000		211,775
FMG Finance Property, Ltd., 10.625%, 09/01/16 (a)	225,000		263,250
Ford Motor Co., 6.500%, 08/01/18	295,000	[2]	172,575
Forest Oil Corp., 7.250%, 06/15/19 (a)	85,000		82,025
Forest Oil Corp., 8.000%, 12/15/11	95,000		98,325
Freeport-McMoRan Copper & Gold, Inc., 8.250%, 04/01/15	135,000		142,102
Freeport-McMoRan Copper & Gold, Inc., 8.375%, 04/01/17	30,000		31,699
Freescale Semiconductor, Inc., 8.875%, 12/15/14	55,000		44,962
Freescale Semiconductor, Inc., 9.125%, 12/15/14 [6]	310,000		242,575
General Motors Corp., 7.125%, 07/15/13	300,000	[2]	191,250
General Motors Corp., 8.250%, 07/15/23	175,000		102,812
General Motors Corp., 8.375%, 07/15/33	235,000	[2]	140,412
Georgia-Pacific Corp., 7.000%, 01/15/15 (a)	165,000		155,925
Georgia-Pacific Corp., 7.700%, 06/15/15	225,000	[2]	213,750
Graham Packaging Co., L.P., 9.875%, 10/15/14	275,000	[2]	244,750
Hanesbrands, Inc., 6.508%, 12/15/14 [5]	360,000	[2]	336,600
Harrah’s Operating Companies, Inc., 10.750%, 02/01/16 (a)	375,000		313,125
HCA, Inc., 8.750%, 09/01/10	14,000		14,245
HCA, Inc., 9.250%, 11/15/16	515,000		531,738
HCA, Inc., 9.625%, 11/15/16 [6]	435,000		449,138
Helix Energy Solutions Group, Inc., 9.500%, 01/15/16 (a)	185,000		190,550
Hertz Corp., 8.875%, 01/01/14	310,000		285,200
Huntsman International LLC, 7.875%, 11/15/14	155,000		142,600
Ineos Group Holdings PLC, 8.500%, 02/15/16 (a)	285,000	[2]	188,812
Intelsat Bermuda, Ltd., 11.250%, 06/15/16	155,000		157,712
Interline Brands, Inc., 8.125%, 06/15/14	110,000		106,700
IPCS, Inc., 4.998%, 05/01/13 [5]	90,000		81,450
IPCS, Inc., 6.123%, 05/01/14 [6]	230,000		196,650
Iron Mountain, Inc., 6.625%, 01/01/16	90,000	[2]	84,600
Iron Mountain, Inc., 7.750%, 01/15/15	325,000		325,000
Jarden Corp., 7.500%, 05/01/17	520,000	[2]	455,000
K. Hovnanian Enterprises, Inc., 8.625%, 01/15/17	195,000		143,325
L-3 Communications Corp., 5.875%, 01/15/15	165,000		153,038
L-3 Communications Corp., 6.375%, 10/15/15	150,000		141,000

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials - 85.1% (continued)
Level 3 Financing, Inc., 8.750%, 02/15/17	$150,000	[2]	$129,750
Lyondell Chemical Co., Term Loan, 7.000%, 08/11/08, (12/20/14) [5]	150,000		131,250
MarkWest Energy Finance Corp., 8.750%, 04/15/18 (a)	160,000		164,400
MetroPCS Wireless, Inc., 9.250%, 11/01/14	475,000		459,562
MGM Mirage, Inc., 6.750%, 04/01/13	405,000		351,338
MGM Mirage, Inc., 6.875%, 04/01/16	155,000		125,550
MGM Mirage, Inc., 7.500%, 06/01/16	175,000		144,812
Nalco Company, 7.750%, 11/15/11	185,000		185,925
Nalco Company, 8.875%, 11/15/13	180,000		185,400
Newfield Exploration Co., 6.625%, 04/15/16	175,000		161,438
Noranda Aluminium Acquisition Co., 6.827%, 05/15/15 [5]	195,000		169,162
Nordic Telephone Co., 8.875%, 05/01/16 (a)	315,000		310,275
Nxp Bv/Nxp Funding LLC, 9.500%, 10/15/15	485,000	[2]	423,162
Open Solutions, Inc., 9.750%, 02/01/15 (a)	380,000		311,600
OPTI Canada, Inc., 7.875%, 12/15/14	30,000		29,775
OPTI Canada, Inc., 8.250%, 12/15/14	170,000		170,000
Packaging Dynamics, Inc., 10.000%, 05/11/16 (a)	160,000		107,200
Paetec Holding Corp., 9.500%, 07/15/15	200,000	[2]	185,500
Petrohawk Energy Corp., 7.875%, 06/01/15 (a)	120,000		117,750
Petrohawk Energy Corp., 9.125%, 07/15/13	225,000		231,750
Petroprod Ltd., 10.850%, 05/24/13 (a)	100,000		96,000
PolyOne Corp., 8.875%, 05/01/12	195,000		195,975
PolyOne Corp., 8.875%, 05/01/12 (a)	155,000		155,775
Quebecor Media, Inc., 7.750%, 03/15/16	270,000		252,450
Quebecor World, Inc., 8.750%, 03/15/16* (a) [8]	260,000		126,100
Quicksilver Resources, Inc., 7.750%, 08/01/15	160,000		159,200
Qwest Corp., 7.500%, 10/01/14	105,000		101,588
Qwest Corp., 8.875%, 03/15/12	25,000		25,625
RBS Global & Rexnord Corp., 8.875%, 09/01/16	175,000		164,500
ReAble Therapeutics Finance, 10.875%, 11/15/14 (a)	80,000		80,200
Reichhold Industries, Inc., 9.000%, 08/15/14 (a)	190,000		190,950
Rental Service Corp., 9.500%, 12/01/14	255,000	[2]	214,200
RH Donnelley, Inc., 11.750%, 05/15/15 (a)	71,000		64,610
Rite Aid Corp., 7.500%, 03/01/17	50,000		40,625
Rite Aid Corp., 9.500%, 06/15/17	150,000		99,750
Rockwood Specialties Group, Inc., 7.500%, 11/15/14	25,000		24,688
Sally Holdings LLC, 10.500%, 11/15/16	30,000	[2]	28,725
Sally Holdings LLC, 9.250%, 11/15/14	325,000	[2]	313,625
SandRidge Energy, Inc., 8.000%, 06/01/18 (a)	140,000		141,400
Sealy Mattress Co., 8.250%, 06/15/04	440,000	[2]	363,000
SemGroup L.P., 8.750%, 11/15/15 (a)	115,000		112,125

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials - 85.1% (continued)
Sensata Technologies, B.V., 8.000%, 05/01/14	$380,000		$351,500
Service Corp. International, 6.750%, 04/01/15	225,000		215,438
Service Corp. International, 7.375%, 10/01/14	105,000		105,525
Sevan Marine ASA, 9.250%, 12/20/11 (a)	100,000		100,500
Simmons Co., 10.000%, 12/15/14 (b)	559,000		413,660
Smurfit-Stone Container Enterprises, Inc., 8.375%, 07/01/12	230,000		202,975
Sonat, Inc., 7.625%, 07/15/11	15,000		15,217
Spectrum Brands, Inc., 7.375%, 02/01/15	205,000	[2]	130,175
Sprint Capital Corp., 6.900%, 05/01/19	555,000		487,897
Sprint Capital Corp., 8.750%, 03/15/32	75,000		71,610
Steel Dynamics, Inc., 7.750%, 04/15/16 (a)	70,000		70,000
Steinway Musical Instruments, Inc., 7.000%, 03/01/14 (a)	275,000		253,000
Stewart Enterprises, Inc., 6.250%, 02/15/13	120,000		114,600
Sun Media Corp., 7.625%, 02/15/13	115,000		111,838
Sungard Data Systems, Inc., 10.250%, 08/15/15	435,000	[2]	439,350
Sunstate Equipment Co., 10.500%, 04/01/13 (a)	95,000	[2]	75,525
Surgical Care Affiliates, Inc., 8.875%, 07/15/15 (a) [6]	135,000		118,800
Tenet Healthcare Corp., 9.250%, 01/01/15	490,000	[2]	482,650
Tenneco Automotive, Inc., 8.625%, 11/15/14	295,000	[2]	261,812
Tenneco, Inc., 8.125%, 11/15/15 (a)	25,000		22,750
Terex Corp., 8.000%, 11/15/17	320,000		319,200
Terra Capital, Inc., 7.000%, 02/01/17	270,000		265,950
Tesoro Corp., 6.625%, 11/01/15	100,000		92,750
The Goodyear Tire & Rubber Co., 8.625%, 12/01/11	83,000		84,245
The Neiman Marcus Group, Inc., 9.000%, 10/15/15 [6]	290,000		287,825
Titan International, Inc., 8.000%, 01/15/12	200,000		197,000
Travelport LLC, 7.307%, 09/01/14 [5]	80,000		64,400
Travelport LLC, 9.875%, 09/01/14	100,000		89,250
Travelport LLC, 11.875%, 09/01/16	110,000	[2]	90,750
TRW Automotive, Inc., 7.000%, 03/15/14 (a)	150,000	[2]	130,875
TRW Automotive, Inc., 7.250%, 03/15/17 (a)	150,000		126,750
United Components, Inc., 9.375%, 06/15/13	60,000		56,400
United Rentals, Inc., 6.500%, 02/15/12	155,000		140,275
United Surgical Partners International, Inc., 8.875%, 05/01/17	55,000	[2]	51,425
United Surgical Partners International, Inc., 9.250%, 05/01/17 [6]	185,000	[2]	171,125
Vail Resorts, Inc., 6.750%, 02/15/14	270,000		256,500
Vedanta Resources PLC, 9.500%, 07/18/18 (a)	120,000		120,000
Venoco, Inc., 8.750%, 12/15/11	190,000		186,675
Videotron, Ltd., 6.875%, 01/15/14	148,000		143,560
Videotron, Ltd., 9.125%, 04/15/18 (a)	30,000		31,500
Visant Holding Corp., 10.250%, 12/01/13 (b)	555,000	[2]	541,125

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials - 85.1% (continued)
Vitro, S.A.B. de C.V., 9.125%, 02/01/17	$405,000		$322,988
West Corp., 9.500%, 10/15/14	175,000		158,375
Windstream Corp., 8.125%, 08/01/13	60,000		60,150
Windstream Corp., 8.625%, 08/01/16	165,000		165,412
Total Industrial			31,011,665
Utilities - 4.9%
AES Corp., The, 8.875%, 2/15/11	230,000		239,200
Edison Mission Energy, 7.000%, 05/15/17	185,000		173,900
Energy Future Holdings Corp., 10.875%, 11/01/17 (a)	325,000	[2]	329,875
IPALCO Enterprises, Inc., 7.250%, 04/01/16 (a)	50,000		49,500
Mirant North America LLC, 7.375%, 12/31/13	175,000		174,344
NRG Energy, Inc., 7.250%, 02/01/14	210,000		201,075
NRG Energy, Inc., 7.375%, 01/15/17	95,000	[2]	90,012
NRG Energy, Inc., 7.375%, 02/01/16	120,000		113,250
Texas Competitive Electric Holdings Company LLC, 10.250%, 11/01/15 (a)	415,000		408,775
Total Utilities			1,779,931
Total Corporate Bonds (cost $41,070,159)			37,759,601

	Shares
Common Stocks - 0.7%
Information Technology - 0.3%
Flextronics International, Ltd.*	13,000		122,200
Materials - 0.4%
Huntsman Corp.	12,603		143,675
Total Common Stocks (cost $216,202)			265,875
Other Investment Companies - 25.7%[1]
Bank of New York Institutional Cash Reserves Fund, 2.62%[3] (cost $9,350,278)	9,350,278		9,350,278
Total Investments - 130.0% (cost $50,636,639)			47,375,754
Other Assets, less Liabilities - (30.0)%			(10,919,233)
Net Assets - 100.0%			$36,456,521

The accompanying notes are an integral part of these financial statements.

Managers Fixed Income Fund

Fund Snapshots

June 30, 2008 (unaudited)

Portfolio Breakdown

Industry	Fixed Income**
Industrials	42.4%
Finance	17.6%
U.S. Government and Agency Obligations	12.8%
Utilities	9.0%
Foreign Government	7.2%
Asset-Backed Securities	2.6%
Municipal Bonds	2.2%
Preferred Stocks	1.6%
Mortgage-Backed Securities	0.7%
Other Assets and Liabilities	3.9%

Top Ten Holdings

Top Ten Holdings	% of Net Assets
USTN, 4.875%, 05/31/09*	8.2%
USTN, 4.750%, 02/15/37*	2.5
CIT Group, Inc., 7.625%, 11/30/12*	2.3
Inter-American Development Bank, 6.000%, 12/15/17*	2.0
American General Finance Corp., Series MTN, 6.900%, 12/15/17*	1.9
Merrill Lynch & Co., Inc., 6.110%, 01/29/37	1.9
Kinder Morgan Energy Partners, L.P., 5.950%, 02/15/18	1.8
PPG Industries, Inc., 6.650%, 03/15/18	1.6
Equitable Resources, Inc., 6.500%, 04/01/18	1.4
Nisource Finance Corp., 6.400%, 03/15/18*	1.3

Top Ten as a Group	24.9%

*	Top Ten Holding at December 31, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Managers Fixed Income Fund

Schedule of Portfolio Investments

June 30, 2008 (unaudited)

Security Description	Principal Amount		Value
Corporate Bonds - 68.9%
Finance - 17.6%
American General Finance Corp., Series MTN, 6.900%, 12/15/17		$2,770,000	$2,418,229
ASIF Global Financial, 2.380%, 02/26/09 (a)	SGD	1,000,000	734,265
Bank of America Capital Trust VI, 5.625%, 03/08/35		295,000	240,948
Barclays Capital Corp., 4.160%, 02/22/10 (a)	THB	6,000,000	178,571
Bear Stearns Companies, Inc., The, 4.650%, 07/02/18		10,000	8,436
Bear Stearns Companies, Inc., The, 5.300%, 10/30/15		25,000	23,435
Bear Stearns Companies, Inc., The, 6.400%, 10/02/17		65,000	64,343
Bear Stearns Companies, Inc., The, 7.250%, 02/01/18		470,000	491,322
Boeing Capital Corp., 4.750%, 08/25/08		230,000	230,884
CIGNA Corp., 6.150%, 11/15/36		240,000	212,068
CIT Group, Inc., 7.625%, 11/30/12		3,450,000	2,870,100
Colonial Realty, L.P., 4.800%, 04/01/11		625,000	589,929
Colonial Realty, L.P., 5.500%, 10/01/15		190,000	167,568
Developers Divers Realty Corp., 3.875%, 01/30/09		200,000	197,650
Duke Realty, L.P., 5.950%, 02/15/17		35,000	32,378
Equity One, Inc., 3.875%, 04/15/09		150,000	147,023
ERAC USA Finance Co., 6.375%, 10/15/17 (a)		235,000	210,350
ERAC USA Finance Co., 6.700%, 06/01/34 (a)		65,000	53,379
ERAC USA Finance Co., 7.000%, 10/15/37 (a)		915,000	763,178
ERP Operating, L.P., 5.125%, 03/15/16		15,000	13,547
ERP Operating, L.P., 5.750%, 06/15/17		70,000	64,722
Ford Motor Credit Company LLC, 5.700%, 01/15/10		15,000	12,802
Ford Motor Credit Company LLC, 7.000%, 10/01/13		135,000	99,516
Ford Motor Credit Company LLC, 9.750%, 09/15/10		309,000	269,538
Highwoods Realty, L.P., 5.850%, 03/15/17		30,000	25,952
Highwoods Realty, L.P., 7.500%, 04/15/18		350,000	333,116
Hospitality Properties Trust, 6.750%, 02/15/13		465,000	442,138
HSBC Bank USA, N.A., 1.959%, 04/18/12 (a) [4]	MYR	665,000	188,988
iStar Financial, Inc., 3.291%, 10/01/12, (10/01/08) [5]		325,000	255,125
Kinder Morgan Finance Co., 5.150%, 03/01/15		75,000	66,562
Kinder Morgan Finance Co., 5.700%, 01/05/16		165,000	147,675
Lehman Brothers Holdings, Inc., 3.600%, 03/13/09		150,000	147,602
Lehman Brothers Holdings, Inc., 6.000%, 05/03/32 [7]		30,000	22,994
Lehman Brothers Holdings, Inc., 6.875%, 07/17/37		715,000	617,227
Mack-Cali Realty, L.P., 7.250%, 03/15/09		250,000	252,816
Marsh & McLennan Companies, Inc., 5.375%, 07/15/14		410,000	398,545
Marsh & McLennan Companies, Inc., 5.750%, 09/15/15		652,000	647,371
Marsh & McLennan Companies, Inc., 5.875%, 08/01/33		730,000	614,342
Merrill Lynch & Co., Inc., 6.110%, 01/29/37		2,900,000	2,309,975
Morgan Stanley, 6.625%, 04/01/18		1,220,000	1,158,006

The accompanying notes are an integral part of these financial statements.

Managers Fixed Income Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount			Value
Finance - 17.6% (continued)
Mutual of Omaha Insurance Co., 6.800%, 06/15/36 (a)		$620,000		$593,517
PNC Bank, N.A., 6.875%, 04/01/18		395,000		392,525
ProLogis Trust, 5.625%, 11/15/15		15,000		14,113
ProLogis Trust, 5.750%, 04/01/16		15,000		14,149
Rabobank Nederland, 12.500%, 02/17/09	ISK	20,000,000		255,747
Rabobank Nederland, 14.000%, 01/28/09 (a)	ISK	16,000,000		204,108
SLM Corp., 8.450%, 06/15/18		845,000		811,968
Sovereign Bank, 5.125%, 03/15/13		335,000		267,331
Toll Brothers Finance Corp., 5.150%, 05/15/15		555,000		481,302
Travelers Co., Inc., 6.250%, 06/15/37		755,000		704,059
Travelers Property Casualty Corp., 6.375%, 03/15/33		330,000		316,136
XL Capital PLC, 6.500%, 01/15/12		105,000		102,819
Total Finance				21,880,389
Industrials - 42.4%
Anadarko Petroleum Corp., 5.950%, 09/15/16		485,000		486,040
Anadarko Petroleum Corp., 6.450%, 09/15/36		360,000		356,494
Anheuser-Busch Companies, Inc., 5.950%, 01/15/33		330,000		292,272
Anheuser-Busch Companies, Inc., 6.450%, 09/01/37		420,000		402,690
Apache Corp., 6.000%, 01/15/37		630,000		620,259
AstraZeneca PLC, 6.450%, 09/15/37		905,000		924,383
AT&T, Inc., 6.150%, 09/15/34		185,000		173,400
AT&T, Inc., 6.500%, 03/15/29		775,000		737,894
AT&T Wireless Services, Inc., 8.750%, 03/01/31		310,000		368,832
Avnet, Inc., 2.000%, 03/15/34		100,000		103,875
Avnet, Inc., 6.000%, 09/01/15		720,000		698,976
Avnet, Inc., 6.625%, 09/15/16		140,000		140,157
BellSouth Corp., 6.000%, 11/15/34		990,000	[2]	909,464
Bowater, Inc., 6.500%, 06/15/13		170,000		107,950
Camden Property Trust, 5.700%, 05/15/17		255,000		223,381
Canadian Pacific Railway Co., 5.950%, 05/15/37		410,000		341,247
Cardinal Health, Inc., 4.000%, 06/15/15		320,000		289,692
Charter Communications, Inc., 8.000%, 04/30/12 (a)		245,000		232,750
Chartered Semiconductor Manufacturing, Ltd., 6.250%, 04/04/13		715,000		681,599
Coca-Cola HBC Finance, B.V., 5.125%, 09/17/13		265,000		265,810
Comcast Corp., 5.650%, 06/15/35		265,000		225,894
Comcast Corp., 6.450%, 03/15/37		795,000		742,212
Comcast Corp., 6.500%, 11/15/35		460,000		438,643
Comcast Corp., 6.950%, 08/15/37		240,000		236,789
Continental Airlines, Inc., 5.983%, 04/19/22		85,000		70,339
Continental Airlines, Inc., Series B, 6.903%, 04/19/22		94,000		75,435
Corning, Inc., 6.850%, 03/01/29		600,000		588,565
Covidien International Finance, S.A., 6.000%, 10/15/17		295,000		299,095

The accompanying notes are an integral part of these financial statements.

Managers Fixed Income Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials - 42.4% (continued)
Covidien International Finance, S.A., 6.550%, 10/15/37	$300,000		$303,570
CSX Corp., 6.000%, 10/01/36	570,000	[2]	495,471
Cummins Engine Co., Inc., 6.750%, 02/15/27	153,000		134,292
D.R. Horton, Inc., 5.250%, 02/15/15	420,000		336,000
Delta Air Lines, Inc., 8.021%, 08/10/22	780,394		710,158
Desarrolladora Homex, S.A. de C.V., 7.500%, 09/28/15	245,000		247,450
DP World, Ltd., 6.850%, 07/02/37 (a)	1,120,000		963,782
Dun & Bradstreet Corp., The, 6.000%, 04/01/13	790,000		787,822
El Paso Corp., 6.950%, 06/01/28	165,000	[2]	152,790
Energy Transfer Partners, L.P., 6.125%, 02/15/17	65,000		63,052
Energy Transfer Partners, L.P., 6.625%, 10/15/36	145,000		135,378
Equifax, Inc., 7.000%, 07/01/37	280,000		258,448
Equitable Resources, Inc., 6.500%, 04/01/18	1,730,000		1,735,591
Federated Retail Holdings, Inc., 6.375%, 03/15/37	820,000		633,316
General Motors Corp., 8.250%, 07/15/23	35,000		20,562
Georgia-Pacific Corp., 7.250%, 06/01/28	70,000		58,800
HCA, Inc., 6.250%, 02/15/13	5,000		4,363
HCA, Inc., 6.375%, 01/15/15	5,000		4,176
HCA, Inc., 6.750%, 07/15/13	5,000		4,413
HCA, Inc., 7.050%, 12/01/27	750,000		571,719
HCA, Inc., 7.190%, 11/15/15	5,000		4,333
HCA, Inc., 7.500%, 12/15/23	5,000		4,092
HCA, Inc., 7.500%, 11/06/33	75,000	[2]	58,125
HCA, Inc., 7.690%, 06/15/25	315,000	[2]	259,172
HCA, Inc., 7.750%, 07/15/36	5,000		3,980
HCA, Inc., 8.360%, 04/15/24	40,000		34,246
HCA, Inc., 8.750%, 09/01/10	625,000		635,938
International Paper Co., 4.000%, 04/01/10	300,000		290,558
International Paper Co., 4.250%, 01/15/09	300,000		299,057
International Paper Co., 5.500%, 01/15/14	635,000		584,186
Intuit, Inc., 5.750%, 03/15/17	210,000		197,576
J.C. Penney Co., Inc., 5.750%, 02/15/18	25,000		22,345
J.C. Penney Co., Inc., 6.375%, 10/15/36	580,000	[2]	485,835
J.C. Penney Co., Inc., 7.400%, 04/01/37	20,000		18,007
J.C. Penney Co., Inc., 7.625%, 03/01/97	25,000		20,483
Johnson & Johnson Co., 5.950%, 08/15/37	810,000		843,863
Kinder Morgan Energy Partners, L.P., 5.950%, 02/15/18	2,335,000		2,278,979
KLA Instruments Corp., 6.900%, 05/01/18	1,135,000		1,114,670
Koninklijke Philips Electronics NV, 6.875%, 03/11/38	1,090,000		1,128,958
Kraft Foods, Inc., 6.500%, 11/01/31	310,000		287,747
Kroger Co., 7.000%, 05/01/18	460,000		488,989
Lennar Corp., 5.600%, 05/31/15	400,000		294,500

The accompanying notes are an integral part of these financial statements.

Managers Fixed Income Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials - 42.4% (continued)
Lennar Corp., 6.500%, 04/15/16	$280,000		$215,950
Liberty Media Corp., 5.700%, 05/15/13	190,000		171,223
Lubrizol Corp., 6.500%, 10/01/34	880,000		802,404
Macy’s Retail Holdings, Inc., 6.790%, 07/15/27	40,000		32,873
Macy’s Retail Holdings, Inc., 6.900%, 04/01/29	70,000		59,304
Marks & Spencer Group PLC, 7.125%, 12/01/37 (a)	300,000		262,178
Masco Corp., 5.850%, 03/15/17	350,000		317,760
Medco Health Solutions, Inc., 7.125%, 03/15/18	1,260,000		1,310,792
Medco Health Solutions, Inc., 7.250%, 08/15/13	420,000		446,378
Missouri Pacific Railroad Co., 5.000%, 01/01/45	200,000		124,000
Motorola, Inc., 5.220% 10/01/97	40,000		22,312
Motorola, Inc., 6.500%, 11/15/28	70,000		54,818
Motorola, Inc., 6.625%, 11/15/37	95,000		74,944
New England Telephone & Telegraph Co., 7.875%, 11/15/29	95,000		101,842
News America, Inc., 6.200%, 12/15/34	350,000		323,765
News America, Inc., 6.400%, 12/15/35	425,000		403,442
News America, Inc., 7.280%, 06/30/28	225,000		231,846
News America, Inc., 7.625%, 11/30/28	460,000		490,217
Nextel Communications, Inc., 5.950%, 03/15/14	710,000		570,426
Nextel Communications, Inc., 6.875%, 10/31/13	5,000		4,229
Nextel Communications, Inc., 7.375%, 08/01/15	20,000		16,611
Northwest Airlines, Inc., 8.028%, 11/01/17	475,000		451,250
Owens & Minor, Inc., 6.350%, 04/15/16	125,000		122,959
PPG Industries, Inc., 6.650%, 03/15/18	1,935,000		1,975,635
Pulte Homes, Inc., 5.200%, 02/15/15	405,000		332,100
Pulte Homes, Inc., 6.000%, 02/15/35	1,265,000	[2]	993,025
Pulte Homes, Inc., 6.375%, 05/15/33	465,000		362,700
Qantas Airways, Ltd., 6.050%, 04/15/16 (a)	1,500,000		1,361,806
Questar Market Resources, Inc., 6.800%, 04/01/18	1,365,000		1,336,055
Qwest Corp., 6.875%, 09/15/33	20,000		16,600
Safeway, Inc., 6.350%, 08/15/17	400,000		412,378
Samsung Electronics Co., Ltd., 7.700%, 10/01/27 (a)	600,000		648,064
Simon Property Group, L.P., 5.750%, 12/01/15	20,000		19,439
Sprint Capital Corp., 6.875%, 11/15/28	30,000		25,037
Sprint Capital Corp., 6.900%, 05/01/19	20,000		17,582
Telecom Italia Capital S.p.A., 6.000%, 09/30/34	40,000		34,336
Telecom Italia Capital S.p.A., 6.375%, 11/15/33	105,000		93,754
Tele-Communications, Inc., 9.800%, 02/01/12	350,000		394,827
Telefonica Emisiones SAU, 7.045%, 06/20/36	1,475,000		1,518,394
Tennessee Gas Pipeline Co., 7.000%, 10/15/28	240,000	[2]	235,262
Texas Eastern Transmission, L.P., 7.000%, 07/15/32	255,000	[2]	256,321
TGT Pipeline LLC, 5.200%, 06/01/18	465,000		417,377

The accompanying notes are an integral part of these financial statements.

Managers Fixed Income Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount		Value
Industrials - 42.4% (continued)
Time Warner Cable, Inc., 6.750%, 7/01/18	$1,500,000		$1,512,668
Time Warner, Inc., 6.625%, 05/15/29	270,000		246,355
Time Warner, Inc., 6.950%, 01/15/28	120,000		115,443
Time Warner, Inc., 7.625%, 04/15/31	80,000		81,440
Time Warner, Inc., 7.700%, 05/01/32	685,000		703,235
Toro Co., The, 6.625%, 05/01/37	365,000		374,483
Union Pacific Corp., 5.375%, 06/01/33	50,000		43,006
V.F. Corp., 6.450%, 11/01/37	412,000		390,980
Verizon Global Funding Corp., 5.850%, 09/15/35	1,095,000		968,181
Verizon Maryland, Inc., 5.125%, 06/15/33	295,000		228,510
Verizon New York, Inc., Series B, 7.375%, 04/01/32	195,000		198,645
Viacom, Inc., 6.875%, 04/30/36	470,000		442,685
Vondafone Group PLC, 6.150%, 02/27/37	650,000		596,335
Walt Disney Co., The, 7.000%, 03/01/32	190,000		217,651
Watson Pharmaceuticals, Inc., 1.750%, 03/15/23	65,000		62,238
Western Union Co., 6.200%, 11/17/36	635,000		594,475
Weyerhaeuser Co., 6.875%, 12/15/33	645,000		600,590
XTO Energy, Inc., 6.750%, 08/01/37	300,000		305,178
Total Industrials			52,755,242
Utilities - 8.9%
Ameren Energy Generating Co., 7.000%, 04/15/18 (a)	1,200,000		1,203,779
Bruce Mansfield Unit, 6.850%, 06/01/34	285,000		288,432
CILCORP, Inc., 8.700%, 10/15/09	315,000		323,586
Cleveland Electric Illuminating Co., The, 5.950%, 12/15/36	715,000		607,578
Commonwealth Edison Co., 4.700%, 04/15/15	510,000		474,447
Commonwealth Edison Co., 5.875%, 02/01/33	620,000		562,318
Dominion Resources, Inc., 5.950%, 06/15/35	90,000		81,030
Empresa Nacional de Electricidad, Yankee, 7.875%, 02/01/27	900,000		983,260
Illinois Power Co., 6.250%, 04/01/18 (a)	1,370,000		1,321,201
ITC Holdings Corp., 5.875%, 09/30/16 (a)	225,000		218,857
ITC Holdings Corp., 6.375%, 09/30/36 (a)	300,000		273,325
Methanex Corp., 6.000%, 08/15/15	320,000		298,151
MidAmerican Energy Holdings Co., 6.500%, 09/15/37	340,000	[2]	344,517
NiSource Finance Corp., 6.400%, 03/15/18	1,645,000		1,590,462
NiSource Finance Corp., 6.800%, 01/15/19	900,000		884,219
Pacific Gas and Electric Co., 6.050%, 03/01/34	500,000		483,654
Southwestern Electric Power Co., 6.450%, 01/15/19	1,225,000		1,220,064
Total Utilities			11,158,880
Total Corporate Bonds (cost $88,813,710)			85,794,511
U.S. Government and Agency Obligations - 12.9%
FNMA, 2.290%, 02/19/09	700,000		516,256
USTN, 4.500%, 09/30/11	750,000	[2]	784,102

The accompanying notes are an integral part of these financial statements.

Managers Fixed Income Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount			Value
U.S. Government and Agency Obligations - 12.9% (continued)
USTN, 4.750%, 02/15/37		$3,000,000		$3,098,907
USTN, 4.750%, 05/15/14		835,000	[2]	895,407
USTN, 4.875%, 05/31/09		9,940,000	[2]	10,166,761
U.S. Treasury Inflation Indexed Bonds, 2.000%, 01/15/14		511,452		543,138
Total U.S. Government and Agency Obligations (cost $15,449,504)				16,004,571
Foreign Government Obligations - 7.2%
Brazil, Republic of, 10.250%, 01/10/28	BRL	750,000		397,667
Canadian Government, 3.750%, 06/01/12	CAD	135,000		133,917
Canadian Government, 4.250%, 09/01/09	CAD	1,000,000		991,802
Canadian Government, 5.250%, 06/01/12	CAD	390,000		407,781
Export-Import Bank of Korea, 4.125%, 02/10/09 (a)		485,000		483,727
Inter-American Development Bank, 6.000%, 12/15/17	NZD	3,500,000		2,457,375
International Bank for Reconstruction & Development, 9.500%, 05/27/10	ISK	3,300,000		42,138
Korea Development Bank, 3.875%, 03/02/09		425,000		424,348
Mexican Fixed Rate Bonds, 8.000%, 12/07/23	MXN	3,500,000		303,774
Mexican Government, 9.000%, 12/20/12	MXN	12,000,000		1,170,700
New South Wales Treasury Corp., Series 12RG, 6.000%, 05/01/12	AUD	520,000		476,917
New South Wales Treasury Corp., Series 10RG, 7.000%, 12/01/10	AUD	995,000		947,005
Nordic Investment Bank, 13.000%, 09/12/08	ISK	5,700,000		72,675
Queensland Treasury Corp., Series 11G, 6.000%, 06/14/11	AUD	665,000		616,680
Total Foreign Government Obligations (cost $8,510,320)				8,926,506
Municipal Bonds - 2.2%
Alabama Public School & College Authority, Capital Improvement Bond, 4.500%, 12/01/26		30,000		29,014
Buckeye Tobacco Settlement Financing Authority, Asset-A-2, 5.875%, 06/01/47		250,000		208,605
Chicago Illinois Board of Education, Dedicated-Series B, 4.750%, 12/01/31		50,000		49,028
Chicago Illinois O’Hare International Airport Revenue Bond, Series A, 4.500%, 01/01/38		15,000		13,457
Decatur Texas Hospital Authority Hospital Revenue, 7.750%, 09/01/09		90,000		92,460
District of Columbia, Series A, 4.750%, 06/01/36		30,000		28,106
Eufaula Alabama, Series C, 4.000%, 08/15/12		345,000		340,111
Florida State Turnpike Authority, Revenue Bond, Department of Transportation, Series A, 3.500%, 07/01/27		30,000		24,214
Green Bay Wisconsin, Water System Revenue Refunding Bonds, 3.500%, 11/01/26 (FSA Insured)		20,000		16,745
Green Bay Wisconsin, Water System Revenue Refunding Bonds, 3.500%, 11/01/29 (FSA Insured)		20,000		16,114
Grosse Pointe Michigan Public School System, 3.000%, 05/01/27		15,000		10,955
Harris County Texas, Road Bonds, Series B, 4.500%, 10/01/31		85,000		80,307
JEA Florida Water & Sewer System Revenue Bond, Series B, 4.750%, 10/01/41		45,000		42,146
Louisianna State, Series C, 3.250%, 05/01/26 (FSA Insured)		30,000		23,800
Massachusetts State School Building Authority Sales Tax Revenue Bond, Series A, 4.750%, 08/15/32		30,000		29,324
Michigan Tobacco Settlement Financial Authority, Series A, 7.309%, 06/01/34		395,000		361,654
Omaha Public Power District, Electric System Subordinated Revenue Bonds, Series AA, 4.500%, 02/01/34		70,000		63,304
San Diego California Unified School District, Refunding Bonds, Election 1998, Series F-1, 4.500%, 07/01/29		30,000		27,836
San Jose California Redevelopment Agency Tax Allocation, Series C, 3.750%, 08/01/28		35,000		28,517

The accompanying notes are an integral part of these financial statements.

Managers Fixed Income Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Municipal Bonds - 2.2% (continued)
San Jose Redevelopment Agency, 3.750%, 08/01/28	$15,000	$12,133
State of California, 4.500%, 08/01/27 (AMBAC Insured)	45,000	42,570
State of California, 4.500%, 08/01/30 (AMBAC Insured)	35,000	32,029
State of California, 4.500%, 10/01/29	130,000	119,662
State of California, 4.500%, 08/01/30	30,000	27,495
State of California, Variable Purpose Bond, 3.250%, 12/01/27	25,000	19,084
State of California, Variable Purpose Bond, 4.500%, 12/01/33	110,000	98,938
Tobacco Settlement Financing Corp., 6.706%, 06/01/46	1,075,000	906,139
University of California Regents Medical Center, Series A, 4.750%, 05/15/31	10,000	9,570
Wisconsin Housing & Economic Development Authority, Revenue Bonds, Series E, 4.900%, 11/01/35	10,000	9,495
Total Municipal Bonds (cost $2,978,066)		2,762,812
Mortgage-Backed Securities - 0.7%
CS First Boston Mortgage Securities Corp., Series 2005-7, Class 3A1, 5.000%, 08/25/20	334,093	297,299
LB-UBS Commercial Mortgage Trust, Series 2001-C3, Class A2, 6.365%, 12/15/28	320,000	328,730
Morgan Stanley Dean Witter Capital, Inc., Series 2001-PPM, Class A2, 6.400%, 02/15/31	233,560	238,844
Total Mortgage-Backed Securities (cost $903,121)		864,873
Asset-Backed Securities - 2.6%
ARGF, Series 2005-2A, Class A5, 2.642%, 05/20/11, (07/21/08) (a) [5]	100,000	91,676
Capital One Auto Finance Trust 2006-C A4, 2.501%, 05/15/13, (07/15/08) [5]	735,000	653,218
CCCIT, Series 2008-C6, Class C6, 6.300%, 06/20/14	780,000	745,875
Centex Home Equity Loan, Series 2004-A, Class AF6, 4.270%, 01/25/34 [7]	262,613	245,808
CHAIT, Series 2007-B1, Class B1, 2.721%, 04/15/19, (07/15/08) [5]	845,000	676,414
Community Program Loan Trust, Series 87-A, Class A4, 4.500%, 10/01/18	18,011	17,817
Countrywide Home Loans, Series 2002-S1, Class A5, 6.460%, 05/25/32 (b)	313,613	296,809
MBNAS, Series 2005-B2, Class B, 2.651%, 12/17/12, (07/15/08) [5]	535,000	515,530
Total Asset-Backed Securities (cost $3,246,949)		3,243,147

	Shares
Preferred Stocks - 1.6%
CIT Group, Inc., 6.350%	2,540	$32,385
FHLMC, 8.375%	18,499	449,526
FNMA, 8.250%	35,000	803,249
Lehman Brothers Holdings, Inc., 7.250%	225	180,997
Newell Financial Trust I, 5.250%	13,455	608,839
Total Preferred Stocks (cost $2,151,845)		2,074,996
Other Investment Companies - 14.7%[1]
Bank of New York Institutional Cash Reserves Fund, 2.62%[3]	15,645,485	15,645,485
Dreyfus Cash Management Fund, Institutional Class Shares, 2.66%	1,072,344	1,072,345
JPMorgan Liquid Assets Money Market Fund, Capital Shares, 2.68%	1,533,838	1,533,838
Total Other Investment Companies (cost $18,251,668)		18,251,668
Total Investments - 110.8% (cost $140,305,183)		137,923,084
Other Assets, less Liabilities - (10.8)%		(13,492,400)
Net Assets - 100.0%		$124,430,684

The accompanying notes are an integral part of these financial statements.

Managers Trust II Funds

Notes to Schedules of Portfolio Investments (unaudited)

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At June 30, 2008, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were:

Fund	Cost	Appreciation	Depreciation	Net
Managers AMG Chicago Equity Partners Mid-Cap Fund	$71,834,259	$5,816,449	($5,263,377)	$553,072
Managers AMG Chicago Equity Partners Balanced Fund	21,478,924	1,196,434	(995,176)	201,258
Managers High Yield Fund	50,662,378	294,734	(3,581,358)	(3,286,624)
Managers Fixed Income Fund	140,437,421	2,221,389	(4,735,726)	(2,514,337)

*	Non-income-producing security

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 2008, the value of these securities amounted to the following:

Fund	Value	% of Net Assets
Managers High Yield Fund	$9,987,501	8.0%
Managers Fixed Income Fund	7,185,932	19.7%

(b)	Step Bond. A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.

[1]	Yield shown for an investment company represents its June 30, 2008, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[2]	Some or all of these securities were out on loan to various brokers as of June 30, 2008, amounting to:

Fund	Value	% of Net Assets
Managers AMG Chicago Equity Partners Mid-Cap Fund	$14,697,998	25.8%
Managers AMG Chicago Equity Partners Balanced Fund	3,804,140	21.6%
Managers High Yield Fund	8,952,938	24.6%
Managers Fixed Income Fund	15,242,908	12.3%

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.

[4]	Represents yield to maturity at June 30, 2008.

[5]	Floating rate security. The rate listed is as of June 30, 2008. Date in parenthesis represents the securities next coupon rate reset.

[6]	Payment-in-kind security. A type of high yield debt instrument whose issuer has the option of making interest payments in either cash or additional debt securities.

[7]	Variable Rate Security. The rate listed is as of June 30, 2008 and is periodically reset subject to terms and conditions set forth in the debenture.

[8]	Security is in default. Issuer has failed to make a timely payment of either principal or interest or has failed to comply with some provision of the bond indenture.

Investments Definitions and Abbreviations:

FHLB:	Federal Home Loan Bank
FHLMC:	Federal Home Loan Mortgage Corp.
FNMA:	Federal National Mortgage Association
USTB:	United States Treasury Bond
USTN:	United States Treasury Note

Registered shares: A security whose owner has been recorded with its issuer or issuer’s registrar.

Abbreviations have been used throughout the portfolios to indicate amounts shown in currencies of par values other than the U.S. dollar (USD):

AUD:	Australian Dollar
BRL:	Brazilian Real
CAD:	Canadian Dollar
ISK:	Iceland Krona
MXN:	Mexican Peso
MYR:	Malaysian Ringgit
NZD:	New Zealand Dollar
SGD:	Singapore Dollar
THB:	Thailand Bhat

Statements of Assets and Liabilities

June 30, 2008 (unaudited)

	Managers AMG Chicago Equity Partners Mid-Cap Fund	Managers AMG Chicago Equity Partners Balanced Fund	Managers High Yield Fund	Managers Fixed Income Fund
Assets:
Investments at value* (including securities on loan valued at $14,697,998, $3,804,140, $8,952,938, and $15,242,908 respectively)	$72,387,331	$21,680,182	$47,375,754	$137,923,084
Foreign currency**	—	—	—	109
Receivable for investments sold	101,523	411,627	767,473	—
Receivable for Fund shares sold	25,253	28,388	118,614	883,246
Dividends, interest and other receivables	54,274	86,118	835,920	1,787,090
Prepaid expenses	15,104	18,885	18,142	33,734

Total assets	72,583,485	22,225,200	49,115,903	140,627,263

Liabilities:
Payable to Custodian	—	—	2,819,811	98,615
Payable for Fund shares repurchased	10,921	123	322,239	—
Payable upon return of securities loaned	15,272,354	3,906,370	9,350,278	15,645,485
Payable for investments purchased	182,488	673,193	124,269	337,758
Accrued expenses:
Investment advisory and management fees	24,128	342	8,031	24,532
Administrative fees	9,909	2,964	6,978	20,304
Other	49,752	30,635	27,776	69,885

Total liabilities	15,549,552	4,613,627	12,659,382	16,196,579

Net Assets	$57,033,933	$17,611,573	$36,456,521	$124,430,684

Net Assets Represent:
Paid-in capital	$58,631,486	$33,590,703	$53,283,425	$128,941,757
Undistributed net investment income (loss)	126,660	21,047	27,520	(8,619)
Accumulated net realized loss from investments and foreign currency transactions	(2,415,222)	(16,206,654)	(13,593,539)	(2,120,566)
Net unrealized appreciation (depreciation) of investments and foreign currency translations	691,009	206,477	(3,260,885)	(2,381,888)

Net Assets	$57,033,933	$17,611,573	$36,456,521	$124,430,684

Class A Shares - Net Assets	$5,849,971	$2,652,400	$22,622,633	$38,461,245
Shares Outstanding	453,459	213,773	2,905,331	3,742,546

Net asset value and redemption price per share	$12.90	$12.41	$7.79	$10.28

Offering price per share based on a maximum sales charge of 5.75% (NAV per share/(100%-5.75%)	$13.69	$13.17	n/a	n/a
Offering price per share based on a maximum sales charge of 4.25% (NAV per share/(100%-4.25%)	n/a	n/a	$8.14	$10.74
Class B Shares - Net Assets	$4,821,080	$4,193,452	$5,052,921	$8,583,719
Shares Outstanding	400,323	343,532	656,513	841,910

Net asset value and offering price per share	$12.04	$12.21	$7.70	$10.20

Class C Shares - Net Assets	$6,916,593	$3,549,337	$5,768,897	$44,314,788
Shares Outstanding	574,967	288,160	750,835	4,318,786

Net asset value and offering price per share	$12.03	$12.32	$7.68	$10.26

Institutional Class Shares - Net Assets	$39,446,289	$7,216,384	$3,012,070	$33,070,932
Shares Outstanding	2,894,359	577,109	384,046	3,207,562

Net asset value, offering and redemption price per share	$13.63	$12.50	$7.84	$10.31

* Investments at cost	$71,696,322	$21,473,705	$50,636,639	$140,305,183
** Foreign currency at cost	—	—	—	$109

The accompanying notes are an integral part of these financial statements.

Statements of Operations

For the six months ended June 30, 2008 (unaudited)

	Managers AMG Chicago Equity Partners Mid-Cap Fund	Managers AMG Chicago Equity Partners Balanced Fund	Managers High Yield Fund	Managers Fixed Income Fund
Investment Income:
Dividend income	$449,478	$94,650	$46,405	$221,831
Interest income	—	209,352	1,655,069	3,171,666
Securities lending fees	39,836	9,468	18,239	50,845

Total investment income	489,314	313,470	1,719,713	3,444,342

Expenses:
Investment advisory and management fees	215,948	65,245	138,390	250,927
Administrative fees	61,699	18,642	39,540	111,523
Distribution Fees - Class A	7,432	2,852	30,731	39,940
Distribution Fees - Class B	27,968	25,732	28,641	44,078
Distribution Fees - Class C	36,974	18,987	29,800	192,125
Registration fees	40,358	34,588	35,763	22,471
Professional fees	17,231	13,909	15,547	20,835
Custodian	11,770	8,950	8,413	9,352
Reports to shareholders	10,599	3,449	7,992	8,865
Transfer agent	10,243	3,354	10,651	12,836
Trustees fees and expenses	2,312	595	1,230	3,452
Miscellaneous	4,628	2,196	9,988	2,341

Total expenses before offsets	447,162	198,499	356,686	718,745

Expense reimbursement	(67,075)	(56,725)	(80,932)	(113,255)
Expense reductions	(17,433)	(1,587)	(325)	(1,088)

Net expenses	362,654	140,187	275,429	604,402

Net investment income	126,660	173,283	1,444,284	2,839,940

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investment transactions	(1,439,494)	236,438	(182,508)	755,107
Net realized loss on foreign currency transactions	—	—	—	(4,547)
Net unrealized depreciation of investments	(2,873,712)	(1,389,079)	(1,964,129)	(3,982,668)
Net unrealized appreciation of foreign currency translations	—	—	—	2,281

Net realized and unrealized loss	(4,313,206)	(1,152,641)	(2,146,637)	(3,229,827)

Net decrease in net assets resulting from operations	($4,186,546)	($979,358)	($702,353)	($389,887)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets

For the six months ended June 30, 2008 (unaudited) and for the year ended December 31, 2007

	Managers AMG Chicago Equity Partners Mid-Cap Fund		Managers AMG Chicago Equity Partners Balanced Fund
	2008	2007	2008	2007
Increase (Decrease) in Net Assets From Operations:
Net investment income (loss)	$126,660	($95,181)	$173,283	$347,759
Net realized gain (loss) on investments and foreign currency transactions	(1,439,494)	9,759,495	236,438	1,622,090
Net unrealized appreciation (depreciation) of investments and foreign currency translations	(2,873,712)	(8,462,133)	(1,389,079)	(1,021,872)

Net increase (decrease) in net assets resulting from operations	(4,186,546)	1,202,181	(979,358)	947,977

Distributions to Shareholders:
From net investment income:
Class A	—	—	(24,931)	(41,572)
Class B	—	—	(26,110)	(91,395)
Class C	—	—	(21,854)	(54,519)
Institutional Class	—	—	(81,438)	(182,482)
From realized capital gain:
Class A	—	(543,259)	—	—
Class B	—	(535,307)	—	—
Class C	—	(641,479)	—	—
Institutional Class	—	(3,769,867)	—	—

Total distributions to shareholders	—	(5,489,912)	(154,333)	(369,968)

From Capital Share Transactions:
Proceeds from sale of shares	2,786,114	8,549,376	1,693,846	2,248,776
Reinvestment of dividends and distributions	—	4,213,056	106,228	236,946
Cost of shares repurchased	(14,619,217)	(23,552,407)	(2,923,709)	(5,768,240)

Net increase (decrease) from capital share transactions	(11,833,103)	(10,789,975)	(1,123,635)	(3,282,518)

Total increase (decrease) in net assets	(16,019,649)	(15,077,706)	(2,257,326)	(2,704,509)

Net Assets:
Beginning of period	73,053,582	88,131,288	19,868,899	22,573,408

End of period	$57,033,933	$73,053,582	$17,611,573	$19,868,899

End of period undistributed net investment income (loss)	$126,660	—	$21,047	$2,097

The accompanying notes are an integral part of these financial statements.

Managers High Yield Fund		Managers Fixed Income Fund
2008	2007	2008	2007

$1,444,284	$3,096,302	$2,839,940	$3,794,418
(182,508)	517,236	750,560	379,470
(1,964,129)	(2,479,264)	(3,980,387)	87,612

(702,353)	1,134,274	(389,887)	4,261,500

(901,561)	(1,827,273)	(809,144)	(928,844)
(192,462)	(540,529)	(195,401)	(500,146)
(202,648)	(430,397)	(881,567)	(1,155,466)
(124,014)	(307,268)	(881,108)	(1,576,517)

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

(1,420,685)	(3,105,467)	(2,767,220)	(4,160,973)

16,777,094	23,125,690	42,655,620	52,824,061
962,286	1,914,562	1,634,956	2,372,039
(19,455,979)	(36,750,191)	(15,420,330)	(22,759,542)

(1,716,599)	(11,709,939)	28,870,246	32,436,558

(3,839,637)	(13,691,132)	25,713,139	32,537,085

40,296,158	53,977,290	98,717,545	66,180,460

$36,456,521	$40,296,158	$124,430,684	$98,717,545

$27,520	$3,921	($8,619)	($81,339)

The accompanying notes are an integral part of these financial statements.

Financial Highlights

For a share outstanding throughout each of the six months ended June 30, 2008 (unaudited) and each year ended December 31,

	For the six months ended June 30, 2008 (unaudited)	Class A
Managers AMG Chicago Equity Partners Mid-Cap Fund		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$13.67	$14.60	$13.48	$12.10	$10.36	$7.58

Income from Investment Operations:
Net investment income (loss)	0.03	(0.02)[2]	0.05	(0.01)[2]	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.80)	0.17 [2]	1.11	1.39 [2]	1.76	2.79

Total from investment operations	(0.77)	0.15	1.16	1.38	1.74	2.78

Less Distributions to Shareholders from:
Net investment income	—	—	(0.04)	—	—	—
Net realized gain on investments	—	(1.08)	—	—	—	—

Total distributions to shareholders	—	(1.08)	(0.04)	—	—	—

Net Asset Value, End of Period	$12.90	$13.67	$14.60	$13.48	$12.10	$10.36

Total Return [1]	(5.63)%[4]	0.84%	8.69%	11.32%	16.80%	36.68%

Ratio of net expenses to average net assets	1.18%[3]	1.21%	1.23%	1.33%	1.41%	1.50%
Ratio of net investment income (loss) to average net assets [1]	0.42%[3]	(0.10)%	0.34%	(0.13)%	(0.16)%	(0.14)%
Portfolio turnover	52%[4]	125%	85%	84%	90%	109%
Net assets at end of period (000’s omitted)	$5,850	$6,464	$9,178	$8,712	$9,168	$9,741

Ratios absent expense offsets: [5]
Ratio of total expenses to average net assets	1.45%[3]	1.37%	1.36%	1.45%	1.68%	1.63%
Ratio of net investment income (loss) to average net assets	0.12%[3]	(0.25)%	0.22%	(0.24)%	(0.43)%	(0.27)%

	For the six months ended June 30, 2008 (unaudited)	Class C
Managers AMG Chicago Equity Partners Mid-Cap Fund		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$12.79	$13.80	$12.83	$11.60	$9.99	$7.34

Income from Investment Operations:
Net investment income (loss)	(0.02)	(0.12)[2]	(0.06)	(0.06)[2]	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments	(0.74)	0.12 [2]	1.07	1.29 [2]	1.69	2.70

Total from investment operations	(0.76)	—	1.01	1.23	1.61	2.65

Less Distributions to Shareholders from:
Net investment income	—	—	(0.04)	—	—	—
Net realized gain on investments	—	(1.01)	—	—	—	—

Total distributions to shareholders	—	(1.01)	(0.04)	—	—	—

Net Asset Value, End of Period	$12.03	$12.79	$13.80	$12.83	$11.60	$9.99

Total Return [1]	(5.94)%[4]	(0.19)%	7.87%	10.60%	16.12%	36.10%

Ratio of net expenses to average net assets	1.93%[3]	1.96%	1.98%	1.99%	1.91%	2.00%
Ratio of net investment income (loss) to average net assets [1]	(0.34)%[3]	(0.85)%	(0.41)%	(0.79)%	(0.67)%	(0.64)%
Portfolio turnover	52%[4]	125%	85%	84%	90%	109%
Net assets at end of period (000’s omitted)	$6,917	$8,651	$11,748	$13,845	$15,393	$16,576

Ratios absent expense offsets: [5]
Ratio of total expenses to average net assets	2.21%[3]	2.12%	2.11%	2.11%	2.18%	2.13%
Ratio of net investment income (loss) to average net assets	(0.63)%[3]	(1.02)%	(0.56)%	(0.91)%	(0.94)%	(0.77)%

For the six months ended June 30, 2008 (unaudited)	Class B
	2007	2006	2005	2004	2003
$12.80	$13.79	$12.82	$11.59	$9.98	$7.33

(0.02)	(0.13)[2]	(0.08)	(0.06)[2]	(0.07)	(0.05)
(0.74)	0.15 [2]	1.09	1.29 [2]	1.68	2.70

(0.76)	0.02	1.01	1.23	1.61	2.65

—	—	(0.04)	—	—	—
—	(1.01)	—	—	—	—

—	(1.01)	(0.04)	—	—	—

$12.04	$12.80	$13.79	$12.82	$11.59	$9.98

(5.94)%[4]	(0.03)%	7.88%	10.61%	16.13%	36.15%

1.93%[3]	1.96%	1.98%	1.99%	1.90%	2.00%
(0.34)%[3]	(0.86)%	(0.41)%	(0.79)%	(0.67)%	(0.64)%
52%[4]	125%	85%	84%	90%	109%
$4,821	$6,909	$11,197	$15,512	$17,226	$17,052

2.21%[3]	2.12%	2.11%	2.11%	2.18%	2.13%
(0.63)%[3]	(1.02)%	(0.59)%	(0.91)%	(0.95)%	(0.77)%

For the six months ended June 30, 2008 (unaudited)	Institutional Class
	2007	2006	2005	2004	2003
$14.42	$15.41	$14.19	$12.70	$10.82	$7.87

0.05	0.03 [2]	0.09	0.10 [2]	0.04	0.03
(0.84)	0.11 [2]	1.17	1.39 [2]	1.84	2.92

(0.79)	0.14	1.26	1.49	1.88	2.95

—	—	(0.04)	—	—	—
—	(1.13)	—	—	—	—

—	(1.13)	(0.04)	—	—	—

$13.63	$14.42	$15.41	$14.19	$12.70	$10.82

(5.48)%[4]	0.78%	8.96%	11.74%	17.37%	37.51%

0.93%[3]	0.96%	0.98%	0.99%	0.90%	1.00%
0.65%[3]	0.16%	0.59%	0.21%	0.33%	0.36%
52%[4]	125%	85%	84%	90%	109%
$39,446	$51,029	$56,008	$59,571	$60,656	$64,225

1.21%[3]	1.12%	1.11%	1.11%	1.18%	1.13%
0.37%[3]	0.01%	0.47%	0.09%	0.06%	0.23%

Financial Highlights

For a share outstanding throughout each of the six months ended June 30, 2008 (unaudited) and each year ended December 31,

	For the six months ended June 30, 2008 (unaudited)	Class A
Managers AMG Chicago Equity Partners Balanced Fund		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$13.18	$12.86	$11.55	$11.24	$10.42	$8.62

Income from Investment Operations:
Net investment income	0.12	0.25	0.25	0.17	0.17	0.22
Net realized and unrealized gain (loss) on investments	(0.76)	0.34	1.32	0.30	0.81	1.81

Total from investment operations	(0.64)	0.59	1.57	0.47	0.98	2.03

Less Distributions to Shareholders from:
Net investment income	(0.13)	(0.27)	(0.26)	(0.16)	(0.16)	(0.23)

Total distributions to shareholders	(0.13)	(0.27)	(0.26)	(0.16)	(0.16)	(0.23)

Net Asset Value, End of Period	$12.41	$13.18	$12.86	$11.55	$11.24	$10.42

Total Return [1]	(4.89)%[4]	4.63%	13.73%	4.24%	9.45%	23.85%

Ratio of net expenses to average net assets	1.23%[3]	1.23%	1.23%	1.31%	1.47%	1.50%
Ratio of net investment income to average net assets [1]	2.14%[3]	1.93%	2.05%	1.45%	1.46%	2.21%
Portfolio turnover	54%[4]	206%	66%	53%	85%	91%
Net assets at end of period (000’s omitted)	$2,652	$2,076	$1,933	$1,677	$2,366	$3,448

Ratios absent expense offsets: [5]
Ratio of total expenses to average net assets	1.87%[3]	1.78%	1.81%	1.85%	2.05%	1.73%
Ratio of net investment income to average net assets	1.50%[3]	1.38%	1.49%	0.89%	0.88%	1.98%

	For the six months ended June 30, 2008 (unaudited)	Class C
Managers AMG Chicago Equity Partners Balanced Fund		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$13.08	$12.76	$11.46	$11.16	$10.35	$8.56

Income from Investment Operations:
Net investment income	0.09	0.16	0.16	0.09	0.11	0.16
Net realized and unrealized gain (loss) on investments	(0.78)	0.33	1.31	0.30	0.81	1.81

Total from investment operations	(0.69)	0.49	1.47	0.39	0.92	1.97

Less Distributions to Shareholders from:
Net investment income	(0.07)	(0.17)	(0.17)	(0.09)	(0.11)	(0.18)

Total distributions to shareholders	(0.07)	(0.17)	(0.17)	(0.09)	(0.11)	(0.18)

Net Asset Value, End of Period	$12.32	$13.08	$12.76	$11.46	$11.16	$10.35

Total Return [1]	(5.25)%[4]	3.86%	12.88%	3.49%	8.88%	23.38%

Ratio of net expenses to average net assets	1.98%[3]	1.98%	1.98%	1.98%	1.97%	2.00%
Ratio of net investment income to average net assets [1]	1.38%[3]	1.17%	1.30%	0.79%	0.97%	1.71%
Portfolio turnover	54%[4]	206%	66%	53%	85%	91%
Net assets at end of period (000’s omitted)	$3,549	$4,013	$4,479	$5,081	$6,377	$8,537

Ratios absent expense offsets: [5]
Ratio of total expenses to average net assets	2.62%[3]	2.53%	2.56%	2.52%	2.56%	2.23%
Ratio of net investment income to average net assets	0.74%[3]	0.62%	0.71%	0.24%	0.38%	1.48%

For the six months ended June 30, 2008 (unaudited)	Class B
	2007	2006	2005	2004	2003
$12.96	$12.64	$11.36	$11.06	$10.26	$8.49

0.11	0.16	0.18	0.09	0.34	0.16
(0.79)	0.33	1.29	0.30	0.80	1.79

(0.68)	0.49	1.47	0.39	1.14	1.95

(0.07)	(0.17)	(0.19)	(0.09)	(0.34)	(0.18)

(0.07)	(0.17)	(0.19)	(0.09)	(0.34)	(0.18)

$12.21	$12.96	$12.64	$11.36	$11.06	$10.26

(5.26)%[4]	3.86%	12.83%	3.53%	11.11%	23.42%

1.98%[3]	1.98%	1.98%	1.98%	1.97%	2.00%
1.38%[3]	1.16%	1.30%	0.79%	0.97%	1.71%
54%[4]	206%	66%	53%	85%	91%
$4,193	$6,026	$8,485	$9,692	$11,090	$12,134

2.62%[3]	2.53%	2.56%	2.52%	2.57%	2.23%
0.74%[3]	0.61%	0.71%	0.25%	0.37%	1.48%

For the six months ended June 30, 2008 (unaudited)	Institutional Class
	2007	2006	2005	2004	2003
$13.28	$12.96	$11.64	$11.33	$10.50	$8.68

0.15	0.29	0.29	0.18	0.21	0.27
(0.79)	0.34	1.32	0.31	0.83	1.83

(0.64)	0.63	1.61	0.49	1.04	2.10

(0.14)	(0.31)	(0.29)	(0.18)	(0.21)	(0.28)

(0.14)	(0.31)	(0.29)	(0.18)	(0.21)	(0.28)

$12.50	$13.28	$12.96	$11.64	$11.33	$10.50

(4.82)%[4,6]	4.87%	13.98%	4.57%	10.04%	24.51%

0.98%[3]	0.98%	0.98%	0.98%	0.97%	1.00%
2.38%[3]	2.18%	2.30%	1.80%	1.98%	2.71%
54%[4]	206%	66%	53%	85%	91%
$7,216	$7,754	$7,676	$7,501	$8,111	$8,104

1.62%[3]	1.53%	1.56%	1.52%	1.57%	1.23%
1.74%[3]	1.63%	1.73%	1.26%	1.37%	2.48%

Financial Highlights

For a share outstanding throughout each of the six months ended June 30, 2008 (unaudited) and each year ended December 31,

	For the six months ended June 30, 2008 (unaudited)	Class A
Managers High Yield Fund		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$8.23	$8.63	$8.30	$8.67	$8.46	$7.08

Income from Investment Operations:
Net investment income	0.31	0.59	0.55	0.57	0.67	0.64
Net realized and unrealized gain (loss) on investments	(0.45)	(0.40)	0.33	(0.37)	0.19	1.39

Total from investment operations	(0.14)	0.19	0.88	0.20	0.86	2.03

Less Distributions to Shareholders from:
Net investment income	(0.30)	(0.59)	(0.55)	(0.57)	(0.65)	(0.65)

Total distributions to shareholders	(0.30)	(0.59)	(0.55)	(0.57)	(0.65)	(0.65)

Net Asset Value, End of Period	$7.79	$8.23	$8.63	$8.30	$8.67	$8.46

Total Return [1]	(1.72)%[4]	2.25%	11.07%	2.37%	10.62%	29.73%

Ratio of net expenses to average net assets	1.15%[3]	1.15%	1.15%	1.22%	1.40%	1.40%
Ratio of net investment income to average net assets [1]	7.48%[3]	6.92%	6.65%	6.64%	7.68%	8.10%
Portfolio turnover	24%[4]	51%	65%	63%	74%	138%
Net assets at end of period (000’s omitted)	$22,623	$24,151	$26,953	$20,478	$16,612	$24,693

Ratios absent expense offsets: [5]
Ratio of total expenses to average net assets	1.60%[3,7]	1.55%	1.54%	1.59%	1.72%	1.63%
Ratio of net investment income to average net assets	7.03%[3,7]	6.52%	6.26%	6.28%	7.37%	7.87%

	For the six months ended June 30, 2008 (unaudited)	Class C
Managers High Yield Fund		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$8.12	$8.53	$8.21	$8.59	$8.39	$7.03

Income from Investment Operations:
Net investment income	0.27	0.53	0.49	0.51	0.60	0.60
Net realized and unrealized gain (loss) on investments	(0.44)	(0.41)	0.32	(0.38)	0.21	1.37

Total from investment operations	(0.17)	0.12	0.81	0.13	0.81	1.97

Less Distributions to Shareholders from:
Net investment income	(0.27)	(0.53)	(0.49)	(0.51)	(0.61)	(0.61)

Total distributions to shareholders	(0.27)	(0.53)	(0.49)	(0.51)	(0.61)	(0.61)

Net Asset Value, End of Period	$7.68	$8.12	$8.53	$8.21	$8.59	$8.39

Total Return [1]	(2.16)%[4]	1.32%	10.24%	1.60%	10.08%	29.04%

Ratio of net expenses to average net assets	1.90%[3]	1.90%	1.90%	1.90%	1.90%	1.90%
Ratio of net investment income to average net assets [1]	6.91%[3]	6.18%	5.89%	5.97%	7.17%	7.60%
Portfolio turnover	24%[4]	51%	65%	63%	74%	138%
Net assets at end of period (000’s omitted)	$5,769	$6,186	$7,653	$7,934	$10,474	$13,833

Ratios absent expense offsets: [5]
Ratio of total expenses to average net assets	2.36%[3,7]	2.30%	2.29%	2.27%	2.27%	2.13%
Ratio of net investment income to average net assets	6.45%[3,7]	5.78%	5.50%	5.60%	6.80%	7.37%

For the six months ended June 30, 2008 (unaudited)	Class B
	2007	2006	2005	2004	2003
$8.13	$8.54	$8.22	$8.60	$8.40	$7.04

0.28	0.54	0.50	0.51	0.60	0.60
(0.44)	(0.43)	0.31	(0.38)	0.21	1.38

(0.16)	0.11	0.81	0.13	0.81	1.98

(0.27)	(0.52)	(0.49)	(0.51)	(0.61)	(0.62)

(0.27)	(0.52)	(0.49)	(0.51)	(0.61)	(0.62)

$7.70	$8.13	$8.54	$8.22	$8.60	$8.40

(2.03)%[4]	1.30%	10.21%	1.59%	10.07%	29.01%

1.90%[3]	1.90%	1.90%	1.90%	1.90%	1.90%
6.95%[3]	6.14%	5.88%	5.96%	7.18%	7.60%
24%[4]	51%	65%	63%	74%	138%
$5,053	$6,536	$12,318	$17,782	$27,287	$35,695

2.36%[3,7]	2.30%	2.28%	2.27%	2.27%	2.13%
6.49%[3,7]	5.74%	5.50%	5.59%	6.81%	7.37%

For the six months ended June 30, 2008 (unaudited)	Institutional Class
	2007	2006	2005	2004	2003
$8.29	$8.70	$8.36	$8.74	$8.52	$7.13

0.32	0.64	0.58	0.60	0.73	0.68
(0.46)	(0.43)	0.34	(0.38)	0.18	1.40

(0.14)	0.21	0.92	0.22	0.91	2.08

(0.31)	(0.62)	(0.58)	(0.60)	(0.69)	(0.69)

(0.31)	(0.62)	(0.58)	(0.60)	(0.69)	(0.69)

$7.84	$8.29	$8.70	$8.36	$8.74	$8.52

(1.68)%[4]	2.40%	11.38%	2.60%	10.69%	30.30%

0.90%[3]	0.90%	0.90%	0.90%	0.90%	0.90%
7.85%[3]	7.16%	6.91%	6.96%	8.00%	8.60%
24%[4]	51%	65%	63%	74%	138%
$3,012	$3,423	$7,053	$3,440	$4,725	$15,469

1.36%[3,7]	1.30%	1.29%	1.27%	1.26%	1.13%
7.39%[3,7]	6.77%	5.50%	6.59%	7.64%	8.37%

Financial Highlights

For a share outstanding throughout each of the six months ended June 30, 2008 (unaudited) and each year ended December 31,

	For the six months ended June 30, 2008 (unaudited)	Class A
Managers Fixed Income Fund		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.54	$10.55	$10.36	$10.62	$10.56	$10.05

Income from Investment Operations:
Net investment income	0.28	0.56	0.52	0.53	0.49	0.52
Net realized and unrealized gain (loss) on investments	(0.28)	0.01	0.19	(0.25)	0.07	0.53

Total from investment operations	0.00	0.57	0.71	0.28	0.56	1.05

Less Distributions to Shareholders from:
Net investment income	(0.26)	(0.58)	(0.52)	(0.54)	(0.50)	(0.54)

Total distributions to shareholders	(0.26)	(0.58)	(0.52)	(0.54)	(0.50)	(0.54)

Net Asset Value, End of Period	$10.28	$10.54	$10.55	$10.36	$10.62	$10.56

Total Return [1]	(0.02)%[4]	5.53%	7.10%	2.68%	5.44%	10.67%

Ratio of net expenses to average net assets	0.84%[3]	0.82%	0.74%	0.81%	1.02%	1.10%
Ratio of net investment income to average net assets [1]	5.35%[3]	5.12%	4.98%	4.65%	4.56%	5.02%
Portfolio turnover	9%[4]	17%	55%	24%	79%	315%
Net assets at end of period (000’s omitted)	$38,461	$24,122	$11,776	$7,591	$5,723	$7,936

Ratios absent expense offsets: [5]
Ratio of total expenses to average net assets	1.04%[3]	1.12%	1.15%	1.27%	1.48%	1.33%
Ratio of net investment income to average net assets	5.14%[3]	4.84%	4.60%	4.19%	4.11%	4.79%

	For the six months ended June 30, 2008 (unaudited)	Class C
Managers Fixed Income Fund		2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.54	$10.55	$10.36	$10.63	$10.58	$10.07

Income from Investment Operations:
Net investment income	0.24	0.48	0.43	0.46	0.43	0.47
Net realized and unrealized gain (loss) on investments	(0.29)	0.01	0.20	(0.26)	0.07	0.52

Total from investment operations	(0.05)	0.49	0.63	0.20	0.50	0.99

Less Distributions to Shareholders from:
Net investment income	(0.23)	(0.50)	(0.44)	(0.47)	(0.45)	(0.48)

Total distributions to shareholders	(0.23)	(0.50)	(0.44)	(0.47)	(0.45)	(0.48)

Net Asset Value, End of Period	$10.26	$10.54	$10.55	$10.36	$10.63	$10.58

Total Return [1]	(0.46)%[4]	4.75%	6.31%	1.90%	4.85%	10.11%

Ratio of net expenses to average net assets	1.59%[3]	1.56%	1.49%	1.49%	1.54%	1.60%
Ratio of net investment income to average net assets [1]	4.59%[3]	4.38%	4.23%	3.96%	4.04%	4.52%
Portfolio turnover	9%[4]	17%	55%	24%	79%	315%
Net assets at end of period (000’s omitted)	$44,315	$32,154	$15,454	$11,480	$13,703	$20,009

Ratios absent expense offsets: [5]
Ratio of total expenses to average net assets	1.79%[3]	1.86%	1.90%	1.95%	1.99%	1.84%
Ratio of net investment income to average net assets	4.39%[3]	4.08%	3.82%	3.50%	3.59%	4.28%

For the six months ended June 30, 2008 (unaudited)	Class B
	2007	2006	2005	2004	2003
$10.47	$10.48	$10.30	$10.56	$10.51	$10.02

0.24	0.51	0.43	0.46	0.43	0.48
(0.28)	(0.03)	0.19	(0.25)	0.07	0.50

(0.04)	0.48	0.62	0.21	0.50	0.98

(0.23)	(0.49)	(0.44)	(0.47)	(0.45)	(0.49)

(0.23)	(0.49)	(0.44)	(0.47)	(0.45)	(0.49)

$10.20	$10.47	$10.48	$10.30	$10.56	$10.51

(0.39)%[4]	4.74%	6.25%	2.01%	4.90%	10.09%

1.59%[3]	1.55%	1.49%	1.49%	1.54%	1.60%
4.58%[3]	4.37%	4.23%	3.96%	4.04%	4.52%
9%[4]	17%	55%	24%	79%	315%
$8,584	$9,029	$13,089	$16,837	$20,063	$28,560

1.79%[3]	1.85%	1.90%	1.95%	1.99%	1.84%
4.37%[3]	4.05%	3.80%	3.50%	3.59%	4.28%

For the six months ended June 30, 2008 (unaudited)	Institutional Class
	2007	2006	2005	2004	2003
$10.59	$10.59	$10.40	$10.66	$10.61	$10.10

0.29	0.59	0.54	0.56	0.54	0.58
(0.28)	0.01	0.19	(0.25)	0.07	0.52

0.01	0.60	0.73	0.31	0.61	1.10

(0.29)	(0.60)	(0.54)	(0.57)	(0.56)	(0.59)

(0.29)	(0.60)	(0.54)	(0.57)	(0.56)	(0.59)

$10.31	$10.59	$10.59	$10.40	$10.66	$10.61

0.05%[4]	5.84%	7.34%	2.91%	5.99%	11.17%

0.59%[3]	0.56%	0.49%	0.49%	0.50%	0.60%
5.58%[3]	5.37%	5.23%	4.96%	5.09%	5.52%
9%[4]	17%	55%	24%	79%	315%
$33,071	$33,412	$25,861	$25,641	$24,559	$23,763

0.79%[3]	0.86%	0.90%	0.95%	0.97%	0.84%
5.37%[3]	5.07%	4.82%	4.50%	4.63%	5.28%

The following notes should be read in conjunction with the Financial Highlights of the Funds presented on the previous pages.

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements.)

[2]	Per share numbers have been calculated using average shares.

[3]	Annualized.

[4]	Not Annualized.

[5]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements.)

[6]	The total return is based on the Financial Statements Net Asset Values as shown.

[7]	Includes interest expense for the period ended June 30, 2008, of 0.02%. (See Note 1(c) of Notes to Financial Statements.)

Notes to Financial Statements

June 30, 2008 (unaudited)

1.	Summary of Significant Accounting Policies

Managers Trust II (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are: Managers AMG Chicago Equity Partners Mid-Cap Fund (“Mid-Cap”) (formerly Managers Mid-Cap Fund), Managers AMG Chicago Equity Partners Balanced Fund (“Balanced”) (formerly Managers Balanced Fund), Managers High Yield Fund (“High Yield”), and Managers Fixed Income Fund (“Fixed Income”), collectively the “Funds.” The Funds each offer four classes of shares: Class A, Class B, Class C and Institutional Class. Sales of Class A shares may be subject to a front-end sales charge. Redemptions of Class A, Class B and Class C shares may be subject to a contingent-deferred sales charge (as a percentage of the original offering price or the net asset value at time of sale, whichever is less). Institutional Class shares are available, with no sales charge, to certain institutional investors and qualifying individual investors. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences may be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third party pricing services approved by the Board of Trustees of the Funds. Under certain circumstances, the value of each Fund’s investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. A Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) the Investment Manager determines that a market quotation is inaccurate. The Investment Manager monitors intervening events that may affect the value of securities held in a Fund’s portfolio and, in accordance with procedures adopted by the Fund’s Trustees, will adjust the prices of securities traded in foreign markets, as appropriate, to reflect the impact of events occurring subsequent to the close of such markets but prior to the time each Fund’s NAV is calculated.

Fixed-income securities are valued based on valuations furnished by independent pricing services that reflect the mean between bid and asked prices for the Balanced, High Yield and Fixed Income Funds. Some of these pricing services utilize matrix systems, which reflect such factors as security prices, yields, maturities and ratings, and are supplemented by dealer and exchange quotations. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share except iShares or other ETFs, which are valued the same as equity securities. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

Investments in certain mortgage-backed, stripped mortgage-backed, preferred stocks, convertible securities and other debt securities not traded on an organized market, are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities, various relationships between securities and yield to maturity in determining value.

The Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk)

Level 3 –significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Notes to Financial Statements (continued)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following table summarizes the inputs used to value the Funds’ net assets by the above fair value hierarchy levels as of June 30, 2008:

Level	Investments in Securities	Other Financial Instruments*
Mid-Cap
Level 1	$72,387,331	—
Level 2	—	—
Level 3	—	—

Total	$72,387,331	—

Balanced
Level 1	$13,311,840	—
Level 2	8,368,342	—
Level 3	—	—

Total	$21,680,182	—

High Yield
Level 1	$9,616,153	—
Level 2	37,759,600	—
Level 3	—	—

Total	$47,375,754	—

Fixed Income
Level 1	$20,326,664	—
Level 2	117,596,420	—
Level 3	—	—

Total	$137,923,084	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Portfolio Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation of the instrument.

The following table is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Balance as of June 30, 2008	Investments in Securities	Other Financial Instruments
Mid-Cap	$0	$0
Balanced	0	0
High Yield	0	0
Fixed Income	0	0

b.	Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The following Funds had certain portfolio trades directed to various brokers who paid a portion of such Fund’s expenses. For the six months ended June 30, 2008, under these arrangements, the amount by which the Funds’ expenses were reduced and the impact on the expense ratios were: Mid-Cap - $17,244 or 0.06%, and Balanced - $1,537 or 0.02%.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the six months ended June 30, 2008, the custodian expense was reduced as follows: Mid-Cap - $28, Balanced - $0, High Yield - $2, and Fixed Income - $3.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the six months ended June 30, 2008, overdraft fees for Mid-Cap, Balanced, High Yield, and Fixed Income equaled $2,111, $946, $8,547, and $0, respectively.

The Trust also has a balance credit arrangement with its Transfer Agent, PNC Global Investment Servicing (U.S.) Inc., whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the six months ended June 30, 2008, the transfer agent expense was reduced as follows: Mid-Cap - $161, Balanced - $50, High Yield - $103, and Fixed Income - $351. The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments each Fund may have made in the JPMorgan Liquid Assets Portfolio – Capital Shares. For the six months ended June 30, 2008, the management fee was reduced as follows: Mid-Cap - $0, Balanced - $0, High Yield - $220, Fixed Income - $734.

d.	Dividends and Distributions

Dividends resulting from net investment, if any, normally will be declared and paid annually for the Mid-Cap Fund, monthly for the Fixed Income and High Yield Funds, and quarterly for the Balanced Fund. Distributions of capital gains, if any, will be made on an annual basis and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, equalization accounting for tax purposes, foreign currency and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in-capital.

Notes to Financial Statements (continued)

e.	Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

f.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date.

Dividends and distributions to shareholders are recorded on the ex-dividend date. For the six months ended June 30, 2008 and the year ended December 31, 2007, the capital stock transactions in the Funds by class were:

	Mid-Cap				Balanced
	2008		2007		2008		2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class A:
Proceeds from sales	76,275	$990,174	174,624	$2,677,409	72,570	$921,058	56,145	$732,763
Reinvestment of distributions	—	—	17,545	245,106	1,094	13,739	1,923	25,329
Cost of shares repurchased	(95,844)	(1,252,167)	(347,741)	(5,297,263)	(17,422)	(221,126)	(50,851)	(680,836)

Net Increase (Decrease) - Class A	(19,569)	($261,993)	(155,572)	($2,374,748)	56,242	$713,671	7,217	$77,256

Class B:
Proceeds from sales	903	$10,600	33,150	$458,765	12,270	$153,682	9,773	$125,376
Reinvestment of distributions	—	—	13,109	171,594	664	8,207	1,954	25,272
Cost of shares repurchased	(140,181)	(1,689,707)	(318,832)	(4,596,519)	(134,366)	(1,679,001)	(217,938)	(2,810,029)

Net Decrease - Class B	(139,278)	($1,679,107)	(272,573)	($3,966,160)	(121,432)	($1,517,112)	(206,211)	($2,659,381)

Class C:
Proceeds from sales	7,119	$86,462	50,160	$688,679	14,176	$181,403	9,119	$119,367
Reinvestment of distributions	—	—	10,655	139,371	380	4,737	730	9,536
Cost of shares repurchased	(108,500)	(1,293,045)	(235,928)	(3,427,065)	(33,189)	(419,794)	(54,020)	(705,519)

Net Decrease - Class C	(101,381)	($1,206,583)	(175,113)	($2,599,015)	(18,633)	($233,654)	(44,171)	($576,616)

Institutional Class:
Proceeds from sales	125,766	$1,698,878	290,909	$4,724,523	34,374	$437,703	96,331	$1,271,270
Reinvestment of distributions	—	—	248,099	3,656,985	6,281	79,545	13,330	176,809
Cost of shares repurchased	(770,583)	(10,384,298)	(634,275)	(10,231,560)	(47,302)	(603,788)	(118,166)	(1,571,856)

Net Decrease - Institutional Class	(644,817)	($8,685,420)	(95,267)	($1,850,052)	(6,647)	($86,540)	(8,505)	($123,777)

Notes to Financial Statements (continued)

	High Yield				Fixed Income
	2008		2007		2008		2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Class A:
Proceeds from sales	1,889,335	$15,291,991	2,321,944	$19,882,916	1,859,062	$19,516,787	1,696,074	$17,826,303
Reinvestment of distributions	90,897	724,522	181,714	1,545,504	42,212	439,742	48,605	506,986
Cost of shares repurchased	(2,009,796)	(16,255,609)	(2,693,687)	(23,063,355)	(447,480)	(4,694,569)	(572,203)	(6,036,138)

Net Increase (Decrease)- Class A	(29,564)	($239,096)	(190,029)	($1,634,935)	1,453,794	$15,261,960	1,172,476	$12,297,151

Class B:
Proceeds from sales	6,774	$53,242	26,725	$227,385	137,621	$1,429,805	63,279	$660,314
Reinvestment of distributions	8,039	63,393	11,860	99,730	6,530	67,584	13,190	137,318
Cost of shares repurchased	(162,080)	(1,282,189)	(677,011)	(5,779,918)	(164,685)	(1,705,918)	(463,226)	(4,837,057)

Net Decrease - Class B	(147,267)	($1,165,554)	(638,426)	($5,452,803)	(20,534)	($208,529)	(386,757)	($4,039,425)

Class C:
Proceeds from sales	48,830	$384,561	104,832	$881,044	1,551,709	$16,272,170	1,884,490	$19,847,157
Reinvestment of distributions	9,040	71,073	13,456	112,711	33,184	345,418	33,978	354,851
Cost of shares repurchased	(68,919)	(540,521)	(253,818)	(2,137,953)	(317,190)	(3,328,302)	(332,155)	(3,488,168)

Net Increase (Decrease) - Class C	(11,049)	($84,887)	(135,530)	($1,144,198)	1,267,703	$13,289,286	1,586,313	$16,713,840

Institutional Class:
Proceeds from sales	129,677	$1,047,300	237,475	$2,055,697	514,641	$5,436,285	1,377,200	$14,490,100
Reinvestment of distributions	12,861	103,298	27,420	235,265	74,719	782,212	130,502	1,373,072
Cost of shares repurchased	(171,524)	(1,377,660)	(662,798)	(5,768,965)	(537,554)	(5,691,541)	(793,501)	(8,398,180)

Net Increase (Decrease) - Institutional Class	(28,986)	($227,062)	(397,903)	($3,478,003)	51,806	$526,956	714,201	$7,464,992

At June 30, 2008, certain unaffiliated shareholders, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the following Funds:

	Class A	Class B	Class C	Inst. Class
Mid-Cap	1 owns 43%	1 owns 59%	1 owns 78%	2 own 96%
Balanced	3 own 65%	1 owns 61%	1 owns 77%	1 owns 94%
High Yield	1 owns 64%	2 own 60%	2 own 61%	3 own 84%
Fixed Income	2 own 60%	1 owns 54%	2 own 69%	3 own 77%

g.	Capital Loss Carryovers

As of June 30, 2008, the following Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

	Capital Loss Carryover Amount	Expires Dec. 31,
Balanced	$1,179,034	2008
	$13,683,503	2009
	$1,575,061	2010
High Yield	$6,618,233	2008
	$6,767,059	2009
Fixed Income	$2,814,977	2009

h.	Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the

Notes to Financial Statements (continued)

respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

In addition, the Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which Managers Investment Group LLC (the “Investment Manager”), an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), provides or oversees investment management services to the Funds. The Investment Manager selects subadvisors for each Fund (subject to Trustee approval), allocates assets among subadvisors and monitors the subadvisors’ investment programs and results. Each Fund’s investment portfolio is managed by a portfolio manager who serves pursuant to Subadvisory Agreements with the Investment Manager.

Investment management fees are paid directly by each Fund to the Investment Manager based on average daily net assets. The annual investment management fee rates, as a percentage of average daily net assets for the six months ended June 30, 2008, were as follows:

Investment Management Fee
Mid-Cap	0.70%
Balanced	0.70%
High Yield	0.70%
Fixed Income	0.45%

The Investment Manager has contractually agreed, through at least May 1, 2009 to waive fees and pay or reimburse expenses to the extent that the total operating expenses (exclusive of brokerage costs, interest, taxes, acquired fund fees and extraordinary expenses) exceed the following percentages of each Fund’s average daily net assets.

	Class A	Class B	Class C	Institutional Class
Mid-Cap	1.24%	1.99%	1.99%	0.99	%*
Balanced	1.25%	2.00%	2.00%	1.00%
High Yield	1.15%	1.90%	1.90%	0.90%
Fixed Income	0.84%	1.59%	1.59%	0.59	%*

*	Rate change effective May 1, 2007. Prior to this date the expense caps for Institutional Class shares were 1.00% and 0.49% for Mid-Cap and Fixed Income, respectively.

Each Fund may be obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such year to exceed the above percentages, based on the Fund’s average daily net assets.

For the six months ended June 30, 2008, the cumulative amount of expense reimbursement by the Investment Manager subject to the repayment by Mid-Cap, Balanced, High Yield and Fixed Income equaled $330,201, $349,143, $534,947 and $730,496, respectively. Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses exclude the impact of expense reimbursements and expense offsets such as brokerage recapture credits but includes non-reimbursable expenses such as interest and taxes, if any.

The Funds have entered into an Administration and Shareholder Servicing Agreement under which Managers Investment Group LLC serves as each Fund’s administrator (the “Administrator”) and is responsible for all aspects of managing the Funds’ operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds’ shareholders.

During the six months ended June 30, 2008, each of the Funds paid an Administration fee at the rate of 0.20% per annum of the Fund’s average daily net assets.

Prior to July 1, 2007, the aggregate annual retainer paid to each Independent Trustee was $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. Effective July 1, 2007, the aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. (Prior to July 1, 2007, the Independent Chairman received an additional payment of $10,000 per year). The Chairman of the Audit Committee receives an additional payment of $5,000 per year. (Prior to July 1, 2007, the Chairman of the Audit Committee received an additional payment of $2,000 per year). The “Trustees fees and expenses” shown in the financial statements represents the Fund’s allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (the “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with MDI. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or MDI.

The Funds have adopted distribution and service plans with respect to the Class A, Class B and Class C shares of each Fund (the “Plans”), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the

Notes to Financial Statements (continued)

FINRA regarding asset-based sales charges. Pursuant to the Plans, each Fund may compensate MDI for its expenditures in financing any activity primarily intended to result in the sale of each such class of Fund shares and for maintenance and personal service provided to existing shareholders of that class. The Plans authorize payments to MDI up to 0.25%, 1.00% and 1.00% annually of each Fund’s average daily net assets attributable to its Class A, Class B and Class C shares, respectively.

The Plans further provide for periodic payments by MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Class A, Class B or Class C shares of a Fund for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of Fund shares of that class owned by clients of such broker, dealer or financial intermediary.

The following summarizes the total fees incurred under the plans for Class A, Class B and Class C shares for the six months ended June 30, 2008:

Amount
Mid-Cap	$72,374
Balanced	47,571
High Yield	89,172
Fixed Income	276,143

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the six months ended June 30, 2008, were as follows:

	Long-Term Securities		U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
Mid-Cap	$31,959,620	$45,139,688	n/a	n/a
Balanced	4,355,503	4,893,383	$5,688,924	$6,076,012
High Yield	10,365,935	8,623,206	n/a	n/a
Fixed Income	33,469,442	2,814,972	3,847,239	6,104,338

4.	Portfolio Securities Loaned

The Funds may participate in a securities lending program offered by BNYM providing for the lending of equities, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned is accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNYM. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund loaning the security, according to agreed-upon rates.

5.	Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

6.	Risks Associated with Collateralized Mortgage Obligations (“CMOs”) (Balanced and Fixed Income)

The net asset value of Funds may be sensitive to interest rate fluctuations because the Funds may hold several instruments, including CMOs and other derivatives, whose values can be significantly impacted by interest rate movements. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holder of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, the investment in CMOs may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs may have a fixed or variable rate of interest.

7.	Risks Associated with High Yield Securities (High Yield)

Investing in high yield securities involves greater risks and considerations not typically associated with U.S. Government and other high quality/investment grade securities. High Yield securities are generally below investment grade securities and do not have an established retail secondary market. Economic downturns may disrupt the high yield market and impair the issuer’s ability to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations and could cause the securities to become less liquid.

8.	New Accounting Pronouncement

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109 (“FIN 48”).” FIN 48 applies to all registered investment companies and establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Investment Manager has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004-2007) and has concluded that as of June 30, 2008, no provision for income tax is required in the Funds’ financial statements. Additionally, the Investment Manager is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, the Investment Manager’s conclusion regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and ongoing analysis of tax laws, regulations, and interpretations thereof.

Annual Renewal of Investment Advisory Agreements (unaudited)

On June 6, 2008, the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for each of the Funds identified below and the Subadvisory Agreement for each Fund Subadvisor. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and each Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (each a “Peer Group”), performance information for relevant benchmark indices (each a “Fund Benchmark”) and other information regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisors under their respective agreements. The Trustees also took into account information on the services provided by the Investment Manager and each Subadvisor (including information provided at meetings held on May 15-16 and June 5-6, 2008), as well as performance, fee and expense information regarding each Fund provided to them on a quarterly basis throughout the year. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and the Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager relating to the performance of its duties with respect to the Funds and the Trustees’ familiarity with the Investment Manager’s management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the search, selection and monitoring services performed by the Investment Manager in overseeing the portfolio management responsibilities of the Subadvisors; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance programs. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and to maintain contractual expense limitations for the Funds.

For each Fund, the Trustees also reviewed information relating to each Subadvisor’s operations and personnel and the investment philosophy, strategies and techniques (for each Subadvisor, its “Investment Strategy”) used in managing the Fund or the portion of the Fund for which the Subadvisor has portfolio management responsibility. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding each Subadvisor’s organizational and management structure and each Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individual or individuals at each Subadvisor with portfolio management responsibility for the portion of the Fund managed by the Subadvisor, including the information set forth in the Fund’s prospectus and statement of additional information. With respect to those Funds managed with multiple Subadvisors, the Trustees also noted information provided by the Investment Manager regarding the manner in which each Subadvisor’s Investment Strategy complements those utilized by a Fund’s other Subadvisors. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by each Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance programs. The Trustees also took into account the financial condition of each Subadvisor with respect to its ability to provide the services required under its Subadvisory Agreement.

Performance.

As noted above, the Board considered each Fund’s performance during relevant time periods as compared to the Fund’s Peer Group and noted that the Board reviews on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and Investment Strategies, including with respect to the portion of the Fund managed by each Subadvisor. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadvisor. The Board also noted each Subadvisor’s performance record with respect to the Fund. The Board was mindful of the Investment Manager’s attention to monitoring each Subadvisor’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

Advisory Fees and Profitability.

In considering the reasonableness of the advisory fee charged by the Investment Manager for managing each Fund, the Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by the Fund’s Subadvisors and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees concluded that, in light of the additional high quality supervisory services provided by the Investment Manager and the fact that the subadvisory fees are paid out of the advisory fee, the advisory fee payable by each Fund to the Investment Manager can reasonably be expected to exceed the median advisory fee for the Peer Group, which consists of many funds that do not operate with a manager-of-managers structure. In this regard, the Trustees also noted that the Investment Manager has undertaken to maintain expense limitations for the Funds.

Annual Renewal of Investment Advisory Agreements (continued)

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees also reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect, received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the Managers Family of Funds, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also noted the current asset levels of each Fund and the willingness of the Investment Manager to waive fees and pay expenses for certain of the Funds from time to time as a means of limiting the total expenses of the smaller Funds. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Trustees also considered the current asset levels of the Funds and the impact on profitability of growth of assets of the Funds. The Board took into account management’s discussion of the current advisory fee structure. In this regard, the Trustees noted that, unlike a mutual fund that is managed by a single investment adviser, the Funds operate in a manager-of-managers structure and, as a Fund grows in size, it is common practice for the Investment Manager to recommend the selection of an additional Subadvisor to manage a portion of the Fund’s portfolio. The Trustees further noted that, because of this practice, the Investment Manager’s oversight and supervisory responsibilities with respect to the Funds can be expected to increase with the size of the Funds. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. With respect to economies of scale, the Trustees also noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

Subadvisory Fees and Profitability.

In considering the reasonableness of the fee payable by the Investment Manager to each Subadvisor (other than Chicago Equity Partners, LLC (“CEP”), which is an affiliate of the Investment Manager), the Trustees relied on the ability of the Investment Manager to negotiate the terms of the Subadvisory Agreement at arm’s length as part of the manager-of-managers structure, noting that the Investment Manager is not affiliated with the Subadvisors (other than CEP). In addition, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. Accordingly, the cost of services to be provided by each unaffiliated Subadvisor and the profitability to the Subadvisor of its relationship with a Fund were not material factors in the Trustees’ deliberations. For similar reasons, and based on the current size of the portion of a Fund managed by each Subadvisor, the Trustees concluded that the effect of any economies of scale being realized by each unaffiliated Subadvisor was not a material factor in the Trustees’ deliberations at this time.

In considering the reasonableness of the fees payable by the Investment Manager to CEP, the Trustees noted that CEP is an affiliate of the Investment Manager and reviewed information provided by CEP regarding the cost to CEP of providing subadvisory services to a Fund and the resulting profitability from such relationship. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. Accordingly, the cost of services to be provided by CEP and the profitability to CEP of its relationship with a Fund were not material factors in the Trustees’ deliberations. For similar reasons, and based on the current size of the portion of a Fund managed by CEP, the Trustees concluded that the effect of any economies of scale being realized by CEP was not a material factor in the Trustees’ deliberations at this time.

In addition to the foregoing, the Trustees considered the specific factors and related conclusions set forth below with respect to each Fund and each Subadvisor.

MANAGERS AMG CHICAGO EQUITY PARTNERS BALANCED FUND

Fund Performance.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class A shares for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2008 was above the median performance of the Peer Group for each period and below, below, above and above, respectively, the performance of the Fund Benchmark, a Composite Index (60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index). The Trustees concluded that the Fund’s performance has been satisfactory.

Advisory Fees.

The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2008 were both higher than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through May 1, 2009, to limit the Fund’s net annual operating expenses to 1.25%, 2.00%, 2.00% and 1.00% for Class A shares, Class B shares, Class C shares and Institutional Class shares, respectively. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the Fund’s performance, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

MANAGERS FIXED INCOME FUND

Fund Performance.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class A shares for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2008 was below, above, above and above, respectively, the median performance of the Peer Group and below, above, above and below, respectively, the performance of the Fund Benchmark, the Lehman Brothers Aggregate Bond Index. The Board also noted management’s discussion of the Fund’s more recent performance. The Trustees concluded that the Fund’s performance has been satisfactory.

Advisory Fees.

The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2008 were both higher than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through May 1, 2009, to limit the Fund’s net

Annual Renewal of Investment Advisory Agreements (continued)

annual operating expenses to 0.84%, 1.59%, 1.59% and 0.59% for Class A shares, Class B shares, Class C shares and Institutional Class shares, respectively. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the Fund’s performance, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

MANAGERS AMG CHICAGO EQUITY PARTNERS MID-CAP FUND

Fund Performance.

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class A shares for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2008 was below, below, below and above, respectively, the median performance of the Peer Group and below the performance of the Fund Benchmark, the S&P MidCap 400 Index, for each period. The Board took into account management’s discussion of the Fund’s performance. The Trustees noted that the Fund’s 10-year performance has exceeded the median of its Peer Group, which has resulted in the Fund performing within the top quartile of its Peer Group (Institutional Class Shares) since inception of the Fund (January 2, 1997) through the period ended March 31, 2008. The Trustees concluded that the Fund’s performance has been satisfactory in light of all factors considered.

Advisory Fees.

The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2008 were both lower than the average for the Peer Group. The Trustees also took into account the fact that the Investment Manager has contractually agreed, through May 1, 2009, to limit the Fund’s net annual operating expenses to 1.24%, 1.99%, 1.99% and 0.99% for Class A shares, Class B shares, Class C shares and Institutional Class shares, respectively. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the Fund’s performance, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

MANAGERS HIGH YIELD FUND

Fund Performance.

The Trustees noted that the Fund’s performance for Class A shares for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2008 was above the median performance of the Peer Group for each period and above, below, below and above, respectively, the performance of the Fund Benchmark, the Lehman Brothers U.S. Corporate High Yield Index. The Trustees concluded that the Fund’s performance has been satisfactory.

Advisory Fees.

The Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2008 were both higher than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through May 1, 2009, to limit the Fund’s net annual operating expenses to 1.15%, 1.90%, 1.90% and 0.90% for Class A shares, Class B shares, Class C shares and Institutional Class shares, respectively. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the foregoing expense limitation and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

*    *    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions regarding the Investment Management Agreement and each Subadvisory Agreement, in addition to those conclusions discussed above: (a) the Investment Manager and each Subadvisor have demonstrated that they possess the capability and resources to perform the duties required of them under the Investment Management Agreement and the applicable Subadvisory Agreement; (b) each Subadvisor’s Investment Strategy is appropriate for pursuing the applicable Fund’s investment objectives; (c) each Subadvisor is reasonably likely to execute its Investment Strategy consistently over time; and (d) the Investment Manager and each Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Investment Management Agreement and each Subadvisory Agreement (as applicable) would be in the best interests of each Fund and its shareholders. Accordingly, on June 6, 2008, the Trustees, including a majority of the Independent Trustees, voted to approve the Investment Management Agreement and the Subadvisory Agreements (as applicable) for each Fund.

THIS PAGE INTENTIONALLY LEFT BLANK

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Investment Manager and Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

Trustees

Jack W. Aber

William E. Chapman, II

Nathaniel Dalton

Edward J. Kaier

Steven J. Paggioli

Eric Rakowski

Thomas R. Schneeweis

John H. Streur

For Managers Choice Only

Managers

c/o PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 61204

King of Prussia, Pennsylvania 19406-0851

(800) 358-7668

MANAGERS AND MANAGERS AMG EQUITY FUNDS

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

ESSEX GROWTH

ESSEX LARGE CAP GROWTH

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

OFI Institutional Asset Management, Inc.

Next Century Growth Investors LLC

INTERNATIONAL EQUITY

AllianceBernstein L.P.

Lazard Asset Management, LLC

Wellington Management Company, LLP

CHICAGO EQUITY PARTNERS

MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

SKYLINE SPECIAL EQUITIES PORTFOLIO

Skyline Asset Management, L.P.

SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

SMALL COMPANY

Epoch Investment Partners, Inc.

Kalmar Investment Advisers

SPECIAL EQUITY

Donald Smith & Co., Inc.

Lord, Abbett & Co. LLC

Skyline Asset Management, L.P.

Smith Asset Management Group, L.P.

Veredus Asset Management LLC

Westport Asset Management, Inc.

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

VALUE

Armstrong Shaw Associates Inc.

Osprey Partners Investment Management, LLC

MANAGERS AND MANAGERS AMG BALANCED FUNDS

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

GLOBAL

AllianceBernstein L.P.

First Quadrant, L.P.

Wellington Management Company, LLP

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

First Quadrant, L.P.

MANAGERS FIXED INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Co., L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Evergreen Investment Management Co., LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET

JPMorgan Investment Advisors Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

SEMI-ANNUAL REPORT

Managers Trust II Funds

June 30, 2008

Managers Short Duration Government Fund

Managers Intermediate Duration Government Fund

SAROO5-0608

Managers Short Duration Government Fund

Managers Intermediate Duration Government Fund

Semi-Annual Report – June 30, 2008 (unaudited)

Page
LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUND’S EXPENSES	3

FUND PERFORMANCE	4

FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

Managers Short Duration Government Fund	5

Managers Intermediate Duration Government Fund	10

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	14

FINANCIAL STATEMENTS

Statements of Assets and Liabilities	15
Funds’ balance sheets, net asset value (NAV) per share computation and cumulative undistributed amounts

Statements of Operations	16
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the fiscal period

Statements of Changes in Net Assets	17
Detail of changes in Fund assets for the past fiscal periods

FINANCIAL HIGHLIGHTS	18
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	20
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENTS	27

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or Managers AMG Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Fellow Shareholder:

As you are undoubtedly aware, the financial markets were under significant pressure during a majority of the six-month period ending June 30, 2008 (the “period”). The period began with the major U.S. equity markets seeing their worst returns in 5 1/2 years during the first quarter, largely driven by investor concerns over the economic impact of a decline in U.S. home values and the related devaluation of the mortgage-securities market. After the Federal Reserve’s mid-March establishment of the credit facility to extend overnight funds to primary dealers and the bail out of Bear Stearns, the second quarter started with many investors believing that the worst of the credit crunch was over, that economic growth would begin to bounce back later in the year, and that stock prices, in anticipation of future growth, would advance. That’s actually how it played out – until mid-to-late May, that is. Stocks, unfortunately, then sold off during the remainder of the quarter as investors’ concerns over surging energy and food prices, continued fallout from the credit crisis, slow economic growth, and declining corporate profits took center stage. Time will tell if the concerns are completely justified. In the short term, however, the pain in the financial markets has been all too real.

The resulting impact on equities was widespread. For the period, the Russell 1000® (large cap), Russell 2000® (small cap), and the Russell 3000® (all cap) Indices returned -11.2%, -9.4% and -11.1%, respectively. Even with the benefit of currencies that were strong relative to the U.S. Dollar for the period, foreign stock markets offered little help in the way of diversification. For the period, the MSCI EAFE Index returned -11.0% (U.S. Dollars), while the MSCI Emerging Markets Index declined by -11.8%.

While many of the media headlines took a negative tone and emphasized inflation, the “housing crisis” and the losses in the stock market, various portions of the bond market provided positive returns. Interest rates fell (and bond prices rose) across the yield curve, although the interest rate declines were most pronounced on the shorter end of the curve. Meanwhile, for the period in aggregate, demand for higher-quality, lower-risk bonds like U.S. Treasuries increased, while investors sold higher-risk, lower-quality bonds in an effort to curtail risk. For the period, the Lehman Brothers U.S. Aggregate Index and the Lehman Brothers Global Aggregate Index returned 1.1% and 3.5% (U.S. Dollars), respectively. Meanwhile, the Citigroup Mortgage Index advanced 1.9%.

Against this backdrop, the Managers Short Duration Government Fund and the Managers Intermediate Duration Government Fund (each a “Fund,” and collectively the “Funds”) advanced, as detailed below:

Periods Ended 06/30/08	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Short Duration Government Fund	1.10%	3.61%	4.02%	3.27%	4.06%	4.64%	3/31/1992
Merrill Lynch Six-Month T-Bill Index	1.62%	4.62%	4.60%	3.38%	3.88%	4.28%	3/31/1992
Intermediate Duration Government Fund	0.03%	5.66%	3.67%	3.59%	5.04%	6.33%	3/31/1992
Citigroup Mortgage Index	1.86%	8.05%	4.85%	4.60%	5.80%	6.49%	3/31/1992

Note: Returns greater than one year are annualized.

For the six-month period ended June 30, 2008, the Managers Short Duration Government Fund (the “Short Duration Fund”) returned 1.10%, underperforming its benchmark, the Merrill Lynch Six-Month U.S. Treasury Bill Index, which returned 1.62%. Despite the shortfall relative to the benchmark, the Fund performed well relative to its peers during the period. The Fund has also fared very well versus its peers over the past one-, three-, five-, and ten-year periods, ended June 30, 2008.

During the period, the Fund’s underperformance relative to the benchmark was driven mostly by first-quarter results, when returns were hindered primarily by the Fund’s exposure to agency mortgages, which underperformed Treasuries significantly during the quarter. Agency mortgages did, however, manage to outpace sectors with higher credit risks during that same period. The large exposure to agency mortgages in the Fund is consistent with the investment process used by the team at Smith Breeden Associates, Inc. (“Smith Breeden”), the Fund’s subadvisor, to manage this Portfolio. Partially

1

Letter to Shareholders (continued)

offsetting the lower results generated by the agency mortgages was the Fund’s yield-curve positioning, which benefitted results primarily during the first quarter when short-term rates fell and the yield curve steepened.

For the six-month period ended June 30, 2008, the Managers Intermediate Duration Government Fund (the “Intermediate Duration Fund”) returned 0.03%, underperforming its benchmark, the Citigroup Mortgage Index, which returned 1.86%. Despite falling short of the benchmark during the period, the Fund has still generated solid results over the past three-, five-, and ten-year time periods relative to its peers.

Similar to the performance of the Short Duration Fund, the Intermediate Duration Fund’s underperformance relative to the benchmark was driven mostly by its results in the first quarter. The primary driver of the shortfall was the Fund’s exposure to agency mortgages, which, as noted above, underperformed Treasuries significantly during the first quarter. Agency mortgages did, however, manage to outpace sectors with higher credit risk during that same period. Partially offsetting the lower returns of the agency mortgages, and once again consistent with the Short Duration Fund, was the Intermediation Duration Fund’s yield-curve positioning, which modestly augmented results, especially during the first quarter.

Looking ahead, Smith Breeden is optimistic about the mortgage-backed securities market, as management believes that current economic conditions will prevent the Federal Reserve from raising interest rates in the near term, which should benefit returns in both Funds. Further, Smith Breeden believes that mortgage spreads, which are at levels not seen since the demise of Long Term Capital Management in 1998, are unjustifiably wide and will tighten as these markets settle down.

The following report covers the six-month period ended June 30, 2008. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for either of these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Sincerely,

John H. Streur Senior Managing Partner Managers Investment Group LLC

2

About Your Fund’s Expenses (unaudited)

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your on-going costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended June 30, 2008	Expense Ratio for the Period	Beginning Account Value 1/1/2008	Ending Account Value 6/30/2008	Expenses Paid During the Period*
Short Duration Government Fund
Based on Actual Fund Return	0.82%	$1,000	$1,011	$4.10
Based on Hypothetical 5% Annual Return	0.82%	$1,000	$1,021	$4.12
Intermediate Duration Government Fund
Based on Actual Fund Return	0.89%	$1,000	$1,000	$4.43
Based on Hypothetical 5% Annual Return	0.89%	$1,000	$1,020	$4.47

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

3

Fund Performance

All periods ended June 30, 2008 (unaudited)

	Average Annual Total Returns*
	Six Months	One Year	Five Years	Ten Years	Inception Date
Short Duration Government Fund	1.10%	3.61%	3.27%	4.06%	3/31/1992
Merrill Lynch Six-Month T-Bill Index	1.62%	4.62%	3.38%	3.88%
Intermediate Duration Government Fund	0.03%	5.66%	3.59%	5.04%	3/31/1992
Citigroup Mortgage Index	1.86%	8.05%	4.60%	5.80%

*	Performance based on published NAV as of 6/30/08.

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call 800.835.3879 or visit our Web site at www.managersinvest.com.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses. All returns are in U.S. dollars($). Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.

Fixed-income funds are subject to the risks associated with investments in debt securities, such as default risk, fluctuations in the debtor’s perceived ability to pay its creditors, and changing interest rate risk. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.

The Funds’ may use derivative instruments for hedging purposes or as part of its investment strategy. There is also a risk that a derivative intended as a hedge may not perform as expected. The main risk with derivatives is that some types can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative or that the counterparty may fail to honor its contract terms, causing a loss for the Fund. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a fund could not close out a position when it would be most advantageous to do so.

Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

Investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call 800.835.3879 or visit www.managersinvest. com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

The Merrill Lynch Six-Month T-Bill Index is an unmanaged index that measures returns of six-month Treasury Bills. Unlike the Short Duration Government Fund, the Merrill Lynch Six-Month T-Bill Index is unmanaged, is not available for investment, and does not incur expenses.

The Citigroup Mortgage Index includes all outstanding government sponsored fixed-rate mortgage-backed securities, weighted in proportion to their current market capitalization. The Index reflects no deductions for fees, expenses, or taxes. Unlike the Intermediate Duration Government Fund, the Citigroup Mortgage Index is unmanaged, is not available for investment, and does not incur expenses.

Not FDIC insured, nor bank guaranteed. May lose value.

4

Managers Short Duration Government Fund

Fund Snapshots

June 30, 2008 (unaudited)

Portfolio Breakdown

Portfolio Breakdown	Short Duration Government Fund**
U.S Government Agency Obligations	115.3%
Mortgage-Backed Securities	10.6%
Asset-Backed Securities	1.3%
Other Assets and Liabilities	(27.2)%

Top Ten Holdings

Top Ten Holdings	Percentage of Net Assets
FNMA, 6.000%, TBA	9.2%
FNMA, 5.500%, TBA	8.1
FHLMC Gold Pool, 6.000%, TBA	5.7
FHLMC, 5.934%, 02/01/37*	4.9
FHLMC Gold Pool, 6.000%, 03/01/23	4.4
FNMA, 5.000%, TBA	3.4
FHLMC Gold Pool, 2.721%, 06/15/35*	3.1
GMAC Commercial Mortgage Securities, Inc., Series 2000-C1, Class A2, 7.724%, 03/15/33*	3.1
FNMA, 6.000%, TBA	2.6
FNMA Whole Loan, Series 2005-W2, Class A1, 2.683%, 05/25/35*	2.4

Top Ten as a Group	46.9%

*	Top Ten Holding at December 31, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

5

Managers Short Duration Government Fund

Schedule of Portfolio Investments

June 30, 2008 (unaudited)

Security Description	Principal Amount	Value
U.S. Government and Agency Obligations - 115.3%[1]
Federal Home Loan Mortgage Corporation - 44.5%
FHLMC, 3.808%, 05/01/34, (06/01/09) [2,7]	$497,121	$497,448
FHLMC, 3.964%, 10/01/33, (10/01/08) [2,7]	3,892,486	3,930,211
FHLMC, 4.184%, 07/01/34, (02/01/09) [2,7]	833,727	837,260
FHLMC, 4.677%, 03/01/38, (04/01/13) [2]	1,990,162	1,966,952
FHLMC, 4.898%, 12/01/35, (10/01/10) [2]	1,888,252	1,906,306
FHLMC, 5.934%, 02/01/37, (02/01/12) [2,7]	11,290,092	11,500,278
FHLMC Gold Pool, 2.721%, 06/15/35, (07/15/08) [2,7]	7,480,845	7,352,305
FHLMC Gold Pool, 3.750%, 11/15/25 [7]	4,096,023	4,086,346
FHLMC Gold Pool, 4.000%, 09/15/15 to 12/01/20 [7]	5,322,447	5,072,675
FHLMC Gold Pool, 5.000%, 05/01/18 to 06/15/27 [7]	13,748,103	13,824,912
FHLMC Gold Pool, 5.500%, 11/01/17 to 09/01/19 [7]	2,076,569	2,103,987
FHLMC Gold Pool, 6.000%, 09/01/17 to 09/01/37 [7]	31,028,252	31,779,953
FHLMC Gold Pool, 6.000%, TBA	13,000,000	13,304,694
FHLMC Gold Pool, 6.500%, TBA	3,000,000	3,091,875
FHLMC Gold Pool, 7.500%, 04/01/15 to 03/01/33	1,798,829	1,923,142
FHLMC Gold Pool, 8.500%, 12/01/25 [7]	90,885	100,478
FHLMC Structured Pass Through Securities, Series T-58, Class 1A3, 4.391%, 11/25/38	125,214	125,034
FHLMC Structured Pass Through Securities, Series T-42, Class A5, 7.500%, 02/25/42	146,232	156,240
FHLMC Structured Pass Through Securities, Series T-51, Class 2A, 7.500%, 08/25/42 [9]	239,536	253,160
Total Federal Home Loan Mortgage Corporation		103,813,256
Federal National Mortgage Association - 59.7%
FNMA, 2.803%, 11/25/30, (07/25/08) [2,7]	3,044,497	2,997,235
FNMA, 2.882%, 03/25/35, (07/25/08) [2,7]	3,279,759	3,132,835
FNMA, 3.779%, 06/01/34, (06/01/09) [2]	3,100,974	3,106,757
FNMA, 4.277%, 06/01/34, (04/01/09) [2,7]	3,817,500	3,852,292
FNMA, 4.396%, 08/01/34, (02/01/09) [2]	1,479,704	1,482,215
FNMA, 4.425%, 08/01/34, (04/01/09) [2]	1,920,881	1,935,556
FNMA, 5.000%, 07/01/18 to 03/25/24 [7]	3,396,244	3,398,840
FNMA, 5.000%, TBA	8,000,000	7,910,000
FNMA, 5.310%, 06/01/37, (05/01/10) [2]	1,769,056	1,796,726
FNMA, 5.341%, 08/01/36, (05/01/11) [2]	1,371,311	1,397,556
FNMA, 5.356%, 02/01/37, (12/01/09) [2]	2,306,307	2,349,945
FNMA, 5.485%, 05/01/36, (05/01/11) [2]	842,917	857,347
FNMA, 5.500%, 11/01/18 to 01/01/21 [7]	3,087,908	3,114,623
FNMA, 5.500%, TBA	18,750,000	18,873,038
FNMA, 5.631%, 10/01/36, (04/01/11) [2]	3,502,806	3,567,408
FNMA, 5.730%, 11/01/08	259,789	259,170
FNMA, 5.771%, 01/01/37, (01/01/12) [2,7]	4,247,988	4,344,736
FNMA, 5.889%, 09/01/37, (08/01/12) [2]	1,860,447	1,893,262
FNMA, 5.892%, 09/01/37, (09/01/12) [2]	1,947,075	1,979,529
FNMA, 6.000%, 03/01/17 to 09/01/22 [7]	6,227,286	6,392,214
FNMA, 6.000%, TBA	27,000,000	27,577,500

The accompanying notes are an integral part of these financial statements.

6

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Federal National Mortgage Association - 59.7% (continued)
FNMA, 6.010%, 12/01/08 [7]	$4,242,864	$4,232,702
FNMA, 6.032%, 11/01/37, (10/01/12) [2]	2,784,249	2,838,628
FNMA, 6.040%, 10/01/08 [7]	1,090,498	1,087,949
FNMA, 6.500%, 04/01/17 [7]	840,994	877,332
FNMA, 6.500%, TBA	5,000,000	5,146,875
FNMA, 6.516%, 01/01/33, (12/01/08) [2]	126,128	127,486
FNMA, 6.740%, 06/01/09	887,557	904,348
FNMA, 6.831%, 09/01/33, (09/01/08) [2,7]	784,945	787,546
FNMA, 7.000%, 09/01/14	1,389,045	1,457,436
FNMA, 7.500%, 08/01/33 to 09/01/33	312,134	329,687
FNMA, Series 2008-22, Class KA, 5.500%, 06/25/21	1,030,457	1,041,100
FNMA, Series 2002-33, Class A2, 7.500%, 06/25/32	146,683	157,035
FNMA Grantor Trust, Series 2002-T5, Class A1, 2.723%, 05/25/32, (07/25/08) [2]	686,259	624,454
FNMA Grantor Trust Pass Through, Series 2004-T1, Class 1A2, 6.500%, 01/25/44	940,361	980,230
FNMA Whole Loan, Series 2005-W2, Class A1, 2.683%, 05/25/35, (07/25/08) [2,7]	5,973,326	5,644,819
FNMA Whole Loan, Series 2003-W8, Class 3F1, 2.882%, 05/25/42, (07/25/08) [2,7]	2,336,178	2,270,329
FNMA Whole Loan, Series 2004-W14, Class 1AF, 2.882%, 07/25/44, (07/25/08) [2,7]	4,730,439	4,735,054
FNMA Whole Loan, Series 2004-W5, Class F1, 2.933%, 02/25/47, (07/25/08) [2]	1,152,819	1,151,227
FNMA Whole Loan, Series 2002-W1, Class 2A, 7.500%, 02/25/42 [7,9]	703,416	739,604
FNMA Whole Loan, Series 2002-W6, Class 2A, 7.500%, 06/25/42	604,335	645,717
FNMA Whole Loan, Series 2003-W4, Class 4A, 7.500%, 10/25/42 [7]	1,219,165	1,281,501
FNMA Whole Loan, Series 2003-W1, Class 2A, 7.500%, 12/25/42	38,609	40,051
Total Federal National Mortgage Association		139,319,894
Government National Mortgage Association - 8.9%
GNMA, 3.625%, 03/20/37, (04/01/09) [2]	1,072,986	1,045,515
GNMA, 4.750%, 01/20/32, (04/01/09) [2]	207,476	207,749
GNMA, 4.750%, 10/20/34, (01/01/09) [2]	629,398	630,633
GNMA, 5.000%, 10/20/32, (01/01/09) [2]	436,853	438,243
GNMA, 5.000%, 03/20/35, (04/01/09) [2]	160,399	160,268
GNMA, 5.125%, 11/20/17 to 11/20/27, (01/01/09) [2,7]	2,155,217	2,166,092
GNMA, 5.250%, 01/20/28, (04/01/09) [2]	103,084	103,474
GNMA, 5.375%, 03/20/21 to 03/20/23, (04/01/09) [2]	194,672	195,656
GNMA, 5.500%, 01/20/34, (04/01/09) [2]	969,649	973,212
GNMA, 5.500%, 07/20/35 to 09/20/35, (10/01/08) [2,7]	6,002,369	6,029,227
GNMA, 5.625%, 07/20/18 to 09/20/35, (10/01/08) [2]	6,494,010	6,559,347
GNMA, 6.000%, 06/20/35, (07/01/09) [2]	206,059	209,487
GNMA, 6.375%, 06/20/22 to 05/20/33, (07/01/09) [2,7]	1,260,733	1,283,032
GNMA, 6.375%, 05/20/27, (01/01/09) [2,7]	723,866	737,346
GNMA, 9.500%, 07/15/09 to 12/15/17	19,376	21,051
GNMA, Series 2001-65, Class PG, 6.000%, 07/20/28 [7]	19,104	19,077
Total Government National Mortgage Association		20,779,409
Interest Only Strips - 1.6%
FHLMC IO Strip, 4.500%, 08/15/35 to 09/15/35	903,456	217,510

The accompanying notes are an integral part of these financial statements.

7

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Interest Only Strips - 1.6% (continued)
FHLMC IO Strip, 4.629%, 11/15/30, (07/15/08) [2,10]	$324,781	$23,553
FHLMC IO Strip, 5.000%, 05/15/18 to 08/01/35	6,996,747	1,633,785
FHLMC IO Strip, 7.500%, 10/01/27	58,896	16,612
FHLMC IO Strip, 8.000%, 06/01/31	13,613	2,852
FNMA IO Strip, 4.750%, 01/25/24, (07/25/08) [2]	114,660	10,946
FNMA IO Strip, 5.000%, 03/01/35 to 04/01/36	7,382,400	1,857,028
FNMA IO Strip, 7.500%, 11/18/14	103,044	8,318
FNMA IO Strip, 8.000%, 08/25/22 to 05/01/30	224,960	52,411
FNMA IO Strip, 9.000%, 12/15/16	53,097	10,852
Total Interest Only Strips		3,833,867
U.S. Treasury Notes - 0.6%
U.S. Treasury Inflation Linked Notes, 2.375%, 04/15/11	1,261,717	1,336,927
Total U.S. Government and Agency Obligations (cost $268,736,657)		269,083,353
Mortgage-Backed Securities and Interest Only Strips - 10.6%[1]
Mortgage-Backed Securities - 10.5%
Countrywide Home Loans, Inc., 2.982%, 02/25/35, (07/25/08) [2,7,10]	1,664,438	1,094,478
Deutsche Alt-A Securities, Inc. Mortgage Loan, 6.250%, 07/25/36 [9,10]	549,524	506,195
GE Capital Commercial Mortgage Corporation, 6.496%, 01/15/33	502,122	514,601
GMAC Commercial Mortgage Securities, Inc., Series 2000-C1, Class A2, 7.724%, 03/15/33 [7,9]	7,028,735	7,260,864
GMAC Commercial Mortgage Securities, Inc., Series 2000-C3, Class A2, 6.957%, 09/15/35	1,563,233	1,615,568
Greenwich Capital Commercial Funding Corp., Class A2, Series 2005-GG3, 4.305%, 08/10/42	1,754,000	1,741,399
Harborview Mortgage Loan Trust, 2.893%, 11/19/34, (07/21/08) [2,10]	1,524,862	1,177,369
Lehman Brothers Mortgage Trust, 6.000%, 08/25/21 [10]	2,305,654	2,132,730
Merrill Lynch Mortgage Investors, Inc., 7.560%, 11/15/31	2,160,077	2,210,836
PNC Mortgage Acceptance, 7.300%, 10/12/33 [9]	2,124,605	2,196,987
Salomon Brothers Mortgage, 7.455%, 07/18/33	291,903	300,948
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-7, Class 2AS2, 5.717%, 08/25/47 [9]	2,455,096	2,103,759
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-9, Class 2A1, 5.996%, 10/25/47 [2]	1,098,414	875,029
Washington Mutual, Class 2A3, Series 2005-AR2, 2.833%, 01/25/45, (07/25/08) [2,10]	1,016,123	716,995
Total Mortgage-Backed Securities		24,447,758
Mortgage-Backed Interest Only Strips - 0.1%
Bank of America-First Union IO Strip, Series 2001-3, Class XC, 0.502%, 04/11/37 [3,9]	4,873,552	179,901
CS First Boston Mortgage IO Strip, 1.515%, 12/15/35 [3,9]	1,406,168	44,431
CS First Boston Mortgage Securities Corp. IO Strip, Series 1998-C1, Class AX, 1.196%, 05/17/40 [9]	853,798	36,964
GMAC, Series 1999-C1 IO Strip, Class X, 0.770%, 05/15/33 [9]	7,487,960	70,159
Total Mortgage-Backed Interest Only Strips		331,455
Total Mortgage-Backed Securities and Interest Only Strips (cost $28,383,965)		24,779,213
Asset-Backed Securities - 1.3%[1]
First Franklin Mortgage Loan Asset Backed Certificates, Series 2005-FF10, Class A4, 2.803%, 11/25/35, (07/25/08) [2]	1,800,000	1,645,548
FNMA Grantor Trust, Series 2003-T4, Class A1, 2.592%, 09/26/33, (07/28/08) [2]	20,466	19,251
FNMA Grantor Trust, Series 2004-T10, Class 1AV1, 2.643%, 06/25/35, (07/25/08) [2,7]	254,891	248,338
FNMA Grantor Trust, Series 2003-T2, Class A1, 2.763%, 03/25/33, (07/25/08) [2]	394,826	380,100

The accompanying notes are an integral part of these financial statements.

8

Managers Short Duration Government Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Asset-Backed Securities - 1.3% (continued)
FNMA Whole Loan, Series 2003-W13, Class AV2, 2.763%, 10/25/33, (07/25/08) [2]	$187,613	$176,141
FNMA Whole Loan, Series 2001-W2, Class AS5, 6.473%, 10/25/31 [8]	161,878	156,221
Structured Asset Investment Loan Trust, 3.022%, 12/25/34, (07/25/08) [2,7]	585,866	534,801
Total Asset-Backed Securities (cost $3,407,531)		3,160,400
Short-Term Investments - 4.5%
U.S. Government and Agency Discount Notes - 0.3%[5,6]
FHLMC Discount Notes, 2.219%, 08/18/08	50,000	49,851
FHLMC Discount Notes, 2.516%, 11/03/08	156,000	154,657
FNMA Discount Notes, 2.212%, 08/13/08	19,000	18,949
FNMA Discount Notes, 2.356%, 09/24/08	100,000	99,448
FNMA Discount Notes, 2.437%, 12/03/08	75,000	74,227
FNMA Discount Notes, 2.450%, 10/15/08	150,000	148,931
FNMA Discount Notes, 2.557%, 12/04/08 to 12/10/08	150,000	148,337
Total U.S. Government and Agency Discount Notes		694,400

	Shares
Other Investment Companies - 4.2%[4,7]
Dreyfus Cash Management Fund, Institutional Class Shares, 2.66%	6,404,734	6,404,734
JPMorgan Money Market Fund, Institutional Class Shares, 2.68%	3,439,355	3,439,355
Total Other Investment Companies		9,844,089
Total Short-Term Investments (cost $10,538,902)		10,538,489
Total Investments - 131.7% (cost $311,067,055)		307,561,455
Other Assets, less Liabilities - (31.7)%		(74,048,545)
Net Assets - 100.0%		$233,512,910

The accompanying notes are an integral part of these financial statements.

9

Managers Intermediate Duration Government Fund

Fund Snapshots

June 30, 2008 (unaudited)

Portfolio Breakdown

Portfolio Breakdown	Intermediate Duration Government Fund**
U.S. Government Agency Obligations	116.9%
Mortgage-Backed Securities	13.5%
Other Assets and Liabilities	(30.4)%

Top Ten Holdings

Top Ten Holdings	Percentage of Net Assets
FNMA, 6.000%, TBA	11.0%
FHLMC Gold Pool, 5.500%, TBA	8.9
FNMA, 6.500%, TBA	6.3
FNMA, 5.000%, 10/01/35	6.0
FHLMC Gold Pool, 5.500%, 02/01/35*	5.3
FHLMC Gold Pool, 5.623%, 01/01/36*	4.9
FHLMC Gold Pool, 5.500%, 06/01/35	4.7
FNMA, 5.500%, 07/17/18	3.7
FHLMC Gold Pool, 5.500%, 01/01/35*	3.6
FHLMC Gold Pool, 6.000%, 10/01/21*	3.5

Top Ten as a Group	57.9%

*	Top Ten Holding at December 31, 2007

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

10

Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments

June 30, 2008 (unaudited)

Security Description	Principal Amount	Value
U.S. Government and Agency Obligations - 116.9%[1]
Federal Home Loan Mortgage Corporation - 60.7%
FHLMC, 4.150%, 11/01/33, (12/01/08) [2]	$2,823,808	$2,851,137
FHLMC, 4.500%, 04/01/35	714,671	665,105
FHLMC, 5.934%, 02/01/37, (02/01/12) [2]	945,343	962,942
FHLMC Gold Pool, 3.750%, 11/15/25	3,271,634	3,263,904
FHLMC Gold Pool, 4.000%, 12/01/20	898,370	845,703
FHLMC Gold Pool, 4.500%, 05/01/34 to 01/01/36 [7]	18,441,574	17,128,266
FHLMC Gold Pool, 5.000%, 05/01/18 to 12/01/35	9,792,824	9,497,922
FHLMC Gold Pool, 5.000%, TBA	3,000,000	2,874,375
FHLMC Gold Pool, 5.500%, 01/01/18 to 06/01/35 [7]	35,841,261	35,490,249
FHLMC Gold Pool, 5.500%, TBA	17,000,000	16,745,000
FHLMC Gold Pool, 5.623%, 01/01/36, (01/01/13) [2,7]	9,229,720	9,322,174
FHLMC Gold Pool, 6.000%, 09/01/17 to 05/01/22	12,982,091	13,303,870
FHLMC Gold Pool, 6.500%, TBA	1,000,000	1,030,625
FHLMC Gold Pool, 7.500%, 01/01/31	92,069	99,633
FHLMC Structured Pass Through Securities, Series T-51, Class 2A, 7.500%, 08/25/42 [9]	335,351	354,424
Total Federal Home Loan Mortgage Corporation		114,435,329
Federal National Mortgage Association - 52.0%
FNMA, 2.803%, 11/25/30, (07/25/08) [2,7]	3,044,497	2,997,235
FNMA, 2.882%, 03/25/35, (07/25/08) [2,7]	2,037,675	1,946,393
FNMA, 3.779%, 06/01/34, (06/01/09) [2]	2,513,983	2,518,671
FNMA, 4.250%, 07/01/33, (12/01/08) [2]	892,377	907,505
FNMA, 4.277%, 06/01/34, (04/01/09) [2]	3,042,819	3,070,551
FNMA, 4.425%, 08/01/34, (04/01/09) [2]	1,536,704	1,548,445
FNMA, 4.500%, TBA	5,000,000	4,632,810
FNMA, 5.000%, 06/01/18 to 10/01/35 [7]	16,267,804	15,819,174
FNMA, 5.000%, TBA	1,000,000	988,750
FNMA, 5.310%, 06/01/37, (05/01/10) [2]	1,405,975	1,427,966
FNMA, 5.500%, 03/01/17 to 12/01/37 [7]	13,918,714	13,933,498
FNMA, 5.500%, TBA	11,200,000	11,185,559
FNMA, 5.544%, 02/01/36, (01/01/11) [2]	384,205	390,379
FNMA, 6.000%, 08/01/17	439,527	452,081
FNMA, 6.000%, TBA	20,500,000	20,679,375
FNMA, 6.500%, 11/01/28 to 07/01/32	640,667	661,353
FNMA, 6.500%, TBA	11,500,000	11,837,812
FNMA, Series 1994-55, Class H, 7.000%, 03/25/24 [7]	2,750,000	2,904,497
FNMA Whole Loan, Series 2003-W4, Class 4A, 7.500%, 10/25/42	203,194	213,584
Total Federal National Mortgage Association		98,115,638
Government National Mortgage Association - 0.4%
GNMA, 5.125%, 11/20/17 to 12/20/17, (01/01/09) [2]	331,889	334,347
GNMA, 5.375%, 03/20/16, (04/01/09) [2]	35,785	36,074
GNMA, 5.625%, 08/20/17 to 08/20/18, (10/01/08) [2]	166,780	168,862

The accompanying notes are an integral part of these financial statements.

11

Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Government National Mortgage Association - 0.4% (continued)
GNMA, 6.375%, 06/20/16 to 05/20/21, (07/01/09) [2]	$91,568	$93,374
GNMA, 7.500%, 09/15/28 to 11/15/31	114,948	123,729
Total Government National Mortgage Association		756,386
Interest and Principal Only Strips - 3.2%
FHLMC IO Strip, 4.229%, 11/15/18, (07/15/08) [2,10]	702,103	46,389
FHLMC IO Strip, 4.500%, 04/15/22 to 09/15/35	1,729,887	404,457
FHLMC IO Strip, 4.629%, 11/15/30, (07/15/08) [2,10]	263,789	19,130
FHLMC IO Strip, 5.000%, 05/15/17 to 09/15/35 [7]	9,745,938	2,339,606
FHLMC IO Strip, 5.179%, 09/15/16 to 10/15/16, (07/15/08) [2,10]	525,220	32,818
FHLMC IO Strip, 5.429%, 06/15/31, (07/15/08) [2]	95,840	12,534
FHLMC IO Strip, 6.000%, 05/01/31	11,502	2,951
FNMA IO Strip, 4.000%, 09/01/18 to 11/01/18	1,506,444	185,436
FNMA IO Strip, 4.500%, 02/25/22 to 10/01/33	512,229	105,878
FNMA IO Strip, 5.000%, 09/01/33 to 04/01/36	9,857,055	2,472,809
FNMA IO Strip, 7.000%, 04/01/23 to 06/01/23	400,178	88,362
FNMA PO Strip, 5.482%, 07/01/33 [5]	479,471	343,010
Total Interest and Principal Only Strips		6,053,380
U.S. Treasury Notes - 0.6%
U.S. Treasury Inflation Linked Note, 2.375%, 04/15/11	1,126,456	1,193,603
Total U.S. Government and Agency Obligations (cost $29,598,548)		220,554,336
Mortgage-Backed Securities - 13.5%[1]
American Home Loan Investment Trust, 5.294%, 06/25/45, (08/01/08) [2,10]	2,405,931	2,023,675
American Home Mortgage Assets, Series 2005-1, Class 1A1, 7.312%, 11/25/35 [9]	206,877	173,708
American Home Mortgage Investment Trust, 3.280%, 04/25/44, (08/01/08) [2,10]	248,681	226,446
American Home Mortgage Investment Trust, 4.390%, 02/25/45, (08/01/08) [2,10]	1,182,024	1,056,078
American Home Mortgage Investment Trust, 4.809%, 06/25/45, (08/01/08) [2,10]	175,790	156,141
Bank of America Funding Corp., 6.612%, 12/20/34 [9]	315,791	255,471
Bear Stearns Alt-A Trust, 6.514%, 04/25/35 [2,10]	253,386	218,124
Citigroup Mortgage Loan Trust, Series 2007-AR5, Class 1A2A, 5.610%, 04/25/37 [9]	1,654,396	1,353,070
Countrywide Alternative Loan Trust, 2.783%, 05/25/35, (07/25/08) [2,10]	1,273,568	1,094,167
Countrywide Alternative Loan Trust, 6.000%, 06/25/34	682,631	606,689
Countrywide Alternative Loan Trust, Series 2007-25, Class 2A1, 6.000%, 11/25/22 [10]	893,618	781,916
Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HYB2, Class 3A1, 5.454%, 02/25/47 [9,10]	442,286	328,002
Countrywide Home Loans, Inc., 6.424%, 05/20/35 [9,10]	216,995	188,540
Countrywide Home Loans, Inc., Series 2004-R2, Class 1AF1, 2.902%, 11/25/34, (07/25/08) [2,3]	491,083	394,815
Countrywide Home Loans, Inc., Series 2005-HYB8, Class 1A1, 5.545%, 12/20/35 [9,10]	195,218	170,958
Deutsche Alt-A Securities, Inc., Series 2006-AR6, Class A6, 2.672%, 02/25/37, (07/25/08) [2,10]	1,795,447	1,236,729
GSMPS Mortgage Loan Trust, 2.833%, 03/25/35, (07/25/08) [2,3,10]	394,036	360,873
GSR Mortgage Loan Trust, 3.940%, 05/25/34, (08/01/08) [2,10]	99,734	87,824
Harborview Mortgage Loan Trust, 6.564%, 11/19/34 [9]	197,392	172,564
Master Alternative Loans Trust, 6.000%, 01/25/35 [7,10]	1,379,797	1,088,315
Merrill Lynch Mortgage Investors, Inc., 7.560%, 11/15/31	1,580,926	1,618,076
Morgan Stanley Mortgage Loan Trust, 6.066%, 08/25/35 [9,10]	1,780,664	1,618,178

The accompanying notes are an integral part of these financial statements.

12

Managers Intermediate Duration Government Fund

Schedule of Portfolio Investments (continued)

Security Description	Principal Amount	Value
Mortgage-Backed Securities - 13.5% (continued)
Morgan Stanley Mortgage Loan Trust, Series 2007-11AR, Class 2A5, 5.986%, 06/25/37 [9,10]	$542,405	$412,815
Morgan Stanley Mortgage Loan Trust, Series 2007-14AR, Class 6A1, 6.470%, 11/25/37 [9,10]	1,518,031	1,413,560
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-7, Class 2AS2, 5.717%, 08/25/47 [9]	2,000,448	1,714,174
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-9, Class 2A1, 5.996%, 10/25/47[9]	1,739,155	1,385,463
Structured Asset Securities Corp., Series 2005-RF1, Class A, 2.833%, 03/25/35, (07/25/08) [2,3,10]	483,861	432,190
Washington Mutual Mortgage Pass-Through Certificates, 6.000%, 10/25/35	2,457,051	2,183,704
Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.000%, 12/28/37	2,901,703	2,811,025
Total Mortgage-Backed Securities (cost $221,219,811)		25,563,290
Short-Term Investments - 8.2%
U.S. Government and Agency Discount Notes - 0.1%[5,6]
FHLMC Discount Notes, 2.516%, 11/03/08	178,000	176,467
FNMA Discount Notes, 2.212%, 08/13/08	22,000	21,941
Total U.S. Government and Agency Discount Notes		198,408

	Shares
Other Investment Companies - 8.1%[4,7]
Dreyfus Cash Management Fund, Institutional Class Shares, 2.66%	6,989,822	6,989,822
JPMorgan Money Market Fund, Institutional Class Shares, 2.68%	8,204,247	8,204,247
Total Other Investment Companies		15,194,069
Total Short-Term Investments (cost $15,392,730)		15,392,477
Total Investments - 138.6% (cost $266,211,089)		261,510,103
Other Assets, less Liabilities - (38.6)%		(72,813,648)
Net Assets - 100.0%		$188,696,455

The accompanying notes are an integral part of these financial statements.

13

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations are to be read in conjunction with the Schedules of Portfolio Investments previously presented in this report.

At June 30, 2008, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were approximately as follows:

Fund	Cost	Appreciation	Depreciation	Net
Short Duration	$311,071,153	$1,708,923	($5,218,621)	($3,509,698)
Intermediate Duration	266,223,450	1,564,761	(6,278,108)	(4,713,347)

[1]

Mortgage-backed obligations and other assets are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity. The interest rate shown is the rate in effect at June 30, 2008.

[2]	Floating Rate Security. The rate listed is as of June 30, 2008. Date in parenthesis represents the security’s next coupon rate reset.

[3]

Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At June 30, 2008, the value of these securities amounted to the following:

Fund	Market Value	% of Net Assets
Short Duration	$224,332	0.1%
Intermediate Duration	1,187,878	0.6%

[4]	Yield shown for an investment company represents the June 30, 2008, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[5]	The rate listed indicates yield to maturity at June 30, 2008.

[6]	Security pledged to cover margin requirements for open futures positions at June 30, 2008.

[7]	All or part of this security has been segregated for delayed delivery transactions.

[8]	Step Bond. A debt instrument with either deferred interest payments or an interest rate that resets at specific times during its term.

[9]	Variable Rate Security. The rate listed is as of June 30, 2008 and is periodically reset subject to terms and conditions set forth in the debenture.

[10]

Illiquid security. A security not readily convertible into cash such as a stock, bond or commodity that is not actively traded and would be difficult to sell in a current sale. The Funds may not invest more than 15% of their net assets in illiquid securities. All securities are valued by an independent pricing agent.

Investments Abbreviations:

DLJ:	Donaldson, Lufkin & Jenrette Securities Corp.
FHLMC:	Federal Home Loan Mortgage Corp.
FNMA:	Federal National Mortgage Association
GMAC:	General Motors Acceptance Corp.
GNMA:	Government National Mortgage Association
GSMPS:	Goldman Sachs Mortgage Participating Security
GSR:	Goldman Sachs REMIC
IO:	Interest Only
PO:	Principal Only
TBA:	To Be Announced
USTN:	United States Treasury Note

Security Ratings:

The composition of debt holdings as a percentage of portfolio assets is as follows:

S&P/Moody’s Ratings	Gov’t/AAA	AA	A	BBB	BB	Not Rated
Short Duration	99.6%	0.0%	0.0%	0.0%	0.0%	0.4%
Intermediate Duration	100.0%	0.0%	0.0%	0.0%	0.0%	0.0%

14

Statements of Assets and Liabilities

June 30, 2008 (unaudited)

	Managers Short Duration Government Fund	Managers Intermediate Duration Government Fund
Assets:
Investments at value*	$307,561,455	$261,510,103
Receivable for investments sold	38,814,250	16,738,281
Receivable for TBA sale commitments	19,304,688	3,029,063
Receivable for Fund shares sold	1,704,595	542,569
Dividends, interest and other receivables	1,399,357	1,557,588
Receivable for variation margin on futures	44,546	18,686
Prepaid expenses	18,050	2,406

Total assets	368,846,941	283,398,696

Liabilities:
Payable for investments purchased	100,275,995	87,386,048
Payable for Fund shares repurchased	925,006	4,126,382
Payable for TBA sale commitments, at value (proceeds $33,860,031 and $3,029,063, respectively)	33,841,742	3,033,438
Payable for variation margin on futures	113,346	9,000
Investment advisory and management fee payable	137,450	101,440
Other accrued expenses	40,492	45,933

Total liabilities	135,334,031	94,702,241

Net Assets	$233,512,910	$188,696,455

Shares outstanding	24,337,685	18,050,892

Net asset value, offering and redemption price per share	$9.59	$10.45

Net Assets Represent:
Paid-in capital	$240,364,841	$192,690,440
Undistributed net investment income	821,465	62,471
Accumulated net realized gain (loss) from investments, options, futures contracts and TBA sale commitments	(4,181,930)	358,335
Net unrealized depreciation of investments, options, futures contracts and TBA sale commitments	(3,491,466)	(4,414,791)

Net Assets	$233,512,910	$188,696,455

* Investments at cost	$311,067,055	$266,211,089

The accompanying notes are an integral part of these financial statements.

15

Statements of Operations

For the six months ended June 30, 2008 (unaudited)

	Managers Short Duration Government Fund	Managers Intermediate Duration Government Fund
Investment Income:
Interest income	$5,128,271	$4,702,280
Dividend income	657,040	357,835
Securities lending fees	6,913	3,400

Total investment income	5,792,224	5,063,515

Expenses:
Investment advisory and management fees	852,057	684,418
Professional fees	45,471	33,086
Custodian	29,363	21,628
Transfer agent	27,734	123,094
Registration fees	22,417	18,478
Reports to shareholders	16,062	18,747
Trustees fees and expenses	8,057	5,389
Miscellaneous	4,233	3,959

Total expenses before offsets	1,005,394	908,799

Expense waiver	(6,960)	(3,200)
Expense reimbursement	—	(37,957)
Expense reductions	(934)	(653)

Net expenses	997,500	866,989

Net investment income	4,794,724	4,196,526

Net Realized and Unrealized Gain (Loss):
Net realized gain on investments and TBA sale commitments	817,644	1,245,054
Net realized gain (loss) on options and futures contracts	(774,708)	236,939
Net unrealized depreciation of investments and TBA sale commitments	(2,583,263)	(5,576,930)
Net unrealized appreciation (depreciation) of options and futures contracts	165,846	(117,914)

Net realized and unrealized loss	(2,374,481)	(4,212,851)

Net increase (decrease) in net assets resulting from operations	$2,420,243	($16,325)

The accompanying notes are an integral part of these financial statements.

16

Statements of Changes in Net Assets

	Managers Short Duration Government Fund			Managers Intermediate Duration Government Fund
	For the six months ended June 30, 2008 (unaudited)	For the period from April 1, 2007 to December 31, 2007	For the fiscal year ended March 31, 2007	For the six months ended June 30, 2008 (unaudited)	For the period from April 1, 2007 to December 31, 2007	For the fiscal year ended March 31, 2007
Increase (Decrease) in Net Assets From Operations:
Net investment income	$4,794,724	$6,675,804	$8,483,687	$4,196,526	$6,388,790	$7,934,407
Net realized gain (loss) on investments, options and futures	42,936	(614,286)	721,946	1,481,993	297,557	(348,413)
Net unrealized appreciation (depreciation) of investments, options and futures	(2,417,417)	763,188	782,009	(5,694,844)	2,054,940	2,980,940

Net increase (decrease) in net assets resulting from operations	2,420,243	6,824,706	9,987,642	(16,325)	8,741,287	10,566,934

Distributions to Shareholders:
From net investment income	(4,705,750)	(6,670,389)	(8,566,062)	(4,134,843)	(6,439,350)	(7,937,857)

From Capital Share Transactions:
Proceeds from sale of shares	78,826,289	122,092,292	123,190,502	38,821,009	54,398,859	66,087,961
Reinvestment of dividends and distributions	4,518,472	6,371,801	8,136,268	3,740,734	5,657,461	7,038,492
Cost of shares repurchased	(82,663,387)	(73,485,510)	(159,287,605)	(43,154,041)	(51,689,803)	(87,529,430)

Net increase (decrease) from capital share transactions	681,374	54,978,583	(27,960,835)	(592,298)	8,366,517	(14,402,977)

Total increase (decrease) in net assets	(1,604,133)	55,132,900	(26,539,255)	(4,743,466)	10,668,454	(11,773,900)

Net Assets:
Beginning of period	235,117,043	179,984,143	206,523,398	193,439,921	182,771,467	194,545,367

End of period	$233,512,910	$235,117,043	$179,984,143	$188,696,455	193,439,921	$182,771,467

End of period undistributed net investment income	$821,465	$732,491	$727,076	$62,471	$788	$51,348

Share Transactions:
Sale of shares	8,162,336	12,626,197	12,771,423	3,636,076	5,177,651	6,314,692
Reinvestment of dividends and distributions	469,943	659,682	844,943	353,273	539,286	675,812
Shares repurchased	(8,581,432)	(7,593,562)	(16,513,626)	(4,064,469)	(4,935,351)	(8,405,912)

Net increase (decrease) in shares	50,847	5,692,317	(2,897,260)	(75,120)	781,586	(1,415,408)

The accompanying notes are an integral part of these financial statements.

17

Financial Highlights

For a share outstanding throughout each fiscal period

	For the six months ended June 30, 2008 (unaudited)	For the period from April 1, 2007 to December 31, 2007	For the fiscal year ended March 31,
Short Duration Government Fund			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$9.68	$9.68	$9.61	$9.66	$9.69	$9.74	$9.72

Income from Investment Operations:
Net investment income	0.19	0.31	0.42	0.34	0.27	0.25	0.30
Net realized and unrealized gain (loss) on investments	(0.09)	0.01	0.06	(0.05)	(0.02)	(0.06)	0.06

Total from investment operations	0.10	0.32	0.48	0.29	0.25	0.19	0.36

Less Distributions to Shareholders from:
Net investment income	(0.19)	(0.32)	(0.41)	(0.34)	(0.28)	(0.24)	(0.32)
Return of capital	—	—	—	—	—	—	(0.02)

Total distributions to shareholders	(0.19)	(0.32)	(0.41)	(0.34)	(0.28)	(0.24)	(0.34)

Net Asset Value, End of Period	$9.59	$9.68	$9.68	$9.61	$9.66	$9.69	$9.74

Total Return[1]	0.99%[4,7]	3.41%[4]	5.05%	3.00%	2.62%	2.00%	3.76%

Ratio of net expenses to average net assets[2]	0.82%[5]	0.84%[5]	0.83%	0.83%	0.78%	0.78%	0.78%
Ratio of net investment income to average net assets [1,2]	3.94%[5]	4.49%[5]	4.15%	3.41%	2.90%	2.59%	2.74%
Portfolio turnover	139%[4]	199%[4]	230%	315%	341%	349%	418%
Net assets at end of period (000’s omitted)	$233,513	$235,117	$179,984	$206,523	$237,900	$198,726	$160,710

Ratios absent expense offsets:[6]
Ratio of total expenses to average net assets	0.83%[5]	1.22%[3,5]	1.36%[3]	1.08%[3]	1.00%[3]	0.95%[3]	0.93%[3]
Ratio of net investment income to average net assets	3.93%[5]	4.11%[3,5]	3.62%[3]	3.16%[3]	2.68%[3]	2.42%[3]	2.59%[3]

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of “Notes to Financial Statements.”)

[2]	After expense offsets, excluding interest expense. (See Note 1(h) of “Notes to Financial Statements.”)

[3]

Includes interest expense for the period ended December 31, 2007 and the fiscal years ended March 31, 2007, 2006, 2005, 2004 and 2003 of 0.38%, 0.53%, 0.23%, 0.16%, 0.03% and 0.01%, respectively. (See Note 1(h) of “Notes to Financial Statements.”)

[4]	Not Annualized.

[5]	Annualized.

[6]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of “Notes to Financial Statements.”)

[7]	The Total Return is based on the Financial Statement Net Asset Values as shown above.

18

Financial Highlights

For a share outstanding throughout each fiscal period

	For the six months ended June 30, 2008 (unaudited)	For the period from April 1, 2007 to December 31, 2007	For the fiscal year ended March 31,
Intermediate Duration Government Fund			2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$10.67	$10.54	$10.37	$10.53	$10.74	$10.61	$10.16

Income from Investment Operations:
Net investment income	0.22	0.37	0.47	0.37	0.26	0.23	0.40
Net realized and unrealized gain (loss) on investments	(0.22)	0.13	0.17	(0.16)	(0.06)	0.20	0.45

Total from investment operations	0.00	0.50	0.64	0.21	0.20	0.43	0.85

Less Distributions to Shareholders from:
Net investment income	(0.22)	(0.37)	(0.47)	(0.37)	(0.26)	(0.23)	(0.40)
Net realized gain on investments	—	—	—	—	(0.15)	(0.07)	0.00

Total distributions to shareholders	(0.22)	(0.37)	(0.47)	(0.37)	(0.41)	(0.30)	(0.40)

Net Asset Value, End of Period	$10.45	$10.67	$10.54	$10.37	$10.53	$10.74	$10.61

Total Return[1]	0.03%[4]	4.85%[4]	6.30%	2.02%	1.78%	4.07%	8.48%

Ratio of net expenses to average net assets[2]	0.89%[5]	0.83%[5]	0.87%	0.88%	0.88%	0.88%	0.88%
Ratio of net investment income to average net assets [1,2]	4.29%[5]	4.62%[5]	4.46%	3.53%	2.45%	2.09%	3.75%
Portfolio turnover	206%[4]	240%[4]	445%	672%	851%	667%	578%
Net assets at end of period (000’s omitted)	$188,696	$193,440	$182,771	$194,545	$186,026	$123,826	$71,342

Ratios absent expense offsets:[6]
Ratio of total expenses to average net assets	0.93%[5]	0.84%[3,5]	0.89%[3]	0.88%[3]	0.89%[3]	0.93%[3]	1.06%[3]
Ratio of net investment income to average net assets	4.25%[5]	4.61%[3,5]	4.44%[3]	3.53%	2.44%[3]	2.04%[3]	3.57%[3]

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of “Notes to Financial Statements.”)

[2]	After expense offsets, excluding interest expense. (See Note 1(h) of “Notes to Financial Statements.”)

[3]

Includes interest expense for the period ended December 31, 2007 and the fiscal years ended March 31, 2007, 2005, 2004 and 2003 of 0.01%, 0.04%, 0.01%, 0.00%, 0.03%, respectively. (See Note 1(h) of “Notes to Financial Statements.”)

[4]	Not Annualized.

[5]	Annualized.

[6]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage recapture credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of “Notes to Financial Statements.”)

19

Notes to Financial Statements

June 30, 2008 (unaudited)

1.	Summary of Significant Accounting Policies

Managers Trust II (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are two series of Trust II: Managers Short Duration Government Fund (“Short Duration”) and Managers Intermediate Duration Government Fund (“Intermediate Duration”) (each a “Fund” and collectively the “Funds”).

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a.	Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by the third party pricing services approved by the Board of Trustees of the Funds. Under certain circumstances, the value of a specific investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. A Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates their NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Funds may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Funds’ fair value procedures.

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share except iShares or other ETF’s, which are valued the same as equity securities. Investments in certain mortgage-backed, stripped mortgage-backed, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are valued at fair value, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk)

Level 3 –significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

20

Notes to Financial Statements (continued)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following table summarizes the valuation of the Funds’ net assets by the above fair value hierarchy levels as of June 30, 2008:

Level	Investments in Securities	Other Financial Instruments*
Short Duration
Level 1	$9,844,090	($4,156)
Level 2	297,717,365	—
Level 3	—	—

Total	$307,561,455	($4,156)

Intermediate Duration
Level 1	$15,194,069	($290,570)
Level 2	246,316,034	—
Level 3	—	—

Total	$261,510,103	($290,570)

*	Other financial instruments are derivative instruments not reflected in the Schedule of Portfolio Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation of the instrument.

The following table is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Balance as of June 30, 2008	Investments in Securities	Other Financial Instruments
Short Duration	$0	$0
Intermediate Duration	$0	$0

b.	Security Transactions

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c.	Investment Income and Expenses

Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend Income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders.

The Funds have a “balance credit” arrangement with The Bank of New York Mellon (“BNYM”), formerly the Bank of New York, the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the six months ended June 30, 2008, the custodian expense was reduced as follows: Short Duration - $278 and Intermediate Duration - $121.

Overdrafts will cause a reduction of any earnings credits and are computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the six months ended June 30, 2008, the Funds’ had no overdraft fees.

The Trust also has a balance credit arrangement with its Transfer Agent, PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.), whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the six months ended June 30, 2008, the transfer agent expense was reduced as follows: Short Duration - $656 and Intermediate Duration - $532.

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments the Fund has made in the JPMorgan Liquid Assets Portfolio. For six months ended June 30, 2008, the management fee was reduced as follows: Short Duration - $6,960, Intermediate Duration - $3,200.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense offsets such as brokerage recapture credits, but include non-reimburseable expenses such as interest and taxes, if any.

d.	Dividends and Distributions

Dividends resulting from net investment income, if any, normally will be declared and paid monthly for each Fund. Distributions of capital gains, if any, will be made annually in December and when required for Federal excise tax purposes. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales, REITS, equalization accounting for tax purposes, foreign currency, options, futures and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

e.	Federal Taxes

The Funds intend to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

21

Notes to Financial Statements (continued)

f.	Capital Loss Carryovers

As of June 30, 2008, the Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the chart. These amounts may be used for Federal income tax purposes to offset future realized capital gains, if any, through the expiration dates listed.

Fund	Capital Loss Carryover Amounts	Expires Dec. 31,
Short Duration	$1,568,229	2008
	362,610	2009
	213,372	2012
	285,554	2014
	704,384	2016

Total:	$3,134,149

Intermediate Duration	$591,542	2014

g.	Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value, for each Fund. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded on the ex-dividend date.

At June 30, 2008, certain unaffiliated shareholders, specifically omnibus accounts, individually held greater than 10% of the outstanding shares of the Funds as follows: Short Duration - 2 collectively own 64%; and Intermediate Duration—2 collectively own 64%. Transactions by these shareholders may have a material impact on the Funds.

h.	Reverse Repurchase Agreements

A reverse repurchase agreement involves the sale of portfolio assets together with an agreement to repurchase the same or substantially the same assets later at a fixed price. An interest expense is charged to the Fund for the duration of the sale. Additional assets are maintained in a segregated account with the custodian, and are marked to market daily. The segregated assets may consist of cash, U.S. Government securities, or other liquid securities at least equal in value to the obligations under the reverse repurchase agreements. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a fund’s use of the proceeds under the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the obligation to repurchase the securities. As of June 30, 2008, there were no reverse repurchase agreements outstanding.

i.	Delayed Delivery Transactions and When-Issued Securities

The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked to market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Funds’ Schedules of Portfolio Investments. With respect to purchase commitments, the Funds identify securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the Funds’ Statement of Assets and Liabilities under the caption when-issued. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

j.	Dollar Roll and Reverse Dollar Roll Agreements

The Funds may enter into dollar rolls in which they sell debt securities for delivery currently and simultaneously contract to repurchase similar, but not identical, securities at the same price or a lower price on an agreed date. The Funds receive compensation as consideration for entering into the commitment to repurchase. The compensation is the difference between the current sale price and the forward price for the future price (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. The Funds may also be compensated by the receipt of a commitment fee. As the holder, the counterparty receives all principal and interest payments, including prepayments, made with respect to the similar security. Dollar rolls may be renewed with a new sale and repurchase price with a cash settlement mad at renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Funds are able to repurchase them. There can be no assurance that the Funds use of the cash that they receive from a dollar roll will provide a return that exceeds its cost.

k.	Securities Transacted on a When Issued Basis

The Funds may enter into To Be Announced (“TBA”) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Valuation of Investments,” in footnote 1a above. Each contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

22

Notes to Financial Statements (continued)

TBA sale commitments outstanding at June 30, 2008 were as follows:

Fund	Principal/Share Amount	Security	Current Liability
Short Duration	$16,800,000	FNMA, 5.000%, 7/15/22	$16,574,242
	4,000,000	FNMA, 5.500%, 7/15/38	3,942,500
	13,000,000	FNMA, 6.000%, 7/15/23	13,325,000

Total			$33,841,742

Intermediate Duration	$2,000,000	FHLMC, 6.000%, 7/15/23	$2,046,876
	1,000,000	FNMA, 5.000%, 7/15/22	986,562

Total			$3,033,438

l.	Futures Contracts

The Funds may use interest rate futures contracts for risk management purposes in order to reduce fluctuations in the Fund’s net asset value relative to the Fund’s targeted option-adjusted duration. On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent payments (variation margin) are made or received each day. The variation margin payments equal the daily changes in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Short Duration had the following open futures contracts as of June 30, 2008:

Type	Number of Contracts	Position	Expiration Month	Unrealized Gain/(Loss)
2-Year U.S. Commodity	221	Long	September 2008	($22,335)
5-Year Treasury Note	419	Short	September 2008	30,246
10-Year U.S. Treasury Note	31	Short	September 2008	(35,109)
U.S. Treasury Long Bond	84	Long	September 2008	148,759
10-Year Swap	218	Short	September 2008	(36,218)
3-Month Eurodollar	195	Long	March 2008 -September 2011	34,506
3-Month Eurodollar	138	Short	March 2008 -December 2012	(124,006)

Total				($4,157)

Intermediate Duration had the following open futures contracts as of June 30, 2008:

Type	Number of Contracts	Position	Expiration Month	Unrealized Gain/(Loss)
2-Year U.S. Commodity	12	Short	September 2008	($5,280)
5-Year U.S. Treasury Note	33	Long	September 2008	3,838
10-Year U.S. Treasury Note	22	Short	September 2008	(33,000)
U.S. Treasury Long Bond	3	Long	September 2008	5,313
10-Year Swap	7	Long	September 2008	(2,096)
3-Month Eurodollar	175	Long	September 2008 -September 2012	523,159
3-Month Eurodollar	78	Short	December 2008 - June 2010	(201,364)

Total				$290,570

Futures transactions involve additional costs and may result in losses. The effective use of futures depends on the Fund’s ability to close futures positions at times when the Fund’s portfolio managers deem it desirable to do so. The use of futures also involves the risk of imperfect correlation among movements in the values of the securities underlying the futures purchased and sold by the Funds, of the futures contracts themselves, and of the securities that are the subject of a hedge.

23

Notes to Financial Statements (continued)

m.	Assets Pledged to Cover Margin Requirements for Open Futures Positions

The aggregate market value of assets pledged to cover margin requirements for the open futures positions at June 30, 2008 was:

Fund	Assets Pledged
Short Duration	$793,817
Intermediate Duration	198,410

n.	Option Contracts

A written option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Options written (sold) are recorded as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is recognized as realized gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. At June 30, 2008, there were no written options outstanding.

o.	Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

2.	Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which Managers Investment Group LLC (the “Investment Manager”), an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds. The Investment Manager selects subadvisors for the Funds (subject to Trustee approval) and monitors each subadvisor’s investment programs and results. Each Fund’s investment portfolio is managed by a portfolio manager who serves pursuant to a Subadvisory Agreement with the Investment Manager.

Investment management fees are paid directly by each Fund to the Investment Manager based on average daily net assets. For the six months ended June 30, 2008, the annual investment management fee rates, as a percentage of average daily net assets were as follows: Short Duration – 0.70% and Intermediate Duration – 0.70%.

The Investment Manager had contractually agreed, through July 31, 2005, to waive its fees and/or bear expenses of the Short Duration Fund to cause total operating expenses (exclusive of taxes, interest, brokerage costs, acquired fund fees and extraordinary expenses) to not exceed the annual rate of 0.78%. Short Duration Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within (36) months after the waiver or reimbursement and that such payment would not cause the Fund’s total operating expenses as a percent of average net assets in any such future year to exceed 0.78%. Effective January 1, 2008, Managers has contractually agreed, through at least May 1, 2009, to limit the Intermediate Duration Fund’s annual fund operating expenses (exclusive of taxes, interest, brokerage costs, acquired fund fees and extraordinary expenses) to 0.89% of average daily net assets. Intermediate Duration Fund was obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurred within (36) months after the waiver or reimbursement and that such payment would not cause the Fund’s expenses as a percent of average net assets in any such future year to exceed 0.88%. For the six months ended June 30, 2008, the Funds made no such repayments to the Investment Manager. For the six months ended June 30, 2008, the cumulative amount of reimbursement by the Investment Manager subject to repayment by Short Duration and Intermediate Duration was $7,073 and $37,957, respectively.

Prior to July 1, 2007, the aggregate annual retainer paid to each Independent Trustee was $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. Effective July 1, 2007, the aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. (Prior to July 1, 2007, the Independent Chairman received an additional payment of $10,000 per year). The Chairman of the Audit Committee receives an additional payment of $5,000 per year. (Prior to July 1, 2007, the Chairman of the Audit Committee received an additional payment of $2,000 per year). The “Trustee fees and expenses” shown in the financial statements represent each Fund’s allocated portion of the total fees and expenses paid by the Fund and other affiliated funds in the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. The MDI serves as the principal underwriter for each Fund in the Trust. MDI is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

24

Notes to Financial Statements (continued)

3.	Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the six months ended June 30, 2008 were as follows:

	Long-Term Securities		U.S. Government Securities
Fund	Purchases	Sales	Purchases	Sales
Short Duration	$3,464,987	$5,845,237	$417,412,406	$384,646,297
Intermediate Duration	50,302	42,081,854	537,559,451	466,268,858

4.	Portfolio Securities Loaned

The Funds may participate in a securities lending program offered by BNYM providing for the lending of equities, corporate bonds and government securities to qualified brokers. Collateral on all securities loaned is accepted in cash and/or government securities. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. Collateral received in the form of cash is invested temporarily in institutional money market funds or other short-term investments by BNYM.

Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate. These earnings (after rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund loaning the security, according to agreed-upon rates.

5.	Risks Associated with Mortgage Related and Asset-Backed Securities

Asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and therefore, potentially increasing the volatility of the Funds.

Prepayments may cause losses on securities purchased at a premium. At times, some mortgage- backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value.

Collateralized mortgage obligations (“CMO’s”) may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMO’s may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMO’s represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMO’s. CMO’s are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMO’s may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMO’s of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMO’s, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and therefore, potentially increasing their volatility.

25

Notes to Financial Statements (continued)

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) and the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Fund’s yield to maturity to the extent it invests in IO’s. If the assets underlying the IO experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities. Conversely, principal only or “PO’s” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

6.	New Accounting Pronouncement

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109 (“FIN 48”).” FIN 48 applies to all registered investment companies and establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Investment Manager has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended March 31, 2005 – 2007 and December 31, 2007) and has concluded that as of June 30, 2008, no provision for income tax is required in the Funds’ financial statements. Additionally, the Investment Manager is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, the Investment Manager’s conclusion regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and ongoing analysis of tax laws, regulations, and interpretations thereof.

7.	Change in Fiscal Year Ends

Short Duration and Intermediate Duration have changed their fiscal year ends from March 31 to December 31, effective December 31, 2007.

26

Annual Renewal of Investment Advisory Agreements (unaudited)

On June 6, 2008, the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for each of the Managers Short Duration Government Fund and the Managers Intermediate Duration Government Fund (each a “Fund”) and the Subadvisory Agreement with respect to each Fund. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and the Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds for each Fund (each a “Peer Group”), performance information for the benchmark index for each Fund (each a “Fund Benchmark”) and other information regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisor under their respective agreements. The Trustees also took into account information on the services provided by the Investment Manager and the Subadvisor (including information provided at meetings held on May 15-16 and June 5-6, 2008), as well as performance, fee and expense information regarding each Fund provided to them on a quarterly basis throughout the year. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and the Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services.

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager relating to the performance of its duties with respect to the Funds and the Trustees’ familiarity with the Investment Manager’s management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the search, selection and monitoring services performed by the Investment Manager in overseeing the portfolio management responsibilities of the Subadvisor; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance programs. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and to maintain a contractual expense limitation for the Intermediate Duration Government Fund.

For each Fund, the Trustees also reviewed information relating to the Subadvisor’s operations and personnel and the investment philosophy, strategies and techniques (the “Investment Strategy”) used in managing each Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding the Subadvisor’s organizational and management structure and the Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadvisor with portfolio management responsibility for the Funds, including the information set forth in the Funds’ prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance programs. The Trustees also took into account the financial condition of the Subadvisor with respect to its ability to provide the services required under each Subadvisory Agreement.

Performance.

With respect to the Managers Short Duration Government Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2008 was above the median performance of its Peer Group for each period and below, below, below and above, respectively, the performance of the Fund Benchmark, the Merrill Lynch 6-Month U.S. T-Bill Index. The Trustees concluded that the Fund’s performance has been satisfactory.

With respect to the Managers Intermediate Duration Government Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2008 was below, below, above and above, respectively, the median performance of its Peer Group and below the performance of the Fund Benchmark, the Citigroup Mortgage Index, for each period. The Trustees took into account management’s discussion of the Fund’s performance, including the effect of current mortgage market conditions on short-term performance. The Trustees also noted the Fund’s strong long-term performance relative to its Peer Group. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of all factors considered.

As noted above, the Board considered each Fund’s performance during relevant time periods as compared to the Fund’s Peer Group and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition as well as the Subadvisor’s Investment Strategy. The Board also noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Investment Manager’s attention to monitoring the Subadvisor’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

Advisory and Subadvisory Fees and Profitability.

In considering the reasonableness of the advisory fee payable to the Investment Manager and the subadvisory fee payable by the Investment Manager to the Subadvisor, the Trustees reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect, received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the Managers Family of Funds, the cost of providing such services and the resulting profitability to the

27

Annual Renewal of Investment Advisory Agreements (continued)

Investment Manager and its affiliates from these relationships. The Trustees also noted that the Investment Manager, and not the Funds, is responsible for paying the fees charged by the Subadvisor and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees concluded that, in light of the additional high quality supervisory services provided by the Investment Manager and the fact that the subadvisory fees are paid out of the advisory fee, the advisory fee payable by each Fund to the Investment Manager can reasonably be expected to exceed the median advisory fee for each Fund’s Peer Group, which consists of many funds that do not operate using a manager-of-managers structure. In this regard, the Trustees also noted that the Investment Manager has undertaken to maintain an expense limitation for the Intermediate Duration Government Fund.

The Trustees also noted the current asset levels of each Fund and the willingness of the Investment Manager to waive fees and pay expenses for the Intermediate Duration Government Fund from time to time as a means of limiting its total expenses. The Board took into account management’s discussion of the current advisory fee structure of the Funds. On this basis, the Trustees concluded that the profitability to the Investment Manager and its affiliates of their relationships with the Funds is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the fees for either Fund at this time. With respect to economies of scale, the Trustees also noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the fee payable by the Investment Manager to the Subadvisor, the Trustees relied on the ability of the Investment Manager to negotiate the terms of the Subadvisory Agreements at arm’s length as part of the manager-of-managers structure, noting that the Investment Manager is not affiliated with the Subadvisor. Accordingly, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with each Fund were not material factors in the Trustees’ deliberations. For similar reasons, and based on the current size of each Fund, the Trustees concluded that the effect of any economies of scale being realized by the Subadvisor in managing the Fund was not a material factor at this time.

The Trustees noted that each Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2008 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through May 1, 2009, to limit the Intermediate Duration Government Fund’s net annual operating expenses to 0.89%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, each Fund’s performance and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Funds’ advisory fees are reasonable.

* * * * *

After consideration of the foregoing, the Trustees also reached the following conclusions regarding the Investment Management and Subadvisory Agreements in addition to the conclusions discussed above: (a) the Investment Manager has demonstrated that it possesses the resources and capability to perform its duties under the Investment Management Agreement; (b) the Subadvisor has the resources to perform its duties under each of the Subadvisory Agreements and is qualified to manage each Fund’s assets in accordance with its investment objectives and policies; and (c) the Investment Manager and Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and each Subadvisory Agreement (as applicable) would be in the best interests of each Fund and its shareholders. Accordingly, on June 6, 2008, the Trustees, including a majority of the Independent Trustees, voted to approve the Investment Management and Subadvisory Agreements for each Fund.

Administrator

Managers Investment Group LLC

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Distributor

Managers Distributors, Inc.

800 Connecticut Avenue

Norwalk, Connecticut 06854

(203) 299-3500 or (800) 835-3879

Subadvisor

Smith Breeden Associates, Inc.

280 South Magnum Street, Suite 301

Durham, North Carolina 27701

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

Trustees

Jack W. Aber

William E. Chapman, II

Nathaniel Dalton

Edward J. Kaier

Steven J. Paggioli

Eric Rakowski

Thomas R. Schneeweis

John H. Streur

For Managers Choice Only

Managers

c/o PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 61204

King of Prussia, Pennslyvania 19406-0851

(800) 358-7668

28

MANAGERS AND MANAGERS AMG EQUITY FUNDS

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

ESSEX GROWTH

ESSEX LARGE CAP GROWTH

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

INSTITUTIONAL MICRO-CAP MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

OFI Institutional Asset Management, Inc.

Next Century Growth Investors LLC

INTERNATIONAL EQUITY

AllianceBernstein L.P.

Lazard Asset Management, LLC

Wellington Management Company, LLP

CHICAGO EQUITY PARTNERS

MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

SKYLINE SPECIAL EQUITIES

PORTFOLIO

Skyline Asset Management, L.P.

SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

SMALL COMPANY

Epoch Investment Partners, Inc.

Kalmar Investment Advisers

SPECIAL EQUITY

Donald Smith & Co., Inc.

Lord, Abbett & Co. LLC

Skyline Asset Management, L.P.

Smith Asset Management Group, L.P.

Veredus Asset Management LLC

Westport Asset Management, Inc.

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

VALUE

Armstrong Shaw Associates Inc.

Osprey Partners Investment Management, LLC

MANAGERS AND MANAGERS AMG BALANCED FUNDS

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

GLOBAL

AllianceBernstein L.P.

First Quadrant, L.P.

Wellington Management Company, LLP

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

First Quadrant, L.P.

MANAGERS FIXED INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Co., L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Evergreen Investment Management Co., LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET

JPMorgan Investment Advisors Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

Item 2.	CODE OF ETHICS

Not applicable for the semi-annual shareholder report.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable for the semi-annual shareholder report.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable for the semi-annual shareholder report.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a)	The registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 12.	EXHIBITS

(a)	(1)	Not applicable.
(a)	(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 – Filed herewith.
(a)	(3)	Not applicable.

(b)		Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 – Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS TRUST II

By:	/s/ John H. Streur
John H. Streur, President

Date:	August 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John H. Streur
John H. Streur, President

Date:	August 29, 2008

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date:	August 29, 2008